                                                                    EXHIBIT 10.2


                           STOCK PURCHASE AGREEMENT

                                 by and among

           each of the parties listed on Schedule A attached hereto

                          collectively, as "Sellers",


                    KWL, Inc. and Kwik-Wash Laundries, Inc.

                           together, the "Partners",


                           Kwik Wash Laundries, L.P.

                               the "Partnership"


                                      and


                             Coinmach Corporation

                                  as "Buyer"





                               November 25, 1996

                               TABLE OF CONTENTS

                                                                         Page


ARTICLE 1      DEFINITIONS.................................................  1

               1.1  Defined Terms. ........................................  1
               1.2  Other Defined Terms....................................  9

ARTICLE 2      PURCHASE AND SALE OF STOCK.................................. 10

               2.1  Transfer of Stock...................................... 10
               2.2  Consideration for Stock................................ 10
               2.3   Purchase Price Adjustments............................ 11
               2.4   Escrow Agreement...................................... 13

ARTICLE 3      CLOSING..................................................... 14

               3.1  Closing................................................ 14
               3.2  Deliveries............................................. 14

ARTICLE 4      REPRESENTATIONS AND WARRANTIES
               OF SELLERS, PARTNERS AND THE PARTNERSHIP.................... 14

               4.1  Organization of Sellers................................ 14
               4.2  Organization of Partners............................... 15
               4.3  Capitalization of the Partners......................... 15
               4.4  Organization of the Partnership........................ 16
               4.5  Capitalization of the Partnership...................... 16
               4.6  Authorization; Binding Effect.......................... 16
               4.7  No Conflict or Violation............................... 17
               4.8  Absence of Certain Changes or Events................... 17
               4.9  Title to Assets, etc................................... 20
               4.10  Condition of Tangible Assets.......................... 21
               4.11  Contracts and Commitments............................. 21
               4.12  Location Contracts and Laundromat Leases.............. 24
               4.13  Consents and Approvals................................ 24
               4.14  Financial Statements.................................. 25
               4.15  Litigation............................................ 25
               4.16  Labor Matters......................................... 25
               4.17  Liabilities........................................... 26
               4.18  Compliance with Law................................... 26
               4.19  No Brokers............................................ 26
               4.20  No Other Agreements to Sell the Stock,
                     Partnership Interests, Assets or the Partnership...... 26
               4.21  Proprietary Rights.................................... 27
               4.22  Employee Benefit Plans................................ 27
               4.23  Transactions with Certain Persons..................... 31
               4.24  Tax Matters........................................... 31
               4.25  Severance Arrangements................................ 33
               4.26  Insurance............................................. 34
               4.27  Payments.............................................. 34

               4.28  Customers and Suppliers............................... 34
               4.29  Accounts Receivable................................... 35
               4.30  Compliance with Legislation Regulating
                     Environmental Quality................................. 35
               4.31  Misstatements or Omissions............................ 37
               4.32  Key Personnel......................................... 37
               4.33  Solvency.............................................. 37

ARTICLE 5      REPRESENTATIONS AND WARRANTIES OF BUYER..................... 37

               5.1  Organization of Buyer.................................. 37
               5.2  Authorization.......................................... 38
               5.3   Consents and Approvals................................ 38
               5.4   No Brokers............................................ 38
               5.5  No Conflict or Violation............................... 38

ARTICLE 6      ACTIONS BY SELLERS, THE PARTNERS,
               THE PARTNERSHIP AND BUYER PRIOR TO THE CLOSING.............. 38

               6.1   Maintenance of Business............................... 38
               6.2  Obstruction of Purpose................................. 39
               6.3  Certain Prohibited Transactions........................ 39
               6.4  Investigation by Buyer................................. 41
               6.5  Consents and Best Efforts.............................. 41
               6.6  Modification of Excluded Contracts..................... 41
               6.7  Notification of Certain Matters........................ 42
               6.8  HSR Act Approval....................................... 42
               6.9   Exclusivity........................................... 42
               6.10  Title-Link Disposition................................ 43
               6.11  Payment of Certain Accrued Liabilities................ 43
               6.12  Kwik Wash Profit Sharing Plan......................... 43
               6.13  Resignation of Certain Employees...................... 43

ARTICLE 7      CONDITIONS TO SELLERS' OBLIGATIONS.......................... 44

               7.1   Representations, Warranties and Covenants............. 44
               7.2   Consents.............................................. 44
               7.3   No Governmental Proceeding or Litigation.............. 44
               7.4   Certificates.......................................... 44
               7.5   Corporate Documents................................... 44
               7.6   HSR Act............................................... 44
               7.7   Compliance with Legal Requirements.................... 45
               7.8   Opinion of Counsel.................................... 45
               7.9  Tax Cooperation Agreement.............................. 45
               7.10 Agreement Among Creditors.............................. 45
               7.11 Purchase and Sale of Dallas Property................... 45

ARTICLE 8      CONDITIONS TO BUYER'S OBLIGATIONS........................... 46

               8.1   Representations, Warranties and Covenants............. 46
               8.2   Consents.............................................. 46
               8.3   No Governmental Proceeding or Litigation.............. 46

               8.4   Compliance with Legal Requirements.................... 46
               8.5   Opinion of Counsel.................................... 46
               8.6   Certificates and Corporate Documents.................. 47
               8.7   HSR Act............................................... 47
               8.8   Disclosure Schedules.................................. 48
               8.9   Balance Sheet and Financial Statements................ 48
               8.10  Termination of Excluded Contracts..................... 48
               8.11  Due Diligence......................................... 48
               8.12  Consulting Agreement.................................. 48
               8.13  Escrow Agreement...................................... 48
               8.14  FIRPTA Certificates................................... 48
               8.15  Payout Letter and Release............................. 48
               8.16  Renewal Options on Laundromat Leases.................. 49
               8.17  Facility Leases....................................... 49
               8.18  Purchase and Sale of Dallas Property.................. 50
               8.19  Tax Cooperation Agreement............................. 50
               8.20  Change of Control Agreement........................... 51

ARTICLE 9      COVENANT NOT TO COMPETE..................................... 51

               9.1   Covenant Not to Compete............................... 51
               9.2  Tax Allocation......................................... 52
               9.3  Permitted Activities................................... 52
               9.4  Irreparable Damage Upon Breach......................... 53
               9.5  Payment Default Under the Note......................... 53

ARTICLE 10     ACTIONS BY THE KWIK WASH ENTITIES
               AND BUYER AFTER THE CLOSING................................. 53

               10.1  Books and Records..................................... 53
               10.2  Further Assurances.................................... 53
               10.3 Pro Forma Tax Basis.....................................53

ARTICLE 11     INDEMNIFICATION............................................. 54

               11.1  Survival of Representations, etc...................... 54
               11.2  Indemnification....................................... 54
               11.3  Indemnification Procedures............................ 55
               11.4  Exclusive Remedy...................................... 57
               11.5  Insurance Proceeds.................................... 57
               11.6  No Right of Contribution.............................. 57
               11.7  Characterization of Indemnity......................... 57

ARTICLE 12     MISCELLANEOUS............................................... 58

               12.1  Termination........................................... 58
               12.2  Assignment............................................ 59
               12.3  Notices; Transfer of Funds............................ 59
               12.4  Choice of Law; Service of Process..................... 60
               12.5  Entire Agreement; Amendments and Waivers.............. 61
               12.6  Counterparts.......................................... 61
               12.7  Invalidity............................................ 61
               12.8  Headings.............................................. 61
               12.9  Singulars and Plurals................................. 61

               12.10 Expenses.............................................. 61
               12.11 Publicity............................................. 61
               12.12 Remedies.............................................. 62
               12.13 Risk of Loss.......................................... 62
               12.14 Confidential Information.............................. 62
               12.15 Litigation Costs...................................... 63



EXHIBITS

Exhibit A - Excluded Contracts
Exhibit B - Promissory Note
Exhibit C - Escrow Agreement
Exhibit D - Tax Cooperation Agreement
Exhibit E - Form of Consulting Agreement
Exhibit F - List of Certain Personnel


SCHEDULES

Schedule A - List of Sellers
Schedule 1.1(A) - Balance Sheets
Schedule 1.1(B) - Financial Statements
Schedule 6.3 - Certain Assets of the Partnership
Schedule 8.16 - Related Party Laundromat Lease Rent Rates
Schedule 8.17 - Facility Lease Rent Rates

                           STOCK PURCHASE AGREEMENT
                           ------------------------


                                   Preamble
                                   --------

            This Stock Purchase Agreement, dated as of November 25, 1996, is entered into by and among Kwik Wash Laundries, L.P., a Texas limited partnership (the "Partnership"), KWL, Inc., a Nevada corporation and sole general partner of the Partnership (the "GP"), Kwik-Wash Laundries, Inc., a Nevada corporation and sole limited partner of the Partnership (the "LP" and, together with the GP, the "Partners"), Coinmach Corporation, a Delaware corporation or its designee (the "Buyer"), and each of the parties listed on Schedule A attached to this Agreement (each, a "Seller" and, collectively, the "Sellers").

                                   RECITALS
                                   --------

          A. Sellers collectively own all of the issued and outstanding shares of common stock, par value $.10 per share, of GP (the "GP Stock") and all of the issued and outstanding shares of common stock, par value $1.00 per share, of LP (the "LP Stock" and, together with the GP Stock, the "Stock"), constituting all of the issued and outstanding capital stock of the Partners.

          B. The Partnership currently engages in, among other things, the businesses of (i) providing coin-operated and non coin-operated laundry equipment services to customers in multi-family dwellings; (ii) operating, maintaining and servicing laundromat retail stores; and (iii) the sale of Parts (as hereinafter defined) (the foregoing, together with all other businesses, activities, divisions and operations of the Partners and the Partnership and their respective Affiliates (as hereinafter defined) the "Business").

          C. Buyer desires to purchase from Sellers, and Sellers desire to transfer to Buyer, all of the Stock, subject to the terms and conditions of this Agreement.


                                   AGREEMENT
                                   ---------

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

       1.1  Defined Terms.  As used in this Agreement, the terms below shall
            -------------
have the following meanings:

            "Adverse Effect" shall mean a materially adverse effect on any of
             --------------
the Business, the Sale, the Stock, the Partnership Interests, liabilities, Assets, working capital, earnings, condition (financial or otherwise), operating results, prospects, or employee, customer or supplier relations of the Partnership, or the ability of the Partnership, any Partner or any Seller to perform its respective obligations under the Transaction Documents or the ability of the Partnership or any Partner to conduct the Business as presently conducted or as proposed to be conducted.

            "Agreement" shall mean this Stock Purchase Agreement, dated as of
             ---------
November 25, 1996, by and among Buyer, Sellers, the Partners and the Partnership, as such Agreement may be amended from time to time.

            "Affiliate" as applied to any Person, means any other Person
             ---------
directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, shall mean (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or (b) ownership, directly or indirectly, of 10% or more of the Equity Interests of such Person.

            "Balance Sheet Date" shall mean December 31, 1995.
             ------------------

            "Balance Sheet" shall mean the combined audited balance sheet of
             -------------
the Partners as of December 31, 1995, together with the notes thereon and the related unqualified report of Ernst & Young LLP, the certified public accountants for the Partners, previously delivered to Buyer and attached hereto as Schedule 1.1(A).

            "Business" shall have the meaning assigned to such term in
             --------
Recital B to this Agreement.

            "Buyer" shall have the meaning assigned to such term in the
             -----
Preamble to this Agreement.

            "Buyer's Expenses" shall mean all costs and expenses incurred by
             ----------------
Buyer in connection with the negotiation, preparation, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, including without limitation, paying any filing fees required under the HSR Act.

            "CLC" shall mean Coinmach Laundry Corporation, a Delaware
             ---
corporation and the holder of all of the outstanding capital stock of Buyer.

            "Closing Date" shall mean the close of business on January 8,
             ------------
1997, or such other date as may be mutually agreed upon in writing by the Parties.

            "Code" shall mean the Internal Revenue Code of 1986, as amended
             ----
and as it may be further amended from time to time.

            "Consenting Party" shall mean any Person whose consent or waiver
             ----------------
is or may be required under any Contract in connection with the Transaction Documents or any of the transactions contemplated thereby.

            "Contracts" shall mean any and all of the agreements, contracts
             ---------
(including without limitation the Excluded Contracts and the Location Contracts), Leases (including, without limitation, the Laundromat Leases) or commitments of the Partnership or any of the Partners described in the Disclosure Schedule and any of the agreements, contracts, leases or commitments of the Partnership or any of the Partners not required to be described in the Disclosure Schedule solely because of the size or duration limitations on contracts required to be scheduled by this Agreement.

            "Customer" means any customer or prospective customer of the
             --------
Partnership, including without limitation, landlords, owners and management companies of multi-family dwellings, laundromat customers, and purchasers of Parts and laundry equipment or related services from the Partnership.

            "Disclosure Schedule" shall mean a schedule executed by the
             -------------------
Partnership, the Partners and each of the Sellers and delivered to Buyer on or prior to the date hereof, which sets forth exceptions to the representations and warranties contained in Article 4 hereof and certain other information called for by Article 4 hereof and other provisions of this Agreement and which hereby is made a part of this Agreement and incorporated herein by reference, as such schedule may be updated pursuant to Section 8.8.

            "Encumbrances" shall mean any claim, mortgage, deed of trust,
             ------------
restrictive covenant, reservation, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance of any kind or other adverse claims, or voting or other rights, of third parties (including, without limitation, preemptive rights), whether or not filed, recorded or otherwise perfected under applicable law, as well as the interest of any vendor, vendee or lessor or lessee under any conditional sales agreement, capital lease or other title retention agreement.

            "Environmental Liabilities" shall include any liabilities,
             -------------------------
damages, costs, expenses (including without limitation, attorneys', engineers' and consultants' fees and any expenses incurred in enforcing any applicable provisions of this Agreement), judicial or administrative actions or proceedings,

Encumbrances, claims, fines, penalties, impositions, losses or lost income arising under, from, or in relation to (i) any Environmental and Safety Requirements; (ii) the presence of any Hazardous Substance at, on, under or nearby any Facility or former Facility; (iii) any Release or threatened Release; or (iv) the exposure or alleged exposure of any Person, animal, aquatic life or property to any Hazardous Substance.

            "Environmental and Safety Requirements" shall mean and refer to
             -------------------------------------
all applicable federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker or occupational health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control, or cleanup of any Hazardous Substance.

            "Equity Interests" shall mean the capital stock, partnership
             ----------------
interests or other equity interests (including the Stock and the Partnership Interests) or options, warrants, rights to subscribe to, scrip calls, contracts, undertakings, arrangements, commitments to issue or other rights of any kind to acquire capital stock, partnership interests or other equity interests of any Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of
             -----
1974, as amended.

            "Escrow Agreement" shall have the meaning assigned to such term
             ----------------
in Section 2.2 of this Agreement.

            "Excluded Contracts" shall mean those certain Contracts attached
             ------------------
hereto as Exhibit A.

            "Facilities" shall mean the Locations, plants, office locations,
             ----------
self-storage facilities, re-manufacturing facilities, warehouses, administration, office and other buildings and all other property and related facilities which are owned or leased by the Partnership, the Partners or the Sellers on behalf of any Partner or the Partnership and identified on the Disclosure Schedule.

            "Financial Statements" shall mean the Balance Sheet and the
             --------------------
related audited combined statements of income and combined statements of stockholders' equity, retained earnings and changes in financial position or cash flows for each Partner for the twelve (12) month period ended as of the Balance Sheet Date, together with the notes thereon and the related unqualified report of Ernst & Young LLP, the certified public accountants of the Partners, previously delivered to Buyer and attached hereto as Schedule 1.1(B).

            "Fixtures and Equipment" shall mean any and all of the furniture,
             ----------------------
fixtures, furnishings, machinery (including Machines and Parts) and equipment owned or leased by the Partnership or the Partners or any of their Representatives on behalf of the Partnership and located in, at or upon the Facilities as of the Balance Sheet Date, plus all additions and replacements since the Balance Sheet Date to the Closing Date.

            "GP" shall have the meaning assigned to such term in the Preamble
             --
to this Agreement.

            "GP Interests" shall mean all of the general partnership
             ------------
interests of the Partnership.

            "Hazardous Substance" shall mean any pollutants, dangerous
             -------------------
substances, contaminants (including without limitation, asbestos, oil, petroleum or petroleum-containing substances, products or byproducts, lead-based paint, solid waste, radiation, methane gas, Formaldehyde, radioactive waste, chemical substances or mixtures, pesticides, pollutants, contaminants, radon, polychlorinated biphenyls ("PCBs")), toxic substances or chemicals, hazardous or otherwise regulated materials, substances or wastes, or hazardous substances as defined (now or at any time) in or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. (SS) 6901, et seq.) ("RCRA"), the Comprehensive
                                   ------
Environmental Response, Compensation and Liability Act (42 U.S.C. (SS) 9601, et
                                                                             --
seq.) ("CERCLA"), the Clean Air Act (42 U.S.C. Section 7401, et seq.), the Clear
---                                                          ------
Water Act (42 U.S.C. (SS) 1251, et seq.), the Toxic Substances Control Act (15
                                ------
U.S.C. (SS) 2601 et seq.), the Federal Water Pollution Control Act (33 U.S.C.
                 ------
(SS)1251 et seq.), the Safe Drinking Water Act (21 U.S.C. (SS)349, 42 U.S.C.
         ------
(SS) 201, 300f), the Toxic Substances Control Act (15 U.S.C. (SS)2601 et seq.),
                                                                      ------
the Texas Water Code (Title II, Ch. 26 (SS) 26.001 et seq., 26.263(4), 26.301 et
                                                   ------                     --
seq. or as elsewhere defined in the Texas Water Code) and any other applicable
---
Environmental and Safety Requirement.

            "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements
             -------
Act of 1976, as amended.

            "Indebtedness" shall mean, with respect to any Person, (a)
             ------------
indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise and any commitment by which such Person insures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit, (b) indebtedness guaranteed in any manner by such Person, including a guarantee in the form of an agreement to repurchase or reimburse, (c) obligations under capitalized leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person insures a creditor against loss, and (d) any unsatisfied obligation of such Person for "withdrawal liability" to a "multi-employer plan," as such terms are defined under ERISA.

            "Investment" shall mean, with respect to any Person, (a) any
             ----------
direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or other ownership or beneficial interest (including partnership interests and joint venture interests) of any other Person, and (b) any capital contribution by such Person to any other Person.

            "Kwik Wash Entities" shall mean, collectively, each of the
             ------------------
Sellers, the Partners and the Partnership.

            "Laundromat Leases" shall mean all Leases pursuant to which the
             -----------------
Partnership or any Partner rents commercial or retail property for the purpose of operating self-service laundry businesses or stores commonly known as "laundromats" and providing laundry equipment services related thereto, which Leases are listed on the Disclosure Schedule.

            "Leases" shall mean any and all of the leases (including the
             ------
Location Contracts and the Laundromat Leases) listed on the Disclosure Schedule and all other leases relating to the Business which are not required to be scheduled pursuant to this Agreement.

            "Legal Requirement" shall mean any action, law, statute, treaty,
             -----------------
rule, regulation, order, ordinance, judgment, injunction, decree, award, determination or direction of an arbitrator or government entity, including without limitation, any zoning, Environmental and Safety Requirement, motor vehicle safety requirements or standards or any requirements arising thereunder.

            "Location" shall mean a laundromat, laundry room or similar
             --------
location at which one or more On-Location Machines are installed pursuant to a Location Contract or a Laundromat Lease.

            "Location Contracts" shall mean all Leases pursuant to which the
             ------------------
Partnership or any Partner provides laundry equipment services to multi-family dwellings in the course of the Business including, without limitation, installation, maintenance or other services with respect to On-Location Machines subject to such Leases, which Leases are listed on the Disclosure Schedule.

            "LP" shall have the meaning assigned to such term in the Preamble
             --
to this Agreement.

            "LP Interests" shall mean all of the limited partnership
             ------------
interests of the Partnership.

            "Machines" shall mean any and all new, used or refurbished
             --------
coin-operated or non-coin operated washing machines and dryers, soap machines, card operated equipment, video or other interactive vending machines, change makers and any other vending or similar equipment owned or leased by any Partner or the Partnership.

            "Motor Vehicles" shall mean any and all trucks, trailers, vans
             --------------
and automobiles owned or leased by the Partnership, which vehicles shall be listed on the Disclosure Schedule.

            "NationsBank" shall mean NationsBank of Texas, N.A.
             -----------

            "On-Location Machines" shall mean those certain coin-operated and
             --------------------
non coin-operated washing machines and dryers installed at Locations, as listed on the Disclosure Schedule.

            "Parties" shall mean the Buyer, and each of the Kwik Wash
             -------
Entities.

            "Partnership Interests" shall mean the GP Interests and the LP
             ---------------------
Interests constituting all of the outstanding partnership interests of the Partnership.

            "Parts" shall mean any and all Machine parts (whether new, used
             -----
or refurbished) or other Machine equipment owned or leased by the Partnership or otherwise used in connection with the Business.

            "Permits" shall mean any and all of the licenses, permits and
             -------
other Federal, state or local regulatory or governmental authorizations, accreditations, approvals, waivers, consents, declarations or filings necessary or required to enter into the Transaction Documents and to consummate the transactions contemplated thereby or to conduct the Business as presently conducted or as proposed to be conducted.

            "Person" shall mean an individual, partnership, sole
             ------
proprietorship, corporation, association, joint stock company, limited liability company, trust, joint venture, unincorporated organization, governmental or regulatory authority or any other entity or organization of any kind whatsoever.

            "Proprietary Rights" shall mean any and all of the Partners' and
             ------------------
the Partnership's: (i) patents, patent applications, patent disclosures and inventions (whether patentable or unpatentable) and any and all reissues, continuations, continuations-in-part, extensions or reexaminations thereof;
(ii) trademarks, service marks (including, without limitation, the service mark "Flexivend"), trade dress, trade names, logos and corporate or partnership names, together with all goodwill associated therewith (including the use of the Partnership's current partnership name and trade names and all translations, derivations and combinations of any of the foregoing) and registrations and applications for registration thereof; (iii) mask works and registrations and applications for registration thereof; (iv) computer software, including data, data bases and documentation; (v) trade secrets and other confidential information (including lists of and information related to Locations, Customers, ideas, techniques, research and development information, designs, plans, proposals, marketing plans and supplier lists and information); and (vi) other intellectual property rights, whether or not registered and in whatever form or medium.

            "Release" shall mean the spilling, leaking, disposing,
             -------
discharging, emitting, depositing, injecting, dumping, leaching, escaping or other release of any Hazardous Substance, whether purposely, accidentally, intended, unintended, knowingly, unknowingly, suddenly, over time, or otherwise.

            "Representative" shall mean, with respect to any Person, any
             --------------
officer, director, partner, shareholder, principal, attorney, accountant, consultant, financial advisor, agent, employee or other representative of such Person.

            "Sale" shall have the meaning assigned to such term in Section
             ----
2.1 to this Agreement.

            "Seller" or "Sellers" shall have the meaning assigned to such
             ------      -------
term in the Preamble to this Agreement.

            "Sellers' Expenses" shall mean all costs and expenses incurred by
             -----------------
the Sellers, the Partners and the Partnership in connection with the negotiation, preparation, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby.

            "Stock" shall have the meaning assigned to such term in Recital A
             -----
to this Agreement.

            "Tax" shall mean any federal, state, local, or foreign income,
             ---
gross receipts, license, payroll, employment, excise, severance, stamp, occupational, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security or similar, unemployment, disability, real property, personal property, sales, use, Transfer Tax, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including without limitation any interest, penalty or addition thereto, whether disputed or not.

            "Tax Return" shall mean any return, declaration, report, claim
             ----------
for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, whether arising out of the transactions contemplated by the Transaction Documents or otherwise.

            "Title-Link" shall mean Title-Link, L.C., a Texas limited
             ----------
liability company engaged in the business of providing software and network communications services to the title, mortgage and real estate industries.

            "Transaction Documents" shall mean this Agreement and all
             ---------------------
exhibits, statements, schedules, instruments, certificates and other documents and agreements to be entered into or delivered by any Person in connection with the transactions contemplated to be consummated pursuant to any of the foregoing.

            "Transfer Taxes" shall mean any and all sales, use, transfer,
             --------------
real property transfer, recording, gains, stock transfer and other similar Taxes and fees, including without limitation any interest, penalty or addition thereto, whether disputed or not.

       1.2  Other Defined Terms.  The following terms shall have the meanings
            -------------------
assigned to such terms in the corresponding Sections of this Agreement set forth below:

  Term                                                                  Section

  1995 Assets .....................................................       2.3
  1995 Liabilities ................................................       2.3
  1995 Net Current Asset Value ....................................       2.3
  1996 Assets .....................................................       2.3
  1996 Balance Sheet ..............................................       2.3
  1996 Liabilities ................................................       2.3
  1996 Net Current Asset Value ....................................       2.3
  401(k) Plan .....................................................       6.12
  A.A.A ...........................................................       2.3
  accumulated funding deficiency ..................................       4.22
  Acquisition Proposal ............................................       6.9
  Actions .........................................................       4.15
  Affiliate .......................................................       4.22
  Arbitrator ......................................................       2.3
  Assets ..........................................................       4.9
  Benefit Arrangement .............................................       4.22
  Buyer's Indemnitees .............................................      11.2
  Change of Control Agreement .....................................       6.3
  Change of Control Payments ......................................       6.3
  Closing .........................................................       3.1
  Closing Disclosure Schedule .....................................       8.8
  Dallas Property .................................................       7.11
  Damages .........................................................      11.2
  Deficiency Amount ...............................................       2.3
  Dispute .........................................................       2.3
  Employee Plan ...................................................       4.22
  Escrow Agreement ................................................       2.2
  Escrowed Funds ..................................................       2.2

  Excluded Obligations ............................................       2.3
  Houston Facility Lease ..........................................       8.17
  Indemnification Claim Notice ....................................      11.3
  Indemnified Party ...............................................      11.3
  Indemnifying Party ..............................................      11.3
  Initial Facility Term ...........................................       8.17
  Initial Laundromat Term .........................................       8.16
  Interim Financial Statements ....................................       8.9
  Key Employees ...................................................       6.3
  Lease Notice ....................................................       9.2
  Lease Notice Period .............................................       9.2
  Multi-employer Plans ............................................       4.22
  Note ............................................................       2.2
  Other Related Party Facility
    Leases ........................................................       8.17
  PBGC ............................................................       4.22
  Personnel .......................................................       4.8
  Proceeding ......................................................      11.3
  prohibited transaction ..........................................       4.22
  Purchase Price ..................................................       2.2
  Related Parties .................................................       4.23
  Related Party Contracts .........................................       4.23
  Related Party Laundromat
    Lease(s) ......................................................       8.16
  reportable event ................................................       4.22
  Resigning Management Employees ..................................       6.13
  Seller Laundromat Lease .........................................       9.2
  Sellers' Indemnitees ............................................      11.2
  Severance Plan ..................................................      10.2
  Title IV Plan ...................................................       4.22
  WARN Act ........................................................       4.16


                                   ARTICLE 2

                          PURCHASE AND SALE OF STOCK
                          --------------------------

     2.1    Transfer of Stock.  Upon the terms and subject to the conditions
            -----------------
contained herein, and in reliance upon the representations, warranties, covenants and indemnifications contained herein, each Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer hereby agrees to acquire from the Sellers, on the Closing Date, all of the Sellers' rights, title and interest in, to and under the Stock.

     2.2    Consideration for Stock
            -----------------------
                  Upon the terms and subject to the conditions contained herein, the purchase price (the "Purchase Price") for the Stock and for the covenants of the Kwik Wash Entities set forth in this Agreement shall be comprised of: (i) $125,000,000, which shall be payable in immediately available funds to Sellers at the Closing; and (ii) a promissory note in an aggregate principal amount of $15,000,000 (the "Note"), which Note, substantially in the form of Exhibit B attached hereto, shall be placed in
                             ---------
escrow on the Closing Date (the "Escrowed Funds") with an escrow agent mutually acceptable to the parties hereto in respect of security for certain indemnification obligations of Sellers hereunder and disbursed pursuant to and in accordance with the terms and conditions of an escrow agreement, dated as of the Closing Date, substantially in the form of Exhibit C attached
                                                     ---------
hereto (the "Escrow Agreement"). The Parties acknowledge and agree that they are entering into the Escrow Agreement to secure Buyer's right to the indemnifications provided for in Section 11.2(a) hereof.

            (b)   All payments to be made to Sellers pursuant to this Section
2.2 by wire transfer of immediately available funds shall be made to such account or accounts as the Sellers may reasonably direct by written notice delivered to Buyer at least two (2) business days prior to the Closing Date or in such other manner as the Parties may mutually agree.

     2.3    Purchase Price Adjustments.
            --------------------------

            (a)   Indebtedness and Long-Term Liability Adjustment.
                  -----------------------------------------------

                  (i)  Definitions.  For purposes of this Section 2.3(a),
                       -----------
"Excluded Obligations" shall mean, with respect to the Partnership and the Partners all obligations, liabilities, and actions arising out of or in connection with Benefit Arrangements and Indebtedness and other liabilities relating thereto of any kind incurred or entered into, as applicable, on or prior to the Closing Date (whether past, present or future) other than current liabilities incurred in the ordinary course of business consistent with past practices and having a term, maturity or payment date of not more than ninety (90) days or not otherwise terminable within ninety (90) days.

                  (ii)  Indebtedness and Long-Term Liability Adjustment.  On
                        -----------------------------------------------
or after the Closing Date, the Purchase Price shall be decreased, on a dollar-for-dollar basis, by an amount equal to the aggregate of all Excluded Obligations in accordance with the provisions of Section 11 hereof; provided, however, that Seller agrees to indemnify Buyer in accordance with the provisions of Section 11 hereof for any Excluded Obligations not covered by the foregoing adjustment.

            (b)  Net Current Asset Adjustment.
                 ----------------------------

                  (i)    Definitions. For the purposes of this Section 2.3(b),
                         -----------
the following terms shall have the following meanings:

                        (A) "1996 Balance Sheet" shall mean the audited combined balance sheet of the Partners as of December 31, 1996, together with the notes thereon and the related unqualified report of Ernst & Young LLP, the certified public accountants of the Partners and the Partnership.

                        (B) "1995 Assets" shall mean the net amount of all current assets on the Balance Sheet as determined in accordance with generally accepted accounting principles consistently applied;
      provided, however, that, for purposes of this Agreement, "1995 Assets" shall not include: (i) that certain SAS receivable in an amount of $214,212; (ii) the current portion of notes receivable arising from the sale of laundromat stores subject to Laundromat Leases; and (iii) the current portion of notes receivable arising out of real estate transactions and only to the extent not in connection with the Business.

                        (C) "1996 Assets" shall mean the net amount of all current assets on the 1996 Balance Sheet as determined in accordance with generally accepted accounting principles consistently applied; provided, however, that, for purposes of this Agreement, "1996 Assets" shall not include: (i) the current portion of notes receivable arising from the sale of laundromat stores subject to Laundromat Leases; and
      (ii) the current portion of notes receivable arising out of real estate transactions and only to the extent not in connection with the Business.

                        (D) "1995 Liabilities" shall mean the net amount of all current liabilities of the Partners on the Balance Sheet as determined in accordance with generally accepted accounting principles; provided, however, that, for purposes of this Agreement, "1995 Liabilities" shall not include the current portion of notes payable arising out of real estate transactions and only to the extent not in connection with the Business.

                        (E) "1996 Liabilities" shall mean the net amount of all current liabilities of the Partners on the 1996 Balance Sheet as determined in accordance with generally accepted accounting principles; provided, however, that, for purposes of this Agreement, "1996 Liabilities" shall not include the current portion of notes payable arising out of real estate transactions and only to the extent not in connection with the Business.

                        (F) "1995 Net Current Asset Value" shall mean the 1995 Assets less the 1995 Liabilities. The 1995 Net Current Asset Value can be a positive or a negative number.

                        (G) "1996 Net Current Asset Value" shall mean the 1996 Assets less the 1996 Liabilities. The 1996 Net Current Asset Value can be a positive or a negative number.

                        (H) "Deficiency Amount" shall mean the amount, if any, by which the 1996 Net Current Asset Value is less than (more negative than) the 1995 Net Current Asset Value; provided, however, that the Deficiency Amount shall not include any payments (other than payments out of cash or cash equivalents as reflected on the 1996 Balance Sheet) made by the Partnership on or after December 31, 1996 and on or prior to the Closing Date (i) pursuant to Section 6.11 and
      6.12 hereof or (ii) relating to real property taxes payable by the Partnership in respect of Leases that are Related Party Contracts.

                  (ii)   Delivery of 1996 Balance Sheet.  Buyer shall deliver
                         ------------------------------
to Sellers the 1996 Balance Sheet no later than ninety (90) days after December 31, 1996.

                  (iii)  Net Current Asset Adjustment.  Subject to the
                         ----------------------------
provisions of subsection 2.3(d) hereof, no later than ten (10) business days after delivery of the 1996 Balance Sheet to the Sellers by Buyer, Sellers shall pay to Buyer by wire transfer of immediately available funds an amount in cash equal to the Deficiency Amount, if any.

            (d)   Arbitration.  If Buyer and Sellers shall be unable to agree
                  -----------
on the calculation of the amount of any adjustment to the Purchase Price required by this Section 2.3 or shall be unable to resolve any other dispute arising under this Section 2.3 (any such dispute, a "Dispute") within fifteen
(15) days of the date on which any such adjustment should be made pursuant to this Section 2.3, then such Dispute shall, at the demand of any party hereto, be determined by arbitration. Buyer and Sellers shall appoint an arbitrator ("Arbitrator") who is licensed by the American Arbitration Association ("AAA") to arbitrate such Dispute. In the event Buyer and Sellers cannot agree on the selection of the Arbitrator, each party shall select one arbitrator who shall together select the Arbitrator who shall arbitrate the matter. Buyer and Sellers shall, within twenty (20) days thereafter present their positions with respect to the Dispute to the Arbitrator together with such other materials as the Arbitrator deems appropriate. The Arbitrator shall, after the submission of such evidentiary materials, submit a written decision on such Dispute to Sellers and Buyer. Any determination by the Arbitrator with respect to any such Dispute shall be final and binding on Buyer and Sellers. The arbitration shall be conducted in New York, New York in accordance with the commercial arbitration rules of the AAA as in effect for commercial arbitrations conducted in New York, New York by the AAA. Sellers and Buyer agree that the cost of the Arbitrator shall be borne 50% by Sellers and 50% by Buyer.

     2.4    Escrow Agreement.  At the Closing, Sellers and Buyer will enter
            ----------------
into the Escrow Agreement relating to certain indemnification obligations of Sellers arising under Article 11 of this Agreement.

                                   ARTICLE 3

                                    CLOSING

     3.1    Closing.  The closing of the transactions contemplated herein
            -------
(the "Closing") shall be held at 10 a.m. Dallas time on the Closing Date at the offices of Strasburger & Price, L.L.P., Suite 4300, 901 Main Street, Dallas, Texas, unless the Parties otherwise agree.

     3.2    Deliveries.  To effect the transfer referred to in Section 2.1
            ----------
and the delivery of the consideration described in Section 2.2 hereof, the applicable Parties shall, on the Closing Date, deliver the following:

     (a) Sellers shall deliver to Buyer certificate(s) evidencing the (i) Stock (duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank) and (ii) the Partnership Interests, in each case free and clear of any Encumbrances.

     (b) Sellers and Buyer shall each deliver all documents required to be delivered pursuant to this Agreement.

     (c) Buyer shall deliver the Note and the immediately available funds, in each case as provided in Section 2.2.

     (d) Buyer shall cause CLC to deliver to Sellers a stock pledge agreement pursuant to which Sellers are granted a second lien security interest in the outstanding capital stock of Buyer to secure payment of the Note.

     (e) All instruments and documents to be executed and delivered to Buyer pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to Buyer. All instruments and documents to be executed and delivered to Sellers pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to the Sellers.


                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                    OF SELLERS, PARTNERS AND THE PARTNERSHIP

            Except as otherwise set forth in the Disclosure Schedule, each of the Kwik Wash Entities hereby represents and warrants to Buyer as follows:

     4.1    Organization of Sellers.  Each Seller that is not a natural
            -----------------------
person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and is qualified to do business in each jurisdiction in which its ownership of property or conduct of business requires it to be so qualified. Each Seller has the power and authority necessary to own and operate its properties and assets, carry on its business and enter into, deliver and carry out its obligations under the Transaction Documents. Sellers own of record and beneficially all of the Stock (which Stock constitutes all of the issued and outstanding capital stock of each of the Partners), free and clear of all Encumbrances.

     4.2    Organization of Partners.  Each Partner is duly organized,
            ------------------------
validly existing and in good standing under the laws of the State of Nevada, has full corporate power and authority to conduct its business as it is presently being conducted and as proposed to be conducted and to own and lease its assets and properties, including, without limitation, the Partnership Interests and to enter into, deliver and carry out its obligations under the Transaction Documents and the transactions contemplated thereby. Each Partner is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary or required under any applicable Legal Requirement as a result of the conduct of its business or the ownership of its assets or properties. Each jurisdiction in which the Partners are qualified to do business as a foreign corporation is listed on the Disclosure Schedule. The corporate minute books, registers and other corporate books and records of the Partners are correct, current, and complete in all material respects, nothing has been removed from such books and records, and the signatures appearing on all documents contained therein are the true signatures of the Persons purporting to have signed the same. All actions reflected in such books and records were duly and validly taken in compliance with all applicable Legal Requirements. Except for the Partnership Interests, no Partner owns any Equity Interests of, and is not in any manner affiliated (whether through an Investment or other participation of any kind) with the Equity Interests of, any Person.

     4.3    Capitalization of the Partners.  GP has authorized 100,000 shares
            ------------------------------
of GP Stock, 54,675 shares of which are issued and outstanding. LP has authorized 500,000 shares of LP Stock, 54,675 shares of which are issued and outstanding. The number of shares of Stock set forth opposite each Seller's name on the Disclosure Schedule are owned of record and beneficially by each Seller, free and clear of all Encumbrances. Upon transfer of the shares of Stock to Buyer hereunder on the Closing Date in accordance with Section 2.1 of this Agreement, Buyer will receive good and marketable title to such shares of Stock, free and clear of all Encumbrances. The Stock constitutes all of the Equity Interests of the Partners, and all of the Partners' shares of Stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any Encumbrances. There are no subscriptions, options, warrants, calls, commitments or other rights of any kind outstanding for the purchase of, nor any securities convertible or exchangeable for, Equity Interests of the Partners.

     4.4    Organization of the Partnership.  The Partnership is duly formed
            -------------------------------
and validly existing under the partnership laws of the State of Texas, has full partnership power and authority to conduct its business as presently being conducted and as proposed to be conducted and to own and lease its properties and Assets. The Partnership is duly qualified to do business as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is necessary under any applicable Legal Requirement as a result of the conduct of the Business or the ownership of its Assets and properties. Each jurisdiction in which the Partnership is qualified to do business as a foreign limited partnership is listed on the Disclosure Schedule. The partnership minute books, registers and other partnership books and records of the Partnership are correct, current, and complete in all material respects, nothing has been removed from such books and records, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in such books and records were duly and validly taken in compliance with all applicable Legal Requirements.

     4.5    Capitalization of the Partnership.  GP is the sole general
            ---------------------------------
partner of the Partnership and owns of record and beneficially 1% of the outstanding Partnership Interests of the Partnership, and LP is the sole limited partner of the Partnership and owns of record and beneficially 99% of the outstanding Partnership Interests of the Partnership. The Partnership Interests constitute all of the issued and outstanding Equity Interests in the Partnership, and the Partners have good and marketable title to the Partnership Interests, free and clear of all Encumbrances. The Disclosure Schedule contains a true and complete copy of the partnership agreement of the Partnership and all amendments, modifications or supplements thereto.
All of the outstanding Partnership Interests have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any Encumbrances. There are no subscriptions, options, warrants, calls, commitments or other rights of any kind outstanding for the purchase of, nor any securities convertible or exchangeable for, any Partnership Interests or other Equity Interests of the Partnership. The Partnership owns no Equity Interests of, and is not in any manner affiliated (whether through an Investment or participation of any kind) with the Equity Interests of, any Person.

     4.6    Authorization; Binding Effect.  Each of the Kwik Wash Entities
            -----------------------------
that is not a natural person has all necessary corporate or partnership power and authority, as applicable, to enter into the Transaction

Documents and has taken all corporate or partnership action, as applicable, necessary to consummate the transactions contemplated thereby and to perform all of its respective obligations thereunder. Each of the Transaction Documents to which each Kwik Wash Entity is a party has been duly executed and delivered by each such Kwik Wash Entity. Each Transaction Document is a legal, valid and binding obligation of each Kwik Wash Entity enforceable against each such Kwik Wash Entity in accordance with its respective terms.

     4.7    No Conflict or Violation. Neither the execution and delivery of
            ------------------------
the Transaction Documents nor the consummation of the transactions contemplated thereby will result in (a) a violation of or a conflict with any of the organizational documents, if applicable, of any of the Sellers, the certificates of incorporation or bylaws of the Partners or any provision of the partnership agreement or other formation documents of any of the Kwik Wash Entities, (b) a breach or violation of, or a material default under, any term or provision of any Contract, agreement, Indebtedness, Encumbrance, commitment, franchise, Permit, authorization or concession to which any Kwik Wash Entity is a party or by which any of the Assets are bound, (c) a violation by any Kwik Wash Entity of any Legal Requirement, or (d) an imposition of any Encumbrance on the Stock, the Partnership Interests, the Business or any of the Assets.

     4.8    Absence of Certain Changes or Events. Since August 31, 1996,
            ------------------------------------
except as otherwise expressly permitted pursuant to this Agreement, there has not been any:

     (a) change in any of the Partners' or the Partnership's condition (financial or otherwise), Assets, liabilities, working capital, reserves, earnings, Business or prospects, operating results or employee, Customer or supplier relations, in each case, except in the ordinary course of business and consistent with past practices;

     (b) (i) except for normal periodic increases in the ordinary course of business and consistent with past practices, increase in the compensation payable or to become payable by the Partnership or any Partner to any of their respective officers, directors, employees or other Representatives (collectively, "Personnel") (ii) bonus, incentive compensation, service award or other like benefit granted, made or accrued, contingently or otherwise, for or to the credit of any of the Personnel, (iii) employee welfare, pension, retirement, profit-sharing or similar payment or arrangement made or agreed to by any Kwik Wash Entity for any Personnel except pursuant to the existing plans and arrangements described in the Disclosure Schedule or (iv) new employment agreement to which the Partnership or any Partner is a party;

     (c) addition to, modification of or prepayments of any kind with respect to, the employee benefit plans, arrangements or practices described in the Disclosure Schedule affecting Personnel other than (i) contributions made for that portion of the Partnership's fiscal year 1996 through the Closing Date, in accordance with the normal practices of the Partnership or (ii) the extension of coverage to other Personnel who became eligible after the Balance Sheet Date;

      (d) sale, assignment or transfer of any of the Assets, other than in the ordinary course of business and consistent with past practices;

      (e) cancellation of any Indebtedness or waiver of any rights of substantial value to any Partner or the Partnership, whether or not in the ordinary course of business;

      (f) amendment, cancellation or termination of any Contract, Permit or other instrument relating to the Assets, Business, prospects, liabilities, earnings or condition (financial or otherwise) of any Partner or the Partnership, other than in the ordinary course of business and consistent with past practices;

      (g) (i) capital expenditure (other than in respect of Machines) or any liability therefor by any Partner or the Partnership in excess of $50,000, (ii) lease bonus or similar up front lease payments or liability therefor by the Partnership or any Partner in excess of $50,000, or
(iii) other liability by any Partner or the Partnership not in the ordinary course of business or involving payments in excess of $25,000 in the aggregate;

      (h) failure to repay any obligation of any Partner or the Partnership;

      (i) failure to operate the Business in the ordinary course and consistent with past practices and to preserve the Business intact, to keep available to Buyer the services of key Personnel, or to preserve for Buyer the goodwill of the Partnership's suppliers, Customers and others having business relations with it;

       (j) change in accounting methods or practices by the Partnership or any Partner affecting its Assets, earnings, reserves, working capital, prospects, liabilities or Business;

       (k) revaluation by the Partnership or any Partner of any of its Assets or properties, including without limitation, writing off of notes or accounts receivable, other than in accordance with generally accepted accounting principles and in the ordinary course of business and consistent with past practices;

      (l) damage, destruction or loss (whether or not covered by insurance) materially adversely affecting any of the Facilities, properties, Assets, Business, condition (financial or otherwise) or prospects of any Partner or the Partnership;

      (m) Encumbrance on any of the Stock, the Partnership Interests, the Business, Assets, or other properties of the Partnership or any Partner;

      (n) declaration, setting aside or payment by any of the Partners or the Partnership of dividends or distributions in respect of any Stock, Partnership Interest or other Equity Interests or any redemption, purchase or other acquisition of any such Stock, Partnership Interests or other Equity Interests;

      (o) issuance by any Partner or the Partnership of, or commitment by any Partner or the Partnership to issue, any Stock, Partnership Interests or other Equity Interests;

      (p) Indebtedness incurred by any Partner or the Partnership, except to the extent incurred with Buyer's prior written consent.

      (q) liabilities incurred not in the ordinary course of business and consistent with past practices and involving $50,000 or more, or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves, other than certain ordinary course adjustments relating to insurance reserves for paying general liability claims and reserves for paying employee injury claims, which adjustments shall not exceed $25,000 in the aggregate;

      (r) payment, discharge or satisfaction of any liabilities other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practices, of liabilities reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practices since the Balance Sheet Date;

      (s) activity which has resulted or may, with the passage of time or the giving of notice or otherwise, result in the acceleration or delay of the collection of its notes or accounts receivable or any delay in the payment of its accounts payable, in each case as compared with its custom and practice in the conduct of the Business immediately prior to the Balance Sheet Date;

      (t) loan or advance of any of the Assets or any of the Partnership's or any Partner's funds or other property to, or guarantee for the benefit of, or any Investment of any of its Assets or funds or other property in, any other Person;

      (u) receipt of any notice or other indication by any Partner or the Partnership (i) from any of the Partnership's suppliers to the effect that such supplier may stop, or decrease the rate of, supplying Machines, Parts or other products or services to the Partnership; (ii) from (A) any of the twenty-seven (27) largest Customers or (B) any Customer or Customers, whether individually or in the aggregate, representing five percent (5%) or more of the On-Location Machines, to the effect that such Customer or Customers may stop using or decrease the rate of buying Machines or Parts or services offered by the Partnership through the conduct of the Business; or
(iii) from (A) any of the Partnership's suppliers, (B) any of the twenty-seven
(27) largest Customers or (C) any Customer or Customers, whether individually or in the aggregate, representing five percent (5%) or more of the On-Location Machines, to the effect that any of such suppliers or Customers have or are reasonably likely to experience an event or condition which may have an Adverse Effect on such suppliers or Customers or their respective Contracts or business relations with the Business or the Partnership;

      (v) other event or condition of any character which, in any one case or in the aggregate, has resulted in an Adverse Effect or any event or condition known to any Kwik Wash Entity which could, in any one case or in the aggregate, result in an Adverse Effect; or

      (w) agreement by any of the Kwik Wash Entities or by any of their respective Representatives to do any of the foregoing, as applicable.

      4.9   Title to Assets, etc.
            --------------------

      (a) The Partnership has good and marketable fee simple title to, or a valid and subsisting leasehold interest in, all the assets and interests reflected on the Balance Sheet or acquired in the ordinary course of business since the Balance Sheet Date including, without limitation, all Machines, Parts, Facilities, Fixtures and Equipment, Motor Vehicles, Contracts and Permits (collectively, the "Assets"). The Disclosure Schedule provides a complete and accurate listing, in all material respects, of all the Assets.

      (b) The assets and property of GP consist solely of the GP Interests, and the assets and property of LP consist solely of the LP Interests.

      (c)         None of the Assets are subject to any Encumbrance.

      (d) The Assets constitute all of the assets and rights which are necessary for the conduct of the Business as currently conducted and as proposed to be conducted. The Partnership has performed all material obligations required to be performed by it with respect to all Assets leased by it through the date hereof including, without limitation, all of its material obligations under the Leases.

      (e) The Partnership enjoys peaceful and undisturbed possession of all Facilities owned or leased by it, and such Facilities are not located within any flood plain and are not subject to any Encumbrances, encroachments, building or use restrictions, exceptions, or limitations which in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the Business. The Facilities are supplied with utilities and other services necessary for the Business with respect thereto (including without limitation any necessary gas and electricity, the unrestricted use and right to a water supply sufficient for the Business, and sanitary and storm sewer services).

       (f) There are no pending or, to the best knowledge of any of the Kwik Wash Entities, threatened condemnation proceedings or administrative actions involving or relating to any of the Facilities.

       (g) The real property improvements (including leasehold improvements situated in or on the properties leased under the Leases), Fixtures and Equipment and other tangible assets owned, leased or used by the Partnership at the Facilities are structurally sound with no known material defects. None of said improvements, Fixtures and Equipment or other assets is subject to any Encumbrance, directly or indirectly, arising out of or in connection with any act or omission of any Kwik Wash Entity or any commitment or other arrangement for their sale or use by any other Person.

       (h) The Assets are valued at or below actual cost less an adequate and proper depreciation charge. All of the Assets have a fair market or realizable value at least equal to the value thereof as reflected on the Balance Sheet. The Partnership has not depreciated any of the Assets on an accelerated basis or in any other manner inconsistent with applicable Internal Revenue Service rules, regulations, guidelines or other pronouncements, if any.

       (i) The Disclosure Schedule states the name of each bank or other financial institution with which any Partner or the Partnership has an account or safety deposit box, together with the names of all Persons authorized to draw therefrom and have access thereto.

       4.10  Condition of Tangible Assets. The Facilities and Fixtures and
             ----------------------------
Equipment are in good operating condition and repair, are sufficient for the operation of the Business as presently conducted and are in substantial compliance with all applicable Legal Requirements. The list of Facilities and Fixtures and Equipment in the Disclosure Schedule is complete and accurate in all material respects.

       4.11  Contracts and Commitments. Except as explicitly set forth on the
             -------------------------
Disclosure Schedule, neither Partner nor the Partnership is a party to any written or oral:

       (a) commitment, contract, Indebtedness or purchase order involving any obligation or liability on the part of any

Partner or the Partnership of more than $10,000 and not cancelable (without liability) within 30 days;

           (b) lease of real property (the Disclosure Schedule indicates, with respect to each lease of real property listed on the Disclosure Schedule, the term, annual rent, renewal options and number of square feet leased and the identification of any Related Parties who are parties to any such Lease) or any sublease, license, concession or other agreement granting to any Person the right of use or occupancy of any real property to which any such lease relates;

          (c) lease of personal property involving any annual expense in excess of $10,000, and not cancelable (without liability) within 30 days (the Disclosure Schedule indicates, with respect to each lease of personal property listed on the Disclosure Schedule, a general description of the leased items, term, annual rent and renewal options);

          (d) governmental or regulatory Permit required to conduct the Business as presently conducted and as proposed to be conducted;

          (e) contract or agreement (including confidentiality or other similar arrangements) with any Person containing covenants limiting the freedom or ability of the Partnership or any Partner to engage in any line of business or compete with any Person or any contracts, arrangements or agreements with competitors, Customers or suppliers;

          (f) employment or consulting contract, including, without limitation, contracts to employ executive officers and other contracts or arrangements with Representatives of any Partner or the Partnership, and contracts or arrangements with independent contractors on a full-time, part-time, consulting or other basis;

          (g) employee collective bargaining agreement, employment agreement, consulting, advisory or service agreement, deferred compensation agreement, confidentiality agreement or covenant not to compete;

          (h) pension, profit sharing, stock option, stock appreciation, employee stock purchase, bonus, benefit or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit, welfare or stock plan or arrangement including, without limitation, all arrangements, policies, plans and programs relating to retirement, disability, insurance, (including any self-insured arrangements), severance pay, supplemental unemployment benefit, vacation, leave of absence, equity participation, stock purchase, stock option, stock appreciation right or any other incentive arrangement, or any contract with any labor union;

        (i) contract pursuant to which any Partner or the Partnership has advanced or loaned funds or made any Investments of funds or other property or Assets, or agreed to advance or loan funds to any other Person or to do any of the foregoing, other than prepayments in the ordinary course of business consistent with past practices and listed on the Disclosure Schedule;

        (j) contract or indenture that, with the giving of notice or the passage of time, could result in an Encumbrance on any Asset (other than any Encumbrance which will be extinguished prior to the Closing Date);

        (k) assignment, license, indemnification or other contract with respect to any intangible property (including any Proprietary Right);

        (l) independent or service representative or distributorship agreement; and

        (m) contract or commitment not otherwise described above or listed in the Disclosure Schedule (including without limitation purchase orders, franchise agreements and undertakings or commitments to any governmental or regulatory authority) relating to the Business or otherwise affecting the Business and not in the ordinary course of business and consistent with past practices.

            The Partnership has performed all obligations required to be performed by it under each Contract, and it is not (and, to the best knowledge of the Kwik Wash Entities, no other Person is) in breach or violation of, or default under any of the Contracts or other instruments, obligations, evidences of Indebtedness or commitments described in (a)-(m) above, which breach, violation or default could result in an Adverse Effect. No event has occurred which, with the giving of notice or the passage of time or both, would result in a default, breach or event of noncompliance under any obligation of the Partnership, the Partners or the Sellers pursuant to any Contract, which breach, violation or default could result in an Adverse Effect. Except as explicitly set forth in the Disclosure Schedule, the consummation of the transactions contemplated by the Transaction Documents will not (a) require the consent, approval or authorization of any Consenting Party or (b) have a material adverse effect on any Contract or result in the termination, default under, breach or violation of, or imposition of any Encumbrance on, any Contract. Neither the Partnership nor any Partner has a present expectation or intention of not fully performing any obligation pursuant to any Contract, and no Kwik Wash Entity has knowledge or notice of any breach or anticipated breach by any other Person to any Contract. Each Contract described on the Disclosure Schedule is valid, binding, enforceable and in full force and effect in all material respects in accordance with its terms and will continue to be valid, binding, enforceable and in full force and effect in all material respects on identical terms after the Closing.

        4.12  Location Contracts and Laundromat Leases.  The Disclosure
              ----------------------------------------
Schedule provides a complete and accurate listing of all the Location Contracts and the Laundromat Leases as of the Closing Date and a brief description of the material terms of each such Location Contract and Laundromat Lease including, without limitation: (a) the termination date and remaining months of the term (which dates do not take into account any option to renew or likelihood of renewal); (b) with respect to each Location Contract (excluding Laundromat Leases), the effective commission rate payable thereunder and the amount of any "front money" paid or owing when such Location Contract was executed; (c) the number of On-Location Machines at each Location; (d) whether such Location Contract or Laundromat Lease grants a right of first refusal to the Partnership; (e) whether such Location Contract or Laundromat Lease contains an automatic renewal provision in favor of the Partnership upon termination or expiration of such Location Contract or Laundromat Lease; (f) whether such Laundromat Lease is assignable; (g) whether such Laundromat Lease contains rent escalation provisions; (h) with respect to each Laundromat Lease, the Person responsible for structural and/or similar repairs to the Location subject to such Laundromat Lease; and
(i) with respect to each Laundromat Lease, whether any certificate of occupancy or other Permit is required in connection with the use, transfer or sale of such Laundromat Lease. Except as explicitly set forth on the Disclosure Schedule, each Location Contract grants the Partnership the exclusive right to install and operate all On-Location Machines at each Location set forth in the Location Contract. To the best knowledge of the Kwik Wash Entities, (a) not more than five percent (5%) of all Leases are oral Leases, and (b) none of the Location Contracts or the Laundromat Leases contains a "change of control" or similar provision or otherwise requires the consent of a Consenting Party in connection with the transactions contemplated by any of the Transaction Documents. As of the date of this Agreement, the Kwik Wash Entities have not received notices, written or oral, from any Customer or Customers, whether individually or in the aggregate, representing either five-percent (5%) or more of the Location Contracts or five-percent (5%) or more of the Laundromat Leases (a) requesting or threatening the removal of any On-Location Machine from a Location or any other anticipatory breach of any Location Contract or Laundromat Lease, (b) of any foreclosure against any Location set forth in any of the Location Contracts or Laundromat Leases or (c) questioning the validity or enforceability of any Location Contract, any Laundromat Lease or any provision thereof. The Partnership has obtained, or shall obtain on or prior to the Closing Date, all consents or waivers from Consenting Parties.

        4.13  Consents and Approvals. Except as explicitly set forth on the
              ----------------------
Disclosure Schedule and other than any filing required to be made under the HSR Act, no Permit is required to be obtained by any of the Kwik Wash Entities in connection with the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby.

        4.14  Financial Statements. Sellers have heretofore delivered to Buyer
              --------------------
the Balance Sheet and Financial Statements. Except as otherwise set forth therein, the Balance Sheet and Financial Statements are complete, are in accordance with the books and records of each Partner and the Partnership, accurately reflect the assets, liabilities and financial condition and results of operations indicated thereby in accordance with generally accepted accounting principles consistently applied, and contain and reflect all necessary adjustments for a fair representation of the Balance Sheet and Financial Statements, taken as a whole, as of the dates and for the periods covered thereby.

        4.15  Litigation. There is no material action, order, writ,
              ----------
injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute, arbitral action, investigation or inquiry (collectively, "Actions") pending or, to the best knowledge of the Kwik Wash Entities, threatened or anticipated against, relating to or affecting (i) any Partner or the Partnership, (ii) any benefit plan for Personnel or any fiduciary or administrator thereof or (iii) the Sale or any of the other transactions contemplated by the Transaction Documents. None of the Kwik Wash Entities are in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against any Kwik Wash Entity. There is not a reasonable likelihood of an adverse determination of any pending Actions which could, individually or in the aggregate, be reasonably expected to result in an Adverse Effect.

        4.16  Labor Matters. Except as explicitly set forth on the Disclosure
              -------------
Schedule, neither the Partnership nor any Partner is a party to any labor agreement with any labor organization, group or association on behalf of or for the benefit of Personnel. The Partnership has not experienced any attempt by organized labor or its representatives to make the Partnership conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the Personnel. The Partners and the Partnership are in substantial compliance with all applicable Legal Requirements respecting employment practices, terms and conditions of employment and wages and hours and is not engaged in any unfair labor practice. There is no unfair labor practice charge or complaint against the Partnership or any Partner pending before the National Labor Relations Board or any other governmental agency arising out of the Partnership's or any Partner's activities, and none of the Kwik Wash Entities have any knowledge of any facts or information which would give rise thereto. There is no labor strike or labor disturbance pending or threatened against the Business, the Partnership or any Partner, no grievance is currently being asserted against any of them, and neither the Partnership nor any Partner has experienced a work stoppage or other labor difficulty. Since the enactment of the Worker Adjustment and Retraining Notification Act (the "WARN Act"), neither the Business, the Partnership nor the Partners have engaged in a transaction or series of transactions which, in the aggregate, could cause the notice provisions of the WARN Act to be applicable to the transactions contemplated by the Transaction Documents. No Personnel have suffered an "employment loss" (as defined in the WARN Act) within six months prior to the date hereof. The Partnership has not been affected by any transaction or engaged in layoffs or employment terminations with respect to the Business sufficient in number to trigger application of any similar state or local law.

        4.17  Liabilities. Neither the Partnership nor any Partner has any
              -----------
liabilities or obligations (absolute, accrued, contingent or otherwise), except (i) liabilities which are reflected and adequately reserved against on the Balance Sheet, and (ii) liabilities incurred in the ordinary course of business and consistent with past practices since the Balance Sheet Date.

        4.18  Compliance with Law. Each Partner, the Partnership, the
              -------------------
Facilities and the conduct of the Business are in substantial compliance with all applicable Legal Requirements. None of the Kwik Wash Entities have received any notice to the effect that, or otherwise been advised that, any Partner or the Partnership is not in compliance with any of such applicable Legal Requirements, and no Kwik Wash Entity has any reason to anticipate that any presently existing circumstances are likely to result in violations of any applicable Legal Requirements. The items described on the Disclosure Schedule constitute all of the filings, notices, Permits, and the like of, to or with any governmental or regulatory entity which are required for the consummation of the Sale or any other transaction contemplated by the Transaction Documents.

        4.19  No Brokers. None of the Kwik Wash Entities or any Representative
              ----------
or Affiliate of any of them have entered into or will enter into any Contract, agreement, arrangement or understanding with any Person which could result in the obligation of Buyer to pay any finder's fee, brokerage commission or similar payment in connection with any of the transactions contemplated by the Transaction Documents.

        4.20  No Other Agreements to Sell the Stock, Partnership Interests,
              -------------------------------------------------------------
Assets or the Partnership. None of the Kwik Wash Entities have any
-------------------------
obligation, absolute or contingent, to any other Person to sell the Business, the Assets, any of the shares of Stock, or any of the Partnership Interests or to effect any merger, consolidation or other reorganization of any Partner or the Partnership or to enter into any agreement with respect thereto.

        4.21  Proprietary Rights. The Disclosure Schedule contains a complete
              ------------------
and accurate list of all of the Proprietary Rights. The Proprietary Rights listed in the Disclosure Schedule are all those used in the Business as presently conducted and as proposed to be conducted. No Person has a right to receive a royalty or similar payment in respect of any Proprietary Right pursuant to any contractual or other arrangement entered into by any Partner or the Partnership, and no Person otherwise has a right to receive a royalty or similar payment in respect of any such Proprietary Right. The Partnership's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any Person in or to such Proprietary Rights, and no proceedings have been instituted or claims made or threatened against or notices received by any Kwik Wash Entity alleging that the Partnership's use of its Proprietary Rights infringes upon or otherwise violates any right of any Person in or to such Proprietary Rights. The Proprietary Rights have not been infringed or misappropriated by any other Person. Except as explicitly set forth on the Disclosure Schedule, the Partnership owns and possesses all right, title and interest in and to all Proprietary Rights, in each case, free and clear of all Encumbrances. The Partnership has taken all necessary actions to maintain and protect the Proprietary Rights which it owns or uses. The consummation of the transactions contemplated by the Transaction Documents will not have an adverse effect on any Proprietary Right.

        4.22  Employee Benefit Plans.
              ----------------------

        (a)  General Definitions.  For the purposes of this Section 4.22
             -------------------
and Article 11, the following definitions shall apply:

             (i)  "Employee Plan" shall mean each "employee benefit
                   -------------
plan", as defined in Section 3(3) of ERISA, that is maintained, administered or contributed to by the Partnership or any of its Affiliates or to which the Partnership or any of its Affiliates is or has been obligated to contribute.

             (ii)  "Affiliate" shall mean, in addition to any Person
                    ---------
contained within the definition of "Affiliate" in Section 1.1 of this Agreement, any other Person which, together with the Partnership, would be treated as a single employer under Section 414 of the Code.

             (iii) "Multi-employer Plans" shall mean any Employee Plan that
                    --------------------
meets the definition of a "multi-employer plan" in Section 3(37) of ERISA.

             (iv)  "Title IV Plan" shall mean any Employee Plan that is
                    -------------
subject to Title IV of ERISA.

             (v)   "PBGC" shall mean the Pension Benefit Guaranty
                    ----
Corporation.

                (vi)  "Benefit Arrangement" shall mean any compensation
                       -------------------
arrangements, bonus or benefit plans, programs or other arrangements maintained by the Partnership, including without limitation, all arrangements, policies, plans and programs relating to retirement, disability, insurance, (including any self-insured arrangements), severance pay, supplemental unemployment benefits, vacation, leave of absence, equity participation, stock purchase, stock option, stock appreciation right or any other incentive arrangements.

        (b)  Disclosure.  The Disclosure Schedule sets forth all
             ----------
Employee Plans and identifies each Employee Plan which is (i) a Multi-employer Plan, (ii) a Title IV Plan, (iii) maintained in connection with any trust described in Section 501(c)(9) of the Code or (iv) another type of Employee Plan.

        (c)  Delivery of Documents and Information.  The Partnership and
             -------------------------------------
the Sellers have heretofore delivered to Buyer correct and complete copies of the following items:

                (i) the plan document for each Employee Plan covering Personnel of the Partnership and related trust agreement (and all amendments thereto), all written interpretations and communications with respect to each such Employee Plan, and if applicable, written descriptions of any oral communications or oral representations concerning such Employee Plan;

                (ii) the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with each Employee Plan covering Personnel of the Partnership;

                (iii) the last actuarial valuation report prepared in connection with any Title IV Plan covering Personnel of the Partnership; and

                (iv) the most recent determination letter from the Internal Revenue Service relating to each Employee Plan covering Personnel of the Partnership which is intended to be qualified under Section 401(a) of the Code.

        (d) Except as specifically set forth in the Disclosure Schedule, with respect to each Employee Plan:

                (i)  no "prohibited transaction", as defined in Section
                         ----------------------
406 of ERISA or Section 4975 of the Code, has occurred, including, but not limited to, any loan to an employee stock ownership plan which does not or at any time has not complied with Section 408(b)(3) of ERISA or Section 4975(d)(3) of the Code, and no Tax or penalty has been imposed or can reasonably be expected to be imposed under Section 502(i) of ERISA or Sections 4975(a) or (b) of the Code;

        (ii)  no "accumulated funding deficiency," as defined in Section 412 of
                  ------------------------------
the Code, has been incurred with respect to any Employee Plan which is subject to Section 412 of the Code, whether or not waived;

        (iii)  no "reportable event", within the meaning of Section 4043
                   ----------------
of ERISA, for which notice has not been waived under applicable regulations, has occurred or is continuing;

        (iv) no event described in Sections 4062 or 4063 of ERISA has occurred;

        (v) no condition exists or has existed which could constitute grounds for termination by the PBGC of any Employee Plan which is a Title IV Plan and no filing has been made by the Partnership or any Seller or any of their respective Affiliates with the PBGC to terminate any such Employee Plan;

        (vi) each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service stating that such Employee Plan is a qualified plan and that each trust created under any such Employee Plan is exempt from taxation under Section 501(a) of the Code and each such Plan and related trust has been operated in accordance with all applicable laws as of the effective date thereof, notwithstanding the actual terms of the Employee Plan documents;

        (vii) each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all laws, including but not limited to ERISA and the Code, that are applicable to such plans. The Partnership has timely made all payments and contributions due from it through the Closing Date with respect to each Employee Plan, and no contributions are owed by the Partnership with respect to the 401(k) Plan for the plan year ended August 31, 1996;

        (viii) no Tax or penalty under any provision of the Code or ERISA has been imposed or can reasonably be expected to be imposed as a result of actions or inactions which occurred prior to the Closing Date;

        (ix) no post-retirement medical or life insurance benefit obligations exist with respect to Personnel or former Personnel of the Partnership;

        (x) there has not been a failure to timely pay any premium required to be paid to the PBGC on account of any Title IV Plan;

        (xi) the Partnership has never contributed nor been obligated to contribute to any Multi-employer Plan;

        (xii) there are no pending Actions which either have been asserted or instituted or can reasonably be expected to be asserted or instituted against any of the Employee Plans, the assets of any of the trusts under such Employee Plans, the plan sponsor, the plan administrator, trustee or any other fiduciary of such Employee Plans with respect to any aspect of such Employee Plans (except for routine benefit claims or routine expenses);

        (xiii) there are no pending or ongoing audits, or inquiries or investigations by any governmental or regulatory agency;

        (xiv) all returns, reports and notices for any Employee Plan which are required under the Code, ERISA or any other applicable law and the regulations thereunder have been timely provided to governmental agencies, employees, participants or beneficiaries; and

        (xv) neither the Partnership nor any of its Affiliates is required to provide security to any Employee Plan under Section 401(a)(29) of the Code.

    (e) Except as explicitly set forth in the Disclosure Schedule with respect to each Employee Plan, neither the Partnership nor any Partner nor any of their respective Affiliates has:

        (i) engaged in, or is a successor or parent corporation to any Person that has engaged in, a transaction described in Section 4069 of ERISA;

        (ii) incurred or reasonably expects to incur any liability under Title IV of ERISA (including, but not limited to liability arising in connection with any termination of any Employee Plan covered or previously covered by Title IV of ERISA);

        (iii) incurred or reasonably expects to incur any complete or partial withdrawal liability with respect to any Multi-employer Plan and no condition exists with respect to any Multi-employer Plan which presents a risk of complete or partial withdrawal liability under Title IV of ERISA;

        (iv) incurred any unsatisfied contribution obligations under Section 412 of the Code nor has liability for unpaid contributions with respect to any Employee Plan; or

        (v)  failed to comply with any of the health care
continuation coverage requirements or related notice requirements under
Section 601, et. seq. of ERISA and Section 4980B of the Code.
             --  ---

        (f) There is no contract, Employee Plan or Benefit Arrangement covering any current or former Personnel of the Partnership that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

        (g)  Except as specifically set forth in the Disclosure
Schedule, no payment, award, bonus, severance payment or other amount under any contract, Employee Plan or Benefit Arrangement will be triggered as a result of the events contemplated by the Transaction Documents.

        (h) No Employee Plan or Benefit Arrangement has any restrictions against termination or modification, either by its terms or due to any written or oral communications by any Representative of the Partnership.

        4.23  Transactions with Certain Persons. Neither any officer,
              ---------------------------------
director, shareholder, trustee, affiliate, partner or employee of any of the Kwik Wash Entities, nor any member of such Person's family, nor any Person in which any such Person owns any beneficial interest (collectively, "Related Parties"), is presently a party to any transaction with any Partner or the Partnership, including without limitation, any Contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (iii) otherwise requiring payments to (other than for services as officers, directors or Representatives of the Partners or the Partnership) any such Related Party, except for the Laundromat Leases and other Contracts set forth on the Disclosure Schedule (collectively, "Related Party Contracts"). All Related Party Contracts represent arms-length transactions, and the terms and conditions thereof were fair and reasonable, from a financial point of view, to the Kwik Wash Entities parties thereto.

        4.24  Tax Matters.
              -----------

        (a)  Except as explicitly set forth in the attached Disclosure
Schedule:

             (i) each of the Partners and the Partnership has (a) filed all Tax Returns which are required to be filed with respect to all periods ending on or prior to the Closing Date and each such Tax Return is correct and complete in all respects, (b) paid all Taxes due and owing by each of them as of the Closing Date (whether or not shown on any Tax Return) and (c) withheld and paid over all Taxes which each of them is obligated to withhold from amounts paid or owing to any Personnel, shareholder, partner, creditor or other Person;

             (ii) no Tax audits are pending or being conducted with respect to any Partner or the Partnership;

        (iii) no information related to Tax matters has been requested by any Taxing authority, and neither any Partner nor the Partnership has received notice indicating an intent to open an audit or other review from any Taxing authority and neither any Partner nor the Partnership nor any officer or director thereof expects or has reason to expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed;

        (iv) neither the Partnership nor any Partners have knowledge of any asserted claim (whether in writing or otherwise) by any Taxing authority concerning any Partner's or the Partnership's liability for Taxes;

        (v) no claim has ever been made by any jurisdiction in which either Partner or the Partnership does not file Tax Returns to the effect that the Partnership or any Partner is or may be subject to any Tax imposed by that jurisdiction;

        (vi) neither the Partnership nor any Partners have waived any statute of limitations in respect of Taxes or agreed to an extension of time with respect to any Tax assessment or deficiency;

        (vii) neither the Partnership nor any Partners are party to any agreement that could obligate either of them to make any payments that would not be deductible pursuant to Section 280G of the Code, and neither the Partnership nor any Partners have filed a consent pursuant to Section 341(f) of the Code;

        (viii) for all taxable periods beginning after August 31, 1991, the Partners and the Partnership have heretofore delivered to Buyer correct and complete copies of all federal, state and local income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of them;

        (ix) neither the Partnership nor the Partners are party to any Tax sharing or allocation agreement, and neither the Partnership nor the Partners have liability for the Taxes of any Person under (SS) 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise; and

        (x) the unpaid Taxes of the Partners, either individually or in the aggregate, do not exceed, as of the Balance Sheet Date, the reserve for Tax liabilities set forth on the Balance Sheet, and such unpaid Taxes for all periods ending on or before the Closing Date shall not exceed that reserve adjusted to take account of the passage of time through the Closing Date in accordance with the Partners' past custom and practices in computing their respective Taxes and filing Tax Returns. The provisions of Section 3 of the Tax Cooperation

Agreement referenced in Section 7.9 hereof shall be controlling regarding the determination of unpaid Taxes as of the Balance Sheet Date and as of the Closing Date.

        (b) The Disclosure Schedule sets forth (and, in accordance with Section 10.3 hereof, the Disclosure Schedule will set forth, within 45 days after the Closing Date, on an estimated pro forma basis as of the Closing Date giving effect to the consummation of the transactions contemplated by the Transaction Documents), the following information with respect to each of the Partners and the Partnership for federal income tax purposes as of the most recent practicable date: (i) the adjusted tax basis of the Partners in their respective assets and properties, the adjusted tax basis of the Partnership in the Assets, and the adjusted tax basis of the Sellers in their stock of the Partners; and (ii) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign Tax, or excess charitable contribution allocable to any Partner or the Partnership.

        (c) Each Partner and the Partnership shall (i) prepare and file all Tax Returns and pay all Taxes with respect to each Partner and the Partnership for all taxable periods ending on or before the Closing Date and
(ii) shall pay all Taxes for all taxable periods ending after the Closing Date to the extent such Taxes are properly attributable to the portion of such taxable period ending on the Closing Date; provided that for purposes of this clause (ii) only, the provisions of Section 3 of the Tax Cooperation Agreement referenced in Section 7.9 hereof shall be controlling for purposes of determining the amount of Taxes that are properly attributable to the portion of such taxable period ending on the Closing Date.

        (d) The Partnership has at all times since formation qualified to be treated and classified as a partnership for Tax (including, without limitation, federal and state income and Texas franchise tax) purposes and not as an association (or other entity) taxable as a corporation or otherwise.

        (e) LP has validly been an S corporation since September 1, 1993, and GP has validly been an S corporation since its inception. Both corporations and their respective shareholders have filed all elections and taken any other actions required to perfect S corporation status. Both Partners have remained qualified as S corporations since the effective date of their respective S elections through the date of signing this Agreement and will remain so qualified until the Closing takes place.

        4.25  Severance Arrangements.  Except as disclosed in the Disclosure
              ----------------------
Schedule, neither the Partnership nor any of the Partners have entered into any severance or similar arrangement in respect of any present or former Personnel that will result in any obligation (absolute or contingent) of Buyer, any Partner or the Partnership to make any payment to any Person.

        4.26  Insurance. The Disclosure Schedule contains a complete and
              ---------
accurate list of all policies or binders of fire, casualty, liability, title, worker's compensation, dram shop, liquor liability, earthquake, and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums and a general description of the type of coverage provided) maintained by the Partnership or any Partner on the Business, Assets or Personnel. All of such policies are sufficient for compliance with all applicable Legal Requirements and with all Contracts to which any Partner or the Partnership is a party. The Partnership is not in default under any of such policies or binders, and the Partnership has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion nor have any facts or events occurred which necessitate the giving of notice or filing of a claim with respect to any such policy. There are no facts known to any Kwik Wash Entity upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. Except as set forth in the Disclosure Schedule, there are no significant outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect on the date hereof and shall be kept in full force and effect by the Kwik Wash Entities through the Closing Date.

        4.27  Payments. None of the Kwik Wash Entities have, directly or
              --------
indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other Person, in the United States or any other country, which is in any manner related to the Business which any Kwik Wash Entity knows, should know or has reason to believe to have been illegal under any applicable Legal Requirement of the United States or any other country having jurisdiction; and the Partnership has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential Customers or suppliers and has at all times done business in an open and ethical manner.

        4.28  Customers and Suppliers. The Disclosure Schedule contains a
              -----------------------
complete and accurate list of (i) the twenty-seven (27) largest Customers in terms of net revenues during the twelve (12) month period ended October 31, 1996, showing the approximate net revenues (and total coin revenues) from each such Customer during such fiscal year; (ii) the approximate net revenues and total revenues for each of the twenty-seven (27) largest Customers during such fiscal year; and (iii) the three (3) largest suppliers of the Partnership in terms of Machine and Parts purchases during the Partnership's last fiscal year, showing the approximate total purchases by the Partnership from each such supplier during such fiscal year. Since the Balance Sheet
Date, there has been no adverse change in the business relationship of the Partnership with any of such Customers or suppliers. To the best knowledge of the Kwik-Wash Entities, there has been no adverse change in the business relationship between the Partnership and any Customer responsible for annual net revenues in excess of $240,000.

        4.29  Accounts Receivable.  The accounts receivable reflected on the
              -------------------
Balance Sheet, and all accounts receivable arising since the Balance Sheet Date, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date of this Agreement, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in substantial compliance with the applicable orders, Contracts or customer requirements. All such accounts receivable are subject to no defenses, counterclaims or rights of set off and, using the Partnership's customary billing and collection practices, are fully collectible in the ordinary course of business without cost to the Partnership in collection efforts therefor except, in the case of accounts receivable shown on the Balance Sheet, to the extent of the appropriate reserves set forth on the Balance Sheet, and, in the case of accounts receivable arising since the Balance Sheet Date, to a reasonable allowance for bad debts which does not, to the best knowledge of the Kwik Wash Entities, reflect a rate of bad debts more than that reflected by the reserve for bad debts on the Balance Sheet.

        4.30  Compliance with Legislation Regulating Environmental Quality.
              ------------------------------------------------------------
Except as specifically disclosed on the Disclosure Schedule:

        (a) The Partnership and the Partners have complied and caused the Business, the Facilities and any former Facility to comply with all applicable Legal Requirements to the Business or the Assets, or the use, generation, treatment, storage, transport, disposal or handling of Hazardous Substances at or by the Facilities or the former Facilities. There is no property presently owned or used by the Partnership from which any Release or existence of Hazardous Substances would result in any violation of any Environmental and Safety Requirement or Encumbrance upon the Assets, Facilities or former Facilities. No Hazardous Substance or wetlands exists at, on, under or around any of the Facilities or former Facilities, and there has been no Release on, under, about, near or from any Facility or former Facility.

        (b) The Partnership has, and at all times has had, all Permits required under any Environmental and Safety Requirement and is, and at all times has been, in compliance therewith. Each Permit will be transferable in connection with the transactions contemplated by the Transaction Documents no later than the Closing Date.

        (c) The Partnership has at all times used, generated, treated, stored, transported, disposed of or otherwise handled Hazardous Substances in substantial compliance with all Environmental and Safety Requirements and in a manner which would not cause the Partnership to be subject to any Environmental Liabilities.

        (d) There is no underground storage tank, containment vessel or pipeline at, on or under any Facility or former Facility where the installation, use, maintenance, repair, testing, shut-in or removal of such tank, vessel, or pipeline was not in compliance with all Environmental and Safety Requirements, and there has been no Release from any such tank, vessel or pipeline.

        (e) None of the Kwik Wash Entities have received any notice, inquiry, notice of investigation, claim, or any other correspondence or communication from any federal, state, county, municipal or other governmental department, agency, authority or any other Person alleging or in any way relating to any actual or alleged violation of any Environmental and Safety Requirement or any Release at, on, under, or emanating from any Facility, former Facility or any neighboring properties, nor has any Kwik Wash Entity become aware of the possibility that the Partnership may receive any such notice, inquiry, claim or other correspondence or communication, nor is there any pending or threatened suit, action, claim, investigation or proceeding against the Partnership or any Partner under any Environmental and Safety Requirement or with respect to any Release.

        (f) There are no consent decrees or agreements with, or Encumbrances by, any governmental authority or quasi-governmental entity relating to any Environmental and Safety Requirement which bind or could affect the Partners, the Partnership, the Business or any Facility or former Facility.

        (g) No current or past use, generation, treatment, transportation, storage, disposal or handling practice of the Partnership or any Partner during the past five years has or will result in any Environmental Liability under any Environmental and Safety Requirement.

        (h) True, correct and complete copies of all written reports, and all parts thereof, of all environmental audits or assessments which have been conducted at any Facility or former Facility within the past five (5) years, either by the Partnership or any Representative, environmental consultant or engineer engaged for such purpose, have been made available for examination by the Buyer.

        (i) No federal, state, county, municipal or other governmental department, agency, or authority has served upon any Kwik Wash Entity any oral or written notice indicating or alleging a need to make any repair, remedy, construction, alteration or installation in order to comply with any Environmental and Safety Requirement, nor is any such action currently necessary.

        (j) No Hazardous Substance has ever been disposed of at, on, under or near any Facility or former Facility by any Kwik Wash Entity or, to the best knowledge of the Kwik Wash Entities, by any Person, and there are no on-site facilities or vessels at any Facility or former Facility which are or have been used for the disposal or burial of Hazardous Substances.

        4.31  Misstatements or Omissions. No representations or warranties by
              --------------------------
any of the Kwik Wash Entities in any of the Transaction Documents contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. The Kwik Wash Entities have disclosed all material events, conditions and facts affecting the Business, Assets, earnings and condition (financial or otherwise) of the Partnership and the Partners.

        4.32  Key Personnel.  The Disclosure Schedule sets forth the number and
              -------------
job category of all current Personnel for the twelve (12) month period ended October 31, 1996, including with respect to such Personnel, their names, dates of employment and current compensation (including all bonuses or other incentive compensation payments).

        4.33  Solvency.  The Partnership (a) owns and will own the Assets, the
              --------
fair saleable value of which, on a going concern basis, are greater than (i) the total amount of liabilities (including contingent liabilities) of the Partnership, and (ii) the amount that will be required to pay the probable liabilities of the Partnership's then existing debts as they become due; (b) has capital that is not unreasonably small in relation to the Business as presently conducted and as proposed to be conducted; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.


                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

            Buyer hereby represents and warrants to Sellers as follows:

        5.1  Organization of Buyer.  Buyer is duly organized, validly existing
             ---------------------
and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business and to own and lease its properties.

        5.2  Authorization.  Buyer has all necessary corporate authority to
             -------------
enter into the Transaction Documents and has taken all necessary corporate action to consummate the transactions contemplated thereby and to perform its obligations thereunder. Each of the Transaction Documents has been duly executed and delivered by Buyer and is a valid and binding obligation of Buyer enforceable against it in accordance with its terms.

        5.3  Consents and Approvals.  No Permit is required to be made or
             ----------------------
obtained by Buyer in connection with the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, other than the filings required under the HSR Act and any Permits required to be obtained by any of the Sellers or the Partnership.

        5.4  No Brokers.  Neither Buyer nor any Representative or Affiliate of
             ----------
Buyer has entered into or will enter into any agreement, arrangement or understanding with any Person which will result in the obligation of Sellers to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by the Transaction Documents.

        5.5  No Conflict or Violation. Neither the execution and delivery of
             ------------------------
the Transaction Documents nor the consummation of the transactions contemplated thereby will result in (a) a violation of or a conflict with any provision of the certificate of incorporation or bylaws of Buyer, (b) a breach of, or a default under, any term or provision of any contract, agreement, Indebtedness, lease, commitment, franchise, Permit, authorization or concession to which Buyer is a party or (c) a violation by Buyer of any applicable Legal Requirement, except any such violations, conflicts, breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have an Adverse Effect.


                                   ARTICLE 6

                       ACTIONS BY SELLERS, THE PARTNERS,
                 THE PARTNERSHIP AND BUYER PRIOR TO THE CLOSING

            Each of the Kwik Wash Entities and Buyer, unless otherwise stated, covenant as follows for the period from the date hereof through the Closing Date:

        6.1  Maintenance of Business.  Since the Balance Sheet Date, the
             -----------------------
Partnership and the Partners have conducted the Business only in the ordinary course and consistent with past practices and shall diligently carry on the Business in the ordinary course consistent with past practices. The Partnership shall use its best efforts to preserve the goodwill of its Personnel, suppliers, Customers and others having significant business relationships with the Partnership. The Partnership shall maintain its Assets in good condition and make all normal and customary repairs, replacements and improvements to its Machines, Parts and Facilities in the ordinary course of business, consistent with past practices.

        6.2  Obstruction of Purpose.  None of the Kwik Wash Entities shall
             ----------------------
take any action which would cause or tend to cause the conditions of the obligations of the Parties to effect the transactions contemplated hereby not to be fulfilled; including without limitation, taking, causing to be taken, or permitting or suffering to be taken or to exist any action, condition or event which would cause the representations and warranties made by any of the Kwik Wash Entities herein not to be true, correct and accurate as of the Closing Date.

        6.3  Certain Prohibited Transactions.  Each of the Partners and
             -------------------------------
Partnership shall not, and Sellers shall cause the Partnership and each Partner not to, without the prior written approval of Buyer:

        (a) incur any Indebtedness or make any loans or advances to any Person, other than loans or advances to Related Parties which are made in the ordinary course of business and consistent with past practices and are re-paid in full prior to the Closing Date;

        (b) issue any Equity Interests of the Partnership or any Partner;

        (c) pay or incur any obligation to pay any dividend on the Stock, the Partnership Interests or other Equity Interests of any Partner or the Partnership or make or incur any obligation to make any distribution or redemption with respect to the Stock, the Partnership Interests or other Equity Interests of any Partner or the Partnership, except for (i) the disposition of Title-Link as provided for in Section 6.10 hereof, (ii) the distribution by the Partnership immediately prior to the Closing Date of certain assets of the Partnership specifically listed on Schedule 6.3 hereto and (iii) the distribution by the Partnership to the Sellers of certain payments relating to estimated tax payments owed by Sellers in respect of the Partnership; provided, however, that such payments shall not be made out of
             --------  -------
cash or cash equivalent reflected on the 1996 Balance Sheet.

        (d) make any change to the certificate of limited partnership of the Partnership or the articles of incorporation or bylaws of any Partner;

        (e) (i) take any action that could result in an Encumbrance on the Business or any of the Assets or the properties or assets of any Partner, or
(ii) sell, transfer or otherwise dispose of the Business or any of the Assets or of any of the assets or properties of any Partner outside the ordinary course of business or (iii) cancel, release or assign any

Indebtedness owed to it or any claims held by it, except in the ordinary course of business and consistent with past practices;

        (f) make any Investment, except in the ordinary course of business and consistent with past practices;

        (g) enter into or terminate any Contract or make any material change in any Contract, other than in the ordinary course of business and consistent with past practices;

        (h) increase compensation payable to any Personnel or make any discretionary bonuses or promise to do any of the foregoing;

        (i) enter into any transaction with any Person on terms other than those which are on an arm's-length basis;

        (j) make any payments to or engage in transactions with Affiliates or Related Parties in each case other than in the ordinary course of business and consistent with past practices; or

        (k) do any other act which would cause any representation or warranty of any of the Kwik Wash Entities in this Agreement to be or become untrue;

        (l) other than in the ordinary course of business, discharge or satisfy any Encumbrance or Indebtedness;

        (m) other than in the ordinary course of business, institute, settle or agree to settle any litigation, Action or proceeding before any court or governmental body;

        (n) other than in the ordinary course of business, cancel or terminate any policies of insurance with respect to the Business or the Partnership's insurable properties or Assets; or

        (o) make any payment out of cash or cash equivalents reflected on the 1996 Balance Sheet during the period commencing January 1, 1997 through and including the Closing Date, except for any payments relating to ordinary course, recurring charges consistent with past practices.

            Notwithstanding anything in this Section 6.3 to the contrary, Buyer acknowledges and agrees that the Partnership's change of control agreement (the "Change of Control Agreement") will provide for aggregate payments of up to $3,600,000 (the "Change of Control Payments") to certain key officers and employees (collectively, the "Key Employees") in the event that more than fifty percent (50%) of the Equity Interests of the Partners or the Partnership are acquired by any Person that does not currently hold any Equity Interests in such Partner or the Partnership. Such Change of Control Agreement provides that (i) the Closing will be a condition precedent to the

Partnership's obligation to make any such payments and (ii) except for the Change of Control Payments, the Key Employees are entitled to no additional severance or other payments or benefits of any kind from the Partnership or the Partners on or after the Closing Date.

        6.4  Investigation by Buyer.  The Kwik Wash Entities shall allow Buyer
             ----------------------
through Buyer's Representatives, including, without limitation, Buyer's present and proposed financing sources and their Representatives, subject to the obligation of confidentiality imposed under Section 12.14 hereof and subject to Buyer's obligation to coordinate such investigation and examination with Sellers, access to certain Personnel, to make such investigation of the Business, properties, books, records, condition (financial or otherwise) and other matters of the Partnership, and to conduct such examination of the condition of the Partnership, as Buyer and such financing sources and their respective Representatives deem necessary or advisable, in their sole and absolute discretion, to become familiar with such Business, properties, books, records, condition (financial or otherwise) and other matters, and to verify the representations and warranties of each of the Kwik Wash Entities under the Transaction Documents.

        6.5  Consents and Best Efforts.  Within five (5) business days after
             -------------------------
execution and delivery of this Agreement, Buyer and each of the Kwik Wash Entities shall make all governmental filings required in connection with the transactions to be consummated pursuant to the Transaction Documents including, without limitation, filings under the HSR Act. Each of the Kwik Wash Entities will, as promptly as practicable, commence to take all action required to obtain all Permits and to give all notices and make all other filings with or from any Persons, including all Consenting Parties, in each case as necessary to authorize, approve or permit the full and complete sale, conveyance, assignment or transfer of the Stock in accordance with the terms and conditions of this Agreement, and Buyer shall cooperate with Seller with respect thereto. In addition, subject to the terms and conditions herein provided, each of the Parties covenants and agrees to use its best efforts to take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements to consummate and make effective the transactions contemplated by the Transaction Documents and to cause the fulfillment of the Parties' obligations hereunder.

        6.6  Termination of Excluded Contracts.  Prior to the Closing Date,
             ---------------------------------
each of the Kwik Wash Entities shall use their best efforts to take, or cause to be taken, all actions or do, or cause to be done, all things necessary (including obtaining any necessary consents from any Consenting Parties) to terminate each Excluded Contract.

        6.7  Notification of Certain Matters.  Sellers shall give prompt
             -------------------------------
notice to Buyer, and Buyer shall give prompt notice to Sellers, of (i) the occurrence or existence, or failure to occur or exist, of any fact, information or event, which occurrence or existence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate any time from the date hereof through and including the Closing Date and (ii) any failure of any of the Kwik Wash Entities or Buyer, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied hereunder, and each Party shall use its best efforts to remedy same.

        6.8  HSR Act Approval.  In addition to and without limiting the
             ----------------
covenants contained herein, the Kwik Wash Entities and Buyer shall (i) promptly take all actions necessary to make any filings required of any of them under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act, and
(iii) cooperate with each other in connection with the filings by or on behalf of each of them under the HSR Act with respect to the transactions contemplated by the Transaction Documents and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by the Transaction Documents commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or any state attorney general.

        6.9  Exclusivity.  From the date of this Agreement until this
             -----------
Agreement is terminated pursuant to Section 12.1 hereof, none of the Kwik Wash Entities nor their respective Affiliates or Representatives will, directly or indirectly:

        (a) solicit, initiate or encourage the submission of inquiries, proposals or offers from any Person relating to any Investment in, or any acquisition or purchase of the Stock, the Partnership Interests, the Business, the Assets or any interest in any Partner or the Partnership, or any tender or exchange offer, merger, consolidation, business combination, recapitalization, spin-off, liquidation, winding up, dissolution or similar transaction involving, directly or indirectly, any Partner or the Partnership (each, an "Acquisition Proposal");

        (b) participate, directly or indirectly, in any discussions or negotiations regarding any Acquisition Proposal or furnish to any Person information concerning either the Partnership or any Acquisition Proposal for use in connection with any Acquisition Proposal;

        (c) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to make or enter into an agreement with respect to any Acquisition Proposal; or

        (d) provide information with respect to the Business to any Person other than Buyer, its lenders and its Affiliates and their respective Representatives, other than information which is traditionally provided in the ordinary course of business to Persons where the Kwik Wash Entities and their respective Affiliates and Representatives have no reason to believe that such information may be utilized to evaluate any Acquisition Proposal.

        6.10  Title-Link Disposition.  Prior to the Closing Date, Sellers shall
              ----------------------
cause the Partnership to, and the Partnership shall, divest itself of any interest or obligation of any kind whatsoever in and to Title-Link in a manner which does not adversely affect the Partnership or the Partners and that is reasonably acceptable to Buyer.

        6.11  Payment of Certain Accrued Liabilities.  Prior to the Closing
              --------------------------------------
Date, the Partnership (a) shall pay to certain Personnel in an aggregate amount not to exceed $527,780, the incentive bonuses owing to such Personnel under the Partnership's incentive compensation plan which have accrued as of December 31, 1996 and (b) may fund, in an aggregate amount not to exceed $208,015, the matching and discretionary profit sharing contributions under the Partnership's profit-sharing plan which have accrued as of December 31, 1996.

        6.12  Kwik Wash Profit Sharing Plan.
              -----------------------------
        (a) Sellers and/or the Partners shall cause the Partnership to, and the Partnership shall, terminate the Kwik Wash Employees' Profit Sharing and 401(k) Plan (the "401(k) Plan") prior to the Closing Date and shall take all actions necessary to effectuate such termination.

        (b) Sellers, the Partners and/or the Partnership shall take all necessary actions to obtain prior to the Closing Date or as soon as practicable thereafter, a determination letter from the Internal Revenue Service with respect to the 401(k) Plan as restated and amended effective July 1, 1996.

        (c) Sellers, the Partners and/or the Partnership shall take all necessary actions to ensure that for the plan year ended August 31, 1996, the 401(k) Plan has complied in operation with all applicable requirements under the Code including, but not limited to, (i) the actual deferral percentage requirements under Code Section 401(k), (ii) the actual contribution percentage requirements under Code Section 401(m), (iii) the limitations on elective deferrals under Code Section 401(a)(30), and (iv) the limitations on contributions under Code Section 415.

        6.13  Resignation of Certain Employees.  Sellers and/or the Partners
              --------------------------------
shall use their best efforts to cause each of the Key Employees to, and each of the Key Employees shall, on or prior to the Closing Date, resign in all capacities as employees of the Partnership and submit to the Partnership and Buyer written evidence of such resignations as well as general releases in favor of the Partnership and the Partners, in each case in form and substance reasonably acceptable to Buyer.


                                   ARTICLE 7
                      CONDITIONS TO SELLERS' OBLIGATIONS

            The obligations of Sellers to transfer the Stock to Buyer on the Closing Date are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

        7.1  Representations, Warranties and Covenants.  All representations
             -----------------------------------------
and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Buyer shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date. There shall be delivered to Sellers a certificate signed by the President, the Chief Financial Officer or a Senior Vice President of Buyer to the foregoing effect.

        7.2  Consents.  All Permits necessary to permit Sellers to transfer
             --------
the Stock to Buyer as contemplated by the Transaction Documents shall have been obtained, unless the failure to obtain any such Permits would not, individually or in the aggregate, result in a material adverse effect on Sellers.

        7.3  No Governmental Proceeding or Litigation.  No suit, action,
             ----------------------------------------
investigation, inquiry or other proceeding by any governmental authority or other Person shall have been instituted which questions the validity or legality of the transactions contemplated by the Transaction Documents and which could reasonably be expected to damage Sellers in any material respect if the transactions contemplated thereunder are consummated.

        7.4  Certificates.  Buyer will furnish Sellers with (a) such
             ------------
certificates of its officers, directors and others to evidence compliance with the conditions set forth in this Article 7 as may be reasonably requested by Sellers and (b) a certificate of good standing of CLC from the Secretary of State of the State of Delaware.

        7.5  Corporate Documents.  Sellers shall have received from Buyer
             -------------------
resolutions adopted by the board of directors of Buyer approving the Transaction Documents and the transactions contemplated thereby, certified by Buyer's corporate secretary.

        7.6  HSR Act.  The applicable waiting period, including any extension
             -------
thereof, under the HSR Act shall have expired.

        7.7  Compliance with Legal Requirements.  The consummation of the
             ----------------------------------
transactions contemplated by the Transaction Documents will not be prohibited by any applicable Legal Requirement or subject the Sellers to any penalty, liability or other onerous condition arising out of any such Legal Requirement.

        7.8  Opinion of Counsel.  Buyer shall have delivered to Sellers an
             ------------------
opinion of counsel for Buyer in form and substance reasonably acceptable to Sellers' counsel, dated the Closing Date.

        7.9  Tax Cooperation Agreement.  Buyer, Sellers, the Partners, and the
             -------------------------
Partnership shall have entered into the Tax Cooperation Agreement, substantially in the form of Exhibit D attached hereto.

        7.10  Agreement Among Creditors.  Sellers and the creditors of CLC who
              -------------------------
are providing the financing for the transactions contemplated in this Agreement shall have entered into an Agreement Among Creditors, in form and substance reasonably satisfactory to each of the parties thereto, setting forth the relative rights and obligations among such lenders and Sellers with respect to the outstanding capital stock of Buyer securing payment of (i) the indebtedness owed to such lenders and (ii) the Note.

        7.11  Purchase and Sale of Dallas Property.  Buyer and the owner or
              ------------------------------------
owners of the Facilities located at 4322-4330 Bronze Way and 4240 Bronze Way, Dallas, Texas (collectively, the "Dallas Property") shall have entered into a purchase agreement in respect of Buyer's purchase of the Dallas Property.
The purchase price for the Dallas property shall be the fair market value of the Dallas Property as determined pursuant to this Section 7.11.  Such purchase agreement shall be on terms and conditions (including, without limitation, the completion of environmental and Hazardous Material analysis in scope, form and substance reasonably acceptable to Buyer) reasonably satisfactory to Buyer and the owner or owners of the Dallas Property. The fair market value of the Dallas Property shall be determined by the mutual agreement of Buyer and the owner or owners of the Dallas Property provided,
                                                                  --------
however, that should such parties fail to agree on the fair market value of
-------
the Dallas Property on or before December 15, 1996, Buyer and the owner or owners of the Dallas Property shall each, at their own expense, choose an appraiser (qualified by an "M.A.I." designation and who has been active during the 1996 calendar year in appraising commercial and industrial properties in Dallas, Texas) to determine the fair market value of the Dallas Property. If the appraisals submitted by the two appraisers agree, or the fair market value determined by the higher of such two appraisals is no more than 110% of the fair market value determined by the lower of such two appraisals, the fair market value of the Dallas Property shall be the average of such two appraisals. If the fair market value determined by the higher of such two appraisals is more than 110% of the fair market value determined by the lower of such two appraisals, the two appraisers shall jointly appoint a third appraiser (qualified by an "M.A.I." designation and who has been active during the 1996 calendar year in appraising commercial and industrial properties in Dallas, Texas) whose fee shall be equally shared by the Buyer and the owner or owners of the Dallas Property. The third appraiser shall independently determine a fair market value of the Dallas Property. The third appraiser's decision shall be binding on Buyer and the owner or owners of the Dallas Property.

                                   ARTICLE 8
                       CONDITIONS TO BUYER'S OBLIGATIONS

            The obligations of Buyer to purchase the Stock from Sellers on the Closing Date are subject, in the sole and absolute discretion of Buyer, to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

        8.1  Representations, Warranties and Covenants.  All representations
             -----------------------------------------
and warranties of the Kwik Wash Entities contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and each of the Kwik Wash Entities shall have performed all agreements and covenants required hereby to be performed by any of them prior to or at the Closing Date. There shall be delivered to Buyer a certificate, signed by each of the Sellers and Richard Enthoven, President of GP and Chairman of the Board of LP, to the foregoing effect.

        8.2  Consents.  All Permits necessary to permit Sellers to transfer
             --------
the Stock to Buyer as contemplated by the Transaction Documents shall have been duly made or obtained.

        8.3  No Governmental Proceeding or Litigation.  No Action shall have
             ----------------------------------------
been instituted or threatened by any governmental or regulatory authority or other Person which questions the validity or legality of the transactions contemplated hereby.

        8.4  Compliance with Legal Requirements.  The consummation of the
             ----------------------------------
transactions contemplated by the Transaction Documents will not be prohibited by any Legal Requirement or subject the Buyer, the Sale, the Business, the Stock, the Partnership Interests or the Assets to any penalty, liability or other onerous condition arising out of any such Legal Requirement.

        8.5  Opinion of Counsel.  Sellers shall have delivered to Buyer an
             ------------------
opinion of counsel for the Kwik Wash Entities in form and substance acceptable to Buyer's counsel, dated the Closing Date.

        8.6  Certificates and Corporate Documents.  The Kwik Wash Entities
             ------------------------------------
shall furnish Buyer with such documents and certificates of the Sellers and the respective officers of the other Kwik Wash Entities (without qualification with respect to knowledge) and others to evidence compliance with the conditions set forth in this Article 8 as may be reasonably requested by Buyer, including without limitation:

        (a) a certificate of each Seller (without qualification as to knowledge), and an Officer's Certificate of each of the Partnership, the Partners, and, if applicable, the Sellers, dated the Closing Date, each certifying that the conditions specified in Sections 8.1, 8.2, 8.3, 8.4 and
8.10 have been fully satisfied;

        (b) copies of resolutions, certified by the appropriate officers where applicable, duly adopted by the Partners, the Partnership and, if applicable, by the boards of directors and stockholders of each of the other Kwik Wash Entities authorizing their respective execution, delivery and performance of the Transaction Documents to which they are a party and the consummation of the Sale and all other transactions contemplated by the Transaction Documents;

        (c) certificates as to the good standing (or other certificates relating to the right to do business) of the Partners and the Partnership from the Secretary of the State of Texas, Nevada and each other State in which the Partnership or the Partners are required to be qualified to do business;

        (d) such bill(s) of sale, warranty deeds, warranty assignments of leases and all other instruments of conveyance which the Buyer reasonably requests in order to effect the Sale;

        (e) a true and complete list of all active Personnel engaged in the conduct of the Business on the Closing Date, including any such Personnel who on the Closing Date are on leaves of absence which have been approved in accordance with the past practices of the Partnership;

        (f) certificate of limited partnership of the Partnership and related partnership formation documents and certificates of incorporation and bylaws of each of the Partners, including ledger or stock and partnership interest transfer books of the Partnership and the Partners; and

        (g) such other documents relating to the transactions contemplated by the Transaction Documents as the Buyer reasonably requests.

        8.7  HSR Act.  The applicable waiting period, including any extension
             -------
thereof, under the HSR Act shall have expired.

        8.8  Disclosure Schedules.  The Kwik Wash Entities shall have
             --------------------
delivered to Buyer at least five (5) business days prior to the Closing Date a Disclosure Schedule (the "Closing Disclosure Schedule") revised to reflect any changes in the information on the Disclosure Schedule from the date hereof up to and including the Closing Date, which Closing Disclosure Schedule shall be made a part of this Agreement and incorporated herein by reference and which Closing Disclosure Schedule shall be in form and substance reasonably acceptable to Buyer in all material respects.

        8.9  Balance Sheet and Financial Statements.  Sellers shall have
             --------------------------------------
delivered to Buyer each month as available from the Balance Sheet Date through the Closing Date, in each case, promptly upon completion, monthly balance sheets and financial statements for each of the Partners and the Partnership, in each case in form and substance acceptable to Buyer (collectively, "Interim Financial Statements"). Such Interim Financial Statements need not be audited, but shall be in accordance with generally accepted accounting principles, consistently applied.

        8.10  Termination of Excluded Contracts.  Sellers and the Kwik Wash
              ---------------------------------
Entities, as applicable, shall have terminated the Excluded Contracts, in accordance with Section 6.6.

        8.11  Due Diligence.  Buyer shall have obtained from each of the Kwik
              -------------
Wash Entities and their respective Representatives, copies of any and all corporate and partnership documents, securities agreements, purchase contracts, commercial loan agreements, litigation documents, audit reports, studies, financial statements, governmental reports, insurance policies, employment records, employee benefit plans, Permits, applications for Permits and all other information or documents requested by Buyer.

        8.12  Consulting Agreement.  Richard Enthoven and the Partnership shall
              --------------------
have entered into a consulting agreement substantially in the form of Exhibit
E attached hereto.

        8.13  Escrow Agreement.  Buyer and Sellers shall have entered into the
              ----------------
Escrow Agreement, substantially in the form of Exhibit C attached hereto.
                                               ---------

        8.14  FIRPTA Certificates.  Sellers shall have delivered to Buyer
              -------------------
appropriate affidavits for each Seller pursuant to Section 1445(b) of the Code exempting Buyer from any obligation to withhold pursuant to Section 1445(a) of the Code.

        8.15  Payout Letter and Release.  Sellers shall have delivered to Buyer
              -------------------------
a payout letter and release from NationsBank releasing the Kwik Wash Entities and Buyer from any and all obligations relating to or arising out of that certain credit agreement entered into between NationsBank and the Partnership and the guarantees of all the obligations thereunder by the Partners.

        8.16  Renewal Options on Laundromat Leases.  Prior to the Closing Date,
              ------------------------------------
each Laundromat Lease that is a Related Party Contract (individually, a "Related Party Laundromat Lease" and collectively, the "Related Party Laundromat Leases") shall be terminated, and, in the reasonable discretion of Sellers, a new master Related Party Laundromat Lease or new individual
Related Party Laundromat Leases, or some combination thereof, shall be entered into between the Partnership and, in the reasonable discretion of the Sellers, the current lessor of the Related Party Laundromat Leases or a new Person to whom some or all of the real properties which are the subject of the Related Party Laundromat Leases have been assigned. Such amended or new Related Party Laundromat Lease or Leases shall (a) be in form and substance reasonably acceptable to each of the parties thereto, (b) provide for rent payable under each of the new related Party Laundromat Leases at the rent rate reflected on Schedule 8.16 attached hereto, (c) provide for an initial lease term commencing on January 1, 1997 and ending on December 31, 2001 (the "Initial Laundromat Term"), and (d) contain a renewal option provision entitling the Partnership to renew such new Related Party Laundromat Leases in whole, but not in part, for an additional five year term commencing on the date of termination of the Laundromat Term and on the same terms and conditions applicable to the Laundromat Term, provided, however, that the
                                              --------  -------
lessor or lessors of such new Related Party Laundromat Lease or Leases shall be entitled, with respect to such additional five year term, to increase the rent payable under each new Related Party Laundromat Lease in accordance with the terms of Schedule 8.16.

        8.17  Facility Leases.  The Lease relating to the Facility located in
              ---------------
Houston, Texas (the "Houston Facility Lease") shall be terminated, and a new Houston Facility Lease shall be entered into between the Partnership and the current lessor of the Houston Facility prior to the Closing Date. Such new Houston Facility Lease shall (a) be in form and substance reasonably acceptable to the partis thereto, (b) provide for a lease term commencing on January 1, 1997 and ending three (3) months after the Closing Date and shall, at the termination of such lease term, continue on a month to month basis thereafter terminable by either the lessor under such new Houston Facility
Lease or the Partnership on thirty (30) days prior written notice, and (c) provide for rent payable under the new Houston Facility Lease at the rent rate reflected on Schedule 8.17 attached hereto. The Leases relating to the facilities located in Austin, Corpus Christi and San Antonio, Texas and Shreveport, Louisiana (collectively, the "Other Related Party Facilities Leases") shall be terminated, and new Other Related Party Facilities Leases entered into prior to Closing between the Partnership and the current lessor of each of the Other Related Party Facilities Leases. Such new Other Related Party Facilities Leases shall (a) be in form and substance reasonably acceptable to the parties thereto, (b) provide for rent payable under each of the new Other Related Party Facilities Leases at the rent rate reflected on Schedule 8.17 attached hereto,
(c) provide for an initial lease term commencing on January 1, 1997 and ending on December 31, 2000 (the "Initial Facility Term"), (d) contain a renewal option provision entitling the Partnership to renew each of such new Other Related Party Facilities Leases for an additional five (5) year term commencing on the date of termination of the Facility Term and on the same terms and conditions applicable to the Facility Term.

        8.18  Purchase and Sale of Dallas Property.  Buyer and the owner or
              ------------------------------------
owners of the Dallas Property shall have entered into a purchase agreement in respect of Buyer's purchase of the Dallas Property. The purchase price for the Dallas property shall be the fair market value of the Dallas Property as determined pursuant to this Section 8.18. Such purchase agreement shall be on terms and conditions (including, without limitation, the completion of environmental and Hazardous Material analysis in scope, form and substance reasonably acceptable to Buyer) reasonably satisfactory to Buyer and the owner or owners of the Dallas Property. The fair market value of the Dallas Property shall be determined by the mutual agreement of Buyer and the owner or owners of the Dallas Property provided, however, that should such parties
                                 --------  -------
fail to agree on the fair market value of the Dallas Property on or before December 15, 1996, Buyer and the owner or owners of the Dallas Property shall each, at their own expense, choose an appraiser (qualified by an "M.A.I." designation and who has been active during the 1996 calendar year in appraising commercial and industrial properties in Dallas, Texas) to determine the fair market value of the Dallas Property. If the appraisals submitted by the two appraisers agree, or the fair market value determined by the higher of such two appraisals is no more than 110% of the fair market value determined by the lower of such two appraisals, the fair market value of the Dallas Property shall be the average of such two appraisals. If the fair market value determined by the higher of such two appraisals is more than 110% of the fair market value determined by the lower of such two appraisals, the two appraisers shall jointly appoint a third appraiser (qualified by an "M.A.I." designation and who has been active during the 1996 calendar year in appraising commercial and industrial properties in Dallas, Texas) whose fee shall be equally shared by the Buyer and the owner or owners of the Dallas Property. The third appraiser shall independently determine a fair market value of the Dallas Property. The third appraiser's decision shall be binding on Buyer and the owner or owners of the Dallas Property.

        8.19  Tax Cooperation Agreement.  Buyer, Sellers, the Partners, and the
              -------------------------
Partnership shall have entered into the Tax Cooperation Agreement, substantially in the form of Exhibit D attached hereto.
                             ---------

        8.20  Change of Control Agreement.  Sellers shall have delivered to
              ---------------------------
Buyer the Change of Control Agreement in form and substance reasonably satisfactory to Buyer.


                                   ARTICLE 9

                             COVENANT NOT TO COMPETE

        9.1  Covenant Not to Compete.  The Kwik Wash Entities acknowledge and
             -----------------------
agree that the Business is conducted primarily in the States of Texas, Louisiana, Oklahoma, Arkansas and Mississippi and that the reputation and goodwill of the Partnership and the Partners are an integral part of their business success throughout the areas where the Partnership conducts the Business. If Sellers deprive Buyer of any of the Partnership's goodwill or in any manner utilize the Partnership's reputation and goodwill in competition with the Partnership, Buyer will be deprived of the benefits it has bargained for pursuant to this Agreement. Accordingly, as an inducement for Buyer to enter into this Agreement, Sellers agree that, for a period of eight (8) years after the Closing, no Seller shall, without Buyer's prior written consent, directly or indirectly, (i) own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, consultant or otherwise with, any profit or non-profit business or organization in any part of the United States which, directly or indirectly competes with the Business, including, without limitation, the State of Texas, the State of Louisiana, the State of Oklahoma, the State of Arkansas and the State of Mississippi, (ii) in any manner induce or attempt to induce any Personnel, Customer, supplier, licensee, or other business relation of the Partnership to leave or cease doing business with the Partnership or in any way interfere with the relationship between the Partnership and any Personnel, Customer, supplier, licensee or other business relation thereof, or (iii) hire or solicit for employment any Personnel or other Person employed by the Partnership or any Partner on or at any time within six (6) months prior to the Closing Date. Sellers agree that such solicitation includes, without limitation, offering any employment to any such Personnel or other Person commencing after the non-solicitation period. Sellers agree to maintain in confidence, and not to disclose to any Person, Proprietary Rights, including, without limitation, copies of any Location Contracts, Laundromat Leases or other Contracts, Customer and supplier lists of the Partnership, ideas, methods, developments, inventions, improvements and business plans and information which are the confidential information of the Partnership. In the event the agreement in this Article 9 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend over the maximum period of time for which it may be enforceable, and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

        9.2  Tax Allocation.  Sellers and Buyer agree that $500,000 of the
             --------------
Purchase Price being paid by Buyer to Sellers pursuant to Section 2.2 hereof is being paid for the restrictive covenants provided for in Section 9.1 hereof. Sellers and Buyer agree not to take any position inconsistent with such allocation for any Tax purpose.

        9.3  Permitted Activities.  Notwithstanding anything contained in
             --------------------
Section 9.1 to the contrary, Buyer acknowledges and agrees that: (a) the leasing of real property to any Person (including any competitor of Buyer or the Partnership) by any of the Sellers or the Related Parties; and (b) the hiring or other engagement of Personnel (who have been terminated and are no longer employed in any capacity by the Partnership after the Closing Date) by Sellers or Seller's Affiliates at any time after the six-month period following the Closing Date shall not constitute a violation of the provisions of this Article 9; provided, however, that:
                   --------  -------

            (i) prior to entering into any Lease for the purpose of operating a laundromat (any such Lease, a "Seller Laundromat Lease"), Sellers shall give written notice (the "Lease Notice") to Buyer disclosing in reasonable detail the terms and conditions of such Seller Laundromat Lease and the identity of the proposed lessee;

            (ii) without Buyer's prior written consent, Sellers shall not enter into any such Seller Laundromat Lease prior to the period ending fifteen (15) days after the Lease Notice has been received by Buyer (the "Lease Notice Period");

            (iii) during the Lease Notice Period, Buyer (including any designee of Buyer) may elect to enter into such Seller Laundromat Lease upon the same terms and conditions as those set forth in the Lease Notice by delivering a written notice of such election to Richard Enthoven, as agent for and on behalf of the Sellers, prior to the end of the Lease Notice Period;

            (iv) if Buyer (A) determines not to enter into any such Seller Laundromat Lease on the terms set forth in the applicable Lease Notice or (B) fails to respond to the Lease Notice within the Lease Notice Period, Sellers may enter into such Seller Laundromat Lease on terms no more favorable than those specified in the Lease Notice during the 60-day period immediately following the last day of the Lease Notice Period, provided that any such Seller Laundromat Lease not consummated within such 60-day period will again be subject to the terms and conditions of this Section 9.3; and

            (v) Any of the Sellers or the Related Parties shall be free to offer employment to, and hire, any of the Personnel listed on Exhibit F
                                                                    ---------
      attached hereto.

        9.4  Irreparable Damage Upon Breach.  Sellers acknowledge that a
             ------------------------------
breach of the covenants contained in this Article 9 will cause irreparable damage to Buyer, the Partners and the Partnership, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, Sellers agree that, if Sellers breach any of the covenants contained in this Article 9 in addition to any other remedy which may be available at law or in equity, Buyer, the Partners or the Partnership shall be entitled to specific performance and injunctive relief, without posting bond or other security.

        9.5  Payment Default Under the Note.  If CLC fails to pay principal or
             ------------------------------
interest on the Note within six (6) months after such principal or interest is due, the provisions of this Article 9 shall immediately become null and void and shall have no further force and effect.


                                  ARTICLE 10

                        ACTIONS BY THE KWIK WASH ENTITIES
                           AND BUYER AFTER THE CLOSING

        10.1  Books and Records.  Sellers and Buyer agree that, so long as any
              -----------------
books, records and files relating to the Business, properties, Assets or operations of the Partnership, to the extent that they pertain to the Business prior to the Closing Date, remain in existence and available, each Party (at its expense) shall have the right to inspect and to make copies of the same at any time during business hours for any proper purpose.

        10.2  Further Assurances.  On and after the Closing Date, each Party
              ------------------
will take all appropriate action and execute all documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof, including without limitation, putting Buyer in possession and operating control of the Business.



        10.3  Pro Forma Tax Basis.  Within 45 days after the Closing Date,
              -------------------
Sellers will deliver to Buyer an estimated pro forma basis, with respect to each of the Partners and the Partnership, as of December 31, 1996, giving effect to the consummation of the transactions contemplated by the Transaction

Documents. Upon delivery to Buyers, such estimated pro forma basis shall be deemed to be a part of the Disclosure Schedule.


                                  ARTICLE 11

                                INDEMNIFICATION

        11.1  Survival of Representations, etc.  All statements contained in the
              --------------------------------
Disclosure Schedule or in any certificate or instrument of conveyance delivered by or on behalf of the Parties pursuant to this Agreement or in connection with the transactions contemplated by the Transaction Documents shall be deemed to be representations and warranties by the Parties hereunder.  The representations and warranties of each of the Kwik Wash
Entities and Buyer contained herein shall survive the Closing Date for a period of two (2) years, but shall thereafter terminate and be of no further force or effect; provided, however, that (a) the representations and
                 --------  -------
warranties set forth in Sections 4.7, 4.8, 4.9, 4.13, 4.19, 4.20, 4.21, 4.22,
4.23, 4.24 (except for those representations and warranties in Section
4.24(b) which shall terminate on April 15, 1998), 4.26, 4.27, 4.29, 4.30 and
4.32 hereof shall survive until the expiration of the applicable statutes of limitations (and any extensions thereof including with respect to Section 4.24 only, an additional 90 days thereafter), (b) the representations and warranties contained in Sections 4.1, 4.3, 4.5, 4.6 and in the first sentence of Sections 4.2 and 4.4, hereof shall survive the Closing and continue in full force and effect forever, and (c) the obligations of the Buyer under the Note (and any provisions of this Agreement related thereto) shall survive the Closing and continue in full force and effect until the Note (including principal and interest due thereunder) is paid in full.
Anything to the contrary contained in this Agreement notwithstanding, the termination or expiration of any representation or warranty or indemnification obligation under this Article 11 shall not affect any claims made in writing by any Indemnified Person hereunder prior to such expiration or termination. All covenants and agreements of the Parties contained in this Agreement shall survive the Closing Date.

        11.2  Indemnification.
              ---------------

        (a) In addition to any other right or remedy available to Buyer at law or in equity, Sellers shall, jointly and severally, indemnify Buyer, the Partners and the Partnership and their respective Affiliates, Representatives and permitted successors and assigns (collectively, the "Buyer's Indemnitees") against, and hold each Buyer Indemnitee harmless from, any diminution in value, demand, damage, claim, action, cause of action, deficiency, fine, liability, Tax or other loss or expense including, without limitation, interest, penalties and attorneys' fees and expenses (collectively, "Damages") arising out of or resulting from (i) any inaccuracy, misrepresentation or breach of any warranty, covenant or agreement of any of the Kwik Wash

Entities contained in this Agreement, including any Damages arising out of transactions entered into or events occurring prior to the Closing, except as disclosed or explicitly provided in this Agreement or in the Disclosure Schedule, (ii) any act or omission by any of the Kwik Wash Entities as a result of which, in whole or in part, any Buyer Indemnitee is made a party to, or otherwise incurs any Damage pursuant to, any action, suit, claim or proceeding arising out of or relating to any such act or omission, including, without limitation, claims with respect to which the Partnership is self-insured, (iii) the Excluded Contracts, (iv) Title-Link, including, without limitation, the Partnership's ownership interest in or conduct of the business thereof or
(v) any Excluded Obligations (to the extent not covered by the adjustment to Purchase Price set forth in Section 2.3(a) hereof); provided, however, that except as set forth in Section 11.4 hereof, Seller's obligations hereunder with respect to breaches of the Sellers' representations and warranties contained in
Article IV hereof shall not exceed in the aggregate $15,000,000, and such indemnification obligations may be offset dollar for dollar against the Note and any principal payments made thereunder, in each case in accordance with the terms of the Escrow Agreement. Notwithstanding anything in Section 11.2 of this Agreement to the contrary, no Indemnifying Party shall be required to indemnify any Indemnified Party in respect of any Damages covered by clause (i) of this
Section 11.2 except to the extent that the aggregate amount of all Damages exceeds $100,000, in which event the Indemnifying Party will be required to indemnify the Indemnified Party for all such Damages, including the amounts up to $100,000.

        (b) In addition to any other right or remedy available to Sellers at law or in equity, Buyer shall indemnify and hold Sellers and its Affiliates, Representatives and permitted successors and assigns (collectively, the "Sellers' Indemnitees") against, and hold each Sellers' Indemnitee harmless from any Damages arising out of a misrepresentation or the breach of any warranty, covenant or agreement of Buyer contained in this Agreement.

            The term "Damages" as used in this Section 11.2 is not limited to matters asserted by any Persons against Sellers, the Partners, the Partnership or Buyer, but includes Damages incurred or sustained by Sellers, the Partners, the Partnership or Buyer in the absence of claims by other Persons.

        11.3  Indemnification Procedures.
              --------------------------

        (a)  Notice of Claim.  Any Person making a claim for indemnification
             ---------------
pursuant to Section 11.2 (an "Indemnified Party") must give any Party hereto from whom indemnification is sought (an "Indemnifying Party") written notice of such claim (an "Indemnification Claim Notice") promptly after the Indemnified Party receives any written notice of any action, lawsuit, proceeding, investigation or other claim or potential claim (a

"Proceeding") against or involving the Indemnified Party by any government entity or other Person or otherwise discovers or becomes aware of the liability, obligation or facts giving rise to such claim for indemnification; provided that the failure to notify or delay in notifying an Indemnifying Party will not relieve any Indemnifying Party of its obligations pursuant to Section 11.2.

        (b)  Control of Defense.  With respect to the defense of any
             ------------------
Proceeding against or involving an Indemnified Party in which a governmental entity or other Person in question seeks only the recovery of a sum of money for which indemnification is provided, at its option an Indemnifying Party may appoint as lead counsel of such defense any legal counsel selected by the Indemnifying Party; provided that before the Indemnifying Party assumes
                    --------
control of such defense it must first:

        (i) enter into an agreement with the Indemnified Party (in form and substance satisfactory to the Indemnified Party) pursuant to which the Indemnifying Party agrees to be fully responsible (with no reservation of any rights other than the right to be subrogated to the rights of the Indemnified Party) for all Damages relating to such Proceeding and unconditionally guarantees the payment and performance of any liability or obligation which may arise with respect to such Proceeding or the facts giving rise to such claim for indemnification; and

        (ii) furnish the Indemnified Party with reasonable assurance that the Indemnifying Party has the financial capacity to defend such Proceeding and to satisfy any such liability.

        (c)  Control of Defense:  Exceptions, etc.  Notwithstanding the
             ------------------------------------
provisions of Section 11.3(b): (i) the Indemnified Party will be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose at its own expense (provided that the Indemnifying Party
                                     --------
will bear the reasonable fees and expenses of such separate counsel incurred prior to the date upon which the Indemnifying Party effectively assumes control of such defense), (ii) the Indemnifying Party will not be entitled to assume control of the defense of such claim, and will pay the fees and expenses of legal counsel retained by the Indemnified Party, if:

        (i) the Indemnified Party reasonably believes that an adverse determination of such Proceeding could be detrimental to or injure the Indemnified Party's reputation or future business prospects,

        (ii) the Indemnified Party reasonably believes that there exists or could arise a conflict of interest which, under applicable principles of legal ethics, could prohibit a single legal counsel from representing both the Indemnifying Party and the Indemnifying Party in such Proceeding, or

        (iii) the Indemnifying Party has failed or is failing to prosecute or defend vigorously such claim; and

        (iv) the Indemnifying Party must obtain the prior written consent of the Indemnified Party (which the Indemnified Party will not unreasonably withhold) prior to entering into any settlement of such Proceeding or ceasing to defend such Proceeding.

        11.4  Exclusive Remedy.  Except for Damages directly or indirectly
              ----------------
arising out of or relating to (i) fraud, gross negligence, willful misconduct or bad faith of any of the Parties, or (ii) the representations and warranties set forth in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.9, 4.22, 4.24 and 4.30, and
except for remedies that cannot be waived as a matter of law, if the Closing occurs, this Article 11, and any limitations contained herein, shall be the exclusive remedy for breach of the representations and warranties contained in Articles IV and V hereof or in the corresponding certificates delivered pursuant to Section 3.2 hereof; provided, however, that, with respect to Damages referred
                       --------  -------
to in clause (ii) hereof, the limitation set forth in the last sentence of
Section 11.2(a) shall be applicable.

        11.5  Insurance Proceeds.  In determining the amount of any Damages for
              ------------------
which an Indemnified Party is entitled to indemnification under this Agreement, the gross amount thereof shall be reduced by any insurance proceeds actually received by such Indemnified Party in respect of such Damages (or, in the case of Buyer, by the Partners or the Partnership), net of any insurance premium or increase in such premium that becomes due as a result of the Indemnified Party filing the claim in respect of which such insurance proceeds were paid.

        11.6  No Right of Contribution.  After the Closing, neither the
              ------------------------
Partnership nor the Partners shall have any liability to indemnify either Buyer or Sellers on account of a misrepresentation or the breach of any warranty or the nonfulfillment of any covenant or agreement of any of the Kwik Wash Entities; and Sellers shall have no right of contribution against the Partners or the Partnership. In addition to any other remedy which may be available at law or in equity, Buyer, the Partnership or any of the Partners shall be entitled to specific performance and injunctive relief, without posting bond or other security.

        11.7  Characterization of Indemnity.  The Parties intend that any amount
              -----------------------------
paid pursuant to the provisions of this Article

11 be treated as an adjustment of the Purchase Price prior to entering into any settlement of such Proceeding or ceasing to defend such Proceeding.


                                  ARTICLE 12

                                 MISCELLANEOUS

        12.1  Termination.  This Agreement may be terminated:
              -----------

        (a) at any time prior to the Closing by written agreement of the Buyer and Sellers,

        (b)  by the Buyer, at any time when any of the Kwik Wash
      Entities are in breach of any of their obligations pursuant to the Transaction Documents or if any representation or warranty of any of the Kwik Wash Entities contained therein is false or misleading in any material respect (provided that such condition is not the result of any breach of any covenant, representation or warranty of the Buyer set forth in this Agreement or in any document executed in connection with this Agreement),

        (c) by Sellers, at any time when the Buyer is in breach of any of its obligations pursuant to the Transaction Documents or if any representation or warranty of the Buyer contained therein is false or misleading in any material respect (provided that such condition is not the result of any breach of any covenant, representation or warranty of any of the Kwik Wash Entities set forth in this Agreement or in any document executed in connection with this Agreement), or

        (d)  by the Buyer or Sellers, at any time after January 15, 1997.

            Any termination of this Agreement pursuant to any of clauses (b) through (d) will be effected by written notice from the terminating party to the Buyer (if Sellers are the terminating party) or the Sellers (if the Buyer is the terminating party). Any termination of this Agreement pursuant to clause (b), (c) or (d) will not terminate the liability of any Party hereto for any willful failure of any Party to have performed any of its obligations hereunder or for any knowing misrepresentation made by any Party of any matter set forth in this Agreement or any Transaction Document which exists at the time of such termination.

            If this Agreement is terminated in accordance with clause (b) of this Section 12.1, then Sellers will be, jointly and severally, responsible for (and, in the case of the Buyer's Expenses, will reimburse Buyer for) all Buyer's Expenses and Sellers' Expenses. If this Agreement is terminated in accordance with clause (c) of this Section 13.1, then Buyer will be responsible for (and, in the case of the Sellers' Expenses, will reimburse Sellers for) all Buyer's Expenses and Sellers' Expenses.

        12.2  Assignment.  Neither this Agreement nor any of the rights or
              ----------
obligations hereunder may be assigned by Sellers without the prior written consent of Buyer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, and no other Person shall have any right, benefit or obligation hereunder.

        12.3  Notices; Transfer of Funds.  Unless otherwise provided herein, any
              --------------------------
notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered in person or by courier or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

      If to Sellers:          Richard Enthoven
                              5538 Falls Road
                              Dallas, Texas  75220
                              Telephone:  (214) 373-1708

      With a copy to:         Strasburger & Price, L.L.P.
                              901 Main Street, Suite 4300
                              Dallas, Texas  75202
                              Attention:  Frederick J. Fowler, Esq.
                              Telephone:  (214) 651-4565
                              Facsimile:  (214) 651-4330

      If to the
      Partnership:            Richard Enthoven
                              5538 Falls Road
                              Dallas, Texas  75220
                              Telephone:  (214) 373-1708

      With a copy to:         Strasburger & Price, L.L.P.
                              901 Main Street, Suite 4300
                              Dallas, Texas  75202
                              Attention:  Frederick J. Fowler, Esq.
                              Telephone:  (214) 651-4565
                              Facsimile:  (214) 651-4330

      If to Buyer:            Coinmach Corporation
                              521 East Morehead, Suite 590
                              Charlotte, North Carolina 28202
                              Attention:  Mr. Stephen R. Kerrigan
                              Telephone:  (800) 438-5918
                              Facsimile:  (704) 376-9407

      With copies to:         Coinmach Corporation
                              55 Lumber Road
                              Roslyn, New York  11576
                              Attention:  Robert M. Doyle

                              Anderson Kill & Olick, P.C.
                              1251 Avenue of the Americas
                              New York, New York  10020-1182
                              Attention:  Ronald S. Brody, Esq.
                              Telephone:  (212) 278-1258
                              Facsimile:  (212) 278-1733


or to such other place and with such other copies as either Party may designate as to itself by written notice to the others.

            All such notices, requests, instructions, documents and other communications will (i) if delivered personally to the address as provided in this Section 12.3, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 12.3, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 12.3, be deemed given upon receipt (in each case regardless of whether such notice is received by any other Person to whom a copy of such communication is to be delivered pursuant to this Section 12.3).

            Payments to be made to Sellers hereunder shall be made by wire transfer of immediately available funds in accordance with the instructions provided to Buyer pursuant to Section 2.2(b) or such other account or place as Sellers may designate by written notice as provided herein. Payments to be made to Buyer hereunder shall be made by wire transfer of immediately available funds to such account or place as Buyer may designate by written notice as provided herein.

        12.4  Choice of Law; Service of Process.  This Agreement shall be
              ---------------------------------
construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Sellers irrevocably agree that any legal action or proceeding arising out of or in connection with the Transaction Documents, or the transactions contemplated thereby, shall be brought in the United States District Court for the Southern District of New York. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any Party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such Party as herein provided.

        12.5  Entire Agreement; Amendments and Waivers.  This Agreement,
              ----------------------------------------
together with all exhibits and schedules hereto (which form a part of this Agreement and are incorporated into this Agreement for all purposes), constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

        12.6  Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        12.7  Invalidity.  In the event that any one or more of the provisions
              ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

        12.8  Headings.  The headings of the Articles and Sections herein are
              --------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        12.9  Singulars and Plurals.  All references to the plural herein shall
              ---------------------
also mean the singular and to the singular shall also mean the plural, in each case, as applicable.

        12.10 Expenses.  Except as otherwise provided herein, Sellers shall be
              --------
responsible for Sellers' Expenses, and Buyer shall be responsible for Buyer's Expenses.

        12.11  Publicity.  Unless required to do so by applicable law or legal
               ---------
process, neither Party shall issue any press release or make any public statement regarding the Transaction Documents or the transactions contemplated thereby without the prior written approval of the other Party (which approval may not be unreasonably withheld or delayed). If either
Party is required by law or legal process to make any public statement regarding the Transaction Documents or the transactions contemplated thereby, such Party must first provide to the other Party the content of the proposed public statement, the reasons that such disclosure is required by law or legal process, and the time and place that the public statement will be made, in each case to the extent permitted by law or legal process and to the extent reasonably practicable. Notwithstanding the foregoing, it is acknowledged and agreed among the Parties that Buyer is a reporting company under the Securities Exchange Act of 1934, as amended, and, as such, is subject to the reporting requirements thereunder. Accordingly, no agreement contained herein shall prevent Buyer from complying with any such requirements in any manner Buyer deems appropriate. Notwithstanding anything in this Section 12.11 to the contrary, the parties agree that no press release or public statement (in each case, except as required by law or legal process) regarding the Transaction Documents or the transactions contemplated thereby shall contain any reference to the Ford family or name any of the Sellers.

        12.12  Remedies.  No failure to exercise, and no delay in exercising,
               --------
any right, remedy, power or privilege under this Agreement by any Party hereto will operate as a waiver of such right, remedy, power or privilege, nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided pursuant to this Agreement are cumulative and not exhaustive of any other rights, remedies, powers and privileges which may be provided by law.

        12.13  Risk of Loss.  Until the Closing, all risk of loss with respect
               ------------
to the Assets will remain with the Sellers. If prior to the Closing any material Asset is damaged, destroyed or lost, then at its option the Buyer may waive the failure of any condition set forth in Article 8 with respect to such damage, destruction or loss and either

        (a) reduce the Purchase Price by an amount equal to the diminution in the fair market value (determined at the time of the Closing and net of any insurance proceeds actually received by Buyer) of such material Asset by reason of such damage, destruction or loss or

        (b) elect to have the Sellers retain such damaged, destroyed or lost material Asset and reduce the Purchase Price by the greater of the fair market value or the net book value of such material Asset (in each case, determined immediately prior to such damage, destruction or loss) and less any insurance proceeds actually received by Buyer.

        12.14  Confidential Information.
               ------------------------

        (a) The Parties acknowledge that the transactions contemplated by this Agreement are of a confidential nature and, subject to the agreements contained in Section 12.10 hereof, each Party agrees to keep the existence of the Transaction Documents and all of the transactions contemplated thereby strictly confidential, and each Party agrees that it will not, without the prior written consent of the other Party, make any public comment, statement, or communication or otherwise disclose or permit any disclosure with respect to, or regarding the transactions contemplated hereby, including but not limited to the existence of the Transaction Documents, except to their respective Representatives, or as required by applicable law or legal process, until such time as the Parties make a public announcement as provided in Section 12.10. Neither the Buyer nor the Kwik Wash Entities shall at any time make any public disclosure of the specific terms, conditions or other aspects of the Transaction Documents, except as required by applicable law or legal process.

        (b) Each Party further acknowledges that, in connection with the negotiation of the Transaction Documents and the preparation for the consummation of the transactions contemplated thereby, it will have access to confidential information relating to the other Party. The Parties agree that they will treat as confidential, will not duplicate (except to their respective Representatives in connection with the transactions contemplated by the Transaction Documents) or use, and will maintain the confidentiality of (and will use its best efforts to cause and be responsible for the Representatives of such Party to maintain the confidentiality of), any written, oral, or other information obtained from the other Party in connection with the Transaction Documents or the transactions contemplated thereby, unless (a) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by the Transaction Documents, or (c) the furnishing or use of such information is required by applicable law or legal process. In the event of the termination of this Agreement for any reason whatsoever, each Party shall destroy or return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated by the Transaction Documents and will keep confidential (and will so instruct and be responsible for its Representatives and others who have had access to confidential information) and will not use any such information, unless such information is now, or is hereafter, disclosed through no act or omission of such Party, in any manner making it available to the general public.

        12.15  Litigation Costs.  Except as otherwise provided in Section 2.3(d)
               ----------------
hereof, if any legal action or any arbitration or other proceeding is brought for the enforcement of any of the Transaction Documents, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing Party or Parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action, arbitration or proceeding, in addition to any other relief to which it may be entitled.


              [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY
                     LEFT BLANK.  SIGNATURE PAGES FOLLOW.]

            IN WITNESS WHEREOF, the Parties have executed this Agreement, or have caused this Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized, as of the day and year first above written.


                                          COINMACH CORPORATION



                                          By: /s/ Stephen R. Kerrigan
                                             ________________________
                                             Name:  Stephen R. Kerrigan
                                             Title: Chief Executive Officer



                                          KWIK WASH LAUNDRIES, L.P.



                                          By: /s/ Richard Enthoven
                                             ______________________
                                             Name:  Richard Enthoven
                                             Title: President of KWL, Inc.,
                                                    the General Partner



                                          KWL, INC.



                                          By: /s/ Richard Enthoven
                                             ______________________
                                             Name:  Richard Enthoven
                                             Title: President



                                          KWIK WASH LAUNDRIES, INC.



                                          By: /s/ Dan DeGeus
                                             ______________________
                                             Name:  Dan DeGeus
                                             Title: President


                                          /s/ Tamara Lynn Ford
                                          _________________________
                                          Tamara Lynn Ford


                                          /s/ Robert Kyle Ford
                                          _________________________
                                          Robert Kyle Ford

                                          /s/ Traci Lea Ford
                                          _________________________
                                          Traci Lea Ford


                                          /s/ Tucker F. Enthoven
                                          _________________________
                                          Tucker F. Enthoven


                                          /s/ Richard F. Enthoven
                                          _________________________
                                          Richard F. Enthoven


                                          /s/ Richard Franklin Ford, Jr.
                                          _____________________________
                                          Richard Franklin Ford, Jr.,
                                          Trustee U/D/T February 4, 1994

                                  SCHEDULE A

                                List of Sellers



               Tamara Lynn Ford

               Robert Kyle Ford

               Traci Lea Ford

               Tucker F. Enthoven

               Richard F. Enthoven

               Richard Franklin Ford, Jr.,
               Trustee U/D/T February 4, 1994

                                                                       EXHIBIT A

                           PREMIUM FINANCE AGREEMENT     [_]  PERSONAL
                                                         [_]  COMMERCIAL
[LOGO OF AFCO APPEARS HERE]                              (CHECK APPROPRIATE BOX)
                       12160 ABRAMS ROAD, STE 301-L.B.51
                     DALLAS, TEXAS 75243 TEL 214-669-8870

-------------------------------------------------------------------------------------------------------------------
                      AGENT                          PRODUCER CODE NO.     INSURED
     TOTAL PREMIUMS  (NAME AND PLACE OF BUSINESS)     37-42-63291-7        (NAME AND RESIDENCE OR BUSINESS ADDRESS)
A
                                                     -----------------     KWIK WASH LAUNDRIES L.P.
     $540,986.85    MARSH & MCLENNAN OF TEXAS INC                          Attn: KIMBERLY KLOSACK
------------------- 2200 ROSS AVENUE #3300                                 4240 BRONZE WAY
B    DOWN PAYMENT   DALLAS, TX                                             DALLAS, TX
     $46,923.60
------------------- ZIP CODE   75201    2149799900                         ZIP CODE   75237
                            -----------                                             ----------
     AMOUNT         -----------------------------------------------------------------------------------------------
    FINANCED                                           PAYMENT SCHEDULE
   (A Minus B)      -----------------------------------------------------------------------------------------------
C                        NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS            WHEN PAYMENTS ARE DUE
                    -----------------------------------------------------------------------------------------------
                                                                           FIRST INSTALLMENT DUE  INSTALLMENT DUE
     $494,063,25                   11 MOS         $         46,423.61             09/30/96             30th
-------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE OF POLICIES
     FINANCE        -----------------------------------------------------------------------------------------------
D    CHARGE                         EFFECTIVE
                    POLICY PREFIX    DATE OF                                                    MONTHS
                      AND NUMBER     POLICY/      NAME OF INSURANCE COMPANY AND NAME   TYPE     COVERED  PREMIUM
     $16,596.46                      ANNUAL        AND ADDRESS OF GENERAL OR POLICY     OF        AT
                                   INSTALLMENT              ISSUING AGENT             COVER      PREM.
--------------------------------------------------------------------------------------------------------------------
                    D96CM047       08/31/96       ACCEPTANCE INS CO                   CGL       12*      $344,018.00
      TOTAL                                       MACLEAN ODDY & ASSOC                        TaxRF        17,028,89
E  OF PAYMENTS                                    1445 ROSS AV #3900 LB200
    (C plus D)                                    DALLAS, TX 75202
   $510,659.71
----------------                   08/31/96       RELIANCE INSURANCE COMPANY         EEI        12*        40,345.00
     ANNUAL                                       CRUMP INS SERVICES OF TEXAS                  FeeN           500.00
   PERCENTAGE                                     7557 RAMBLER RD SUITE 300 L                  TaxRF        2,021.83
F     RATE                                        DALLAS, TX 75231
      6.65     %                                    POLICY DETAIL CONTINUED
--------------------------------------------------------------------------------------------------------------------
  806A                                        TOTAL PREMIUMS MUST AGREE WITH BLOCK "A" ABOVE   TOTAL     $
--------------------------------------------------------------------------------------------------------------------

                              SECURITY AGREEMENT

1. DEFINITIONS: The above named Insured ("the insured") is the debtor. Afco Credit Corporation ("Afco") is the lender to whom the debt is owed. Singular words shall mean plural and vice versa as may be required in order to give the agreement meaning, "insurance company or company", "insurance policy or policy" and "premium" refer to those items listed under "Schedule of Policies".

2. PROMISE OF REPAYMENT: The Insured requests Afco to pay the premiums on the policies shown above. The Insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment Schedule shown above subject to the rest of the terms of this Contract.

3. SECURITY INTEREST: The insured assigns to Afco as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the Insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee Interests. The Insured gives to Afco a security interest in all items mentioned in this paragraph

4. DEFAULT CHARGES: If the Insured is more than 10 days (5 days for Louisiana commercial Insureds) late in making an installment payment to Afco then the insured will pay to Afco in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment. (Louisiana consumer Insureds will not be charged more than $15.)
--------------------------------------------------------------------------------
                                          THE INSURED AGREES TO THE
                                   PROVISIONS ABOVE AND ON THE REVERSE SIDE
                                   ----------------------------------------
                                   /s/ Robert E. Bailey
                                   ---------------------------------------------
Date   9/18/96                              KWL, Inc. General Partner
     -----------------             ---------------------------------------------
                                             Robert E. Bailey
                                             Vice President & General Counsel

                          PRODUCER'S REPRESENTATIONS
                          --------------------------
The undersigned warrants and agrees:
(1) The Insured has received a copy of this agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance. If applicable, (2) the policies are in full force and effect and the Information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the Insured through or to the undersigned, directly, indirectly, actually or constructively by any of the Insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding Indebtedness of the Insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed Insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements; (6) No Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums, are included except as indicated and that the Deposit or Provisional Premiums
are not less than anticipated premiums to be earned     Indicate Policy & Profix
for the full term of the policies, if policy is            Member of exception
subject to minimum earned premium, it is $_________,*:  ------------------------
(7) The policies can be cancelled by the Insured of the          Subject
company on 10 days notice and the unearned premiums will         To Audit
be computed on the standard short rate of pro rata table except as indicated.
(8) The undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the premium finance agreement in the space in which the insured's name and address is placed.

Date______________________               X _____________________________________
                                             Signature of agent or broker

                           PREMIUM FINANCE AGREEMENT     [_]  PERSONAL
                                                         [_]  COMMERCIAL
[LOGO OF AFCO APPEARS HERE]                              (CHECK APPROPRIATE BOX)
                       12160 ABRAMS ROAD, STE 301-L.B.51
                     DALLAS, TEXAS 75243 TEL 214-669-8870

-------------------------------------------------------------------------------------------------------------------
                      AGENT                          PRODUCER CODE NO.     INSURED
     TOTAL PREMIUMS  (NAME AND PLACE OF BUSINESS)     37-42-63291-7        (NAME AND RESIDENCE OR BUSINESS ADDRESS)
A
                                                     -----------------     KWIK WASH LAUNDRIES L.P.
     $See Page 1    MARSH & MCLENNAN OF TEXAS INC                          Attn: KIMBERLY KLOSACK
------------------- 2200 ROSS AVENUE #3300                                 4240 BRONZE WAY
B    DOWN PAYMENT   DALLAS, TX                                             DALLAS, TX

------------------- ZIP CODE   75201    2149799900                                    ZIP CODE  75237
                            -----------                                                       ----------
     AMOUNT         -----------------------------------------------------------------------------------------------
    FINANCED                                           PAYMENT SCHEDULE
   (A Minus B)      -----------------------------------------------------------------------------------------------
C                        NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS            WHEN PAYMENTS ARE DUE
   $                -----------------------------------------------------------------------------------------------
                                                                           FIRST INSTALLMENT DUE  INSTALLMENT DUE
                                                  $                                                          DATE
-------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE OF POLICIES
     FINANCE        -----------------------------------------------------------------------------------------------
D    CHARGE                         EFFECTIVE
                    POLICY PREFIX    DATE OF                                                    MONTHS
     $                AND NUMBER     POLICY/      NAME OF INSURANCE COMPANY AND NAME   TYPE     COVERED  PREMIUM
                                     ANNUAL        AND ADDRESS OF GENERAL OR POLICY     OF        AT
                                   INSTALLMENT              ISSUING AGENT             COVER      PREM.
--------------------------------------------------------------------------------------------------------------------
                                   08/31/96       LEXINGTON INS CO                    CAS       12       $ 28,750,00
      TOTAL                                                                                   TaxRF         1,423,13
E  OF PAYMENTS      BE932206       08/31/96       NATIONAL UNION FIRE INS CO          UMB       12         97,500.00
    (C plus D)
   $
----------------    81390909       08/31/96       FEDERAL INS CO                     CRIM       12          9,400.00
     ANNUAL
   PERCENTAGE
F     RATE
               %
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL PREMIUMS MUST AGREE WITH BLOCK "A" ABOVE   TOTAL     $540,986.85
--------------------------------------------------------------------------------------------------------------------

                              SECURITY AGREEMENT

1. DEFINITIONS: The above named Insured ("the insured") is the debtor. Afco Credit Corporation ("Afco") is the lender to whom the debt is owed. Singular words shall mean plural and vice versa as may be required in order to give the agreement meaning, "insurance company or company", "insurance policy or policy" and "premium" refer to those items listed under "Schedule of Policies".

2. PROMISE OF REPAYMENT: The Insured requests Afco to pay the premiums on the policies shown above. The Insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment Schedule shown above subject to the rest of the terms of this Contract.

3. SECURITY INTEREST: The insured assigns to Afco as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the Insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee Interests. The Insured gives to Afco a security interest in all items mentioned in this paragraph

4. DEFAULT CHARGES: If the Insured is more than 10 days (5 days for Louisiana commercial Insureds) late in making an installment payment to Afco then the insured will pay to Afco in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment. (Louisiana consumer Insureds will not be charged more than $15.)
--------------------------------------------------------------------------------
                                          THE INSURED AGREES TO THE
                                   PROVISIONS ABOVE AND ON THE REVERSE SIDE
                                   ----------------------------------------
                                   /s/ Robert E. Bailey
                                   ---------------------------------------------
Date   9/18/96                              KWL, Inc. General Partner
     -----------------             ---------------------------------------------
                                             Robert E. Bailey
                                             Vice President & General Counsel

                          PRODUCER'S REPRESENTATIONS
                          --------------------------
The undersigned warrants and agrees:
(1) The Insured has received a copy of this agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance. If applicable, (2) the policies are in full force and effect and the Information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the Insured through or to the undersigned, directly, indirectly, actually or constructively by any of the Insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding Indebtedness of the Insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed Insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements; (6) No Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums, are included except as indicated and that the Deposit or Provisional Premiums
are not less than anticipated premiums to be earned
for the full term of the policies, if policy is         Indicate Policy & Profix
subject to minimum earned premium, it is $_________,*:     Member of exception
(7) The policies can be cancelled by the Insured of the ------------------------
company on 10 days notice and the unearned premiums will        Subject
be computed on the standard short rate of pro rata table        To Audit
except as indicated.
(8) The undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the premium finance agreement in the space in which the insured's name and address is placed.

Date______________________               X _____________________________________
                                             Signature of agent or broker

                                              Page 3 of 3   /s/ Robert E. Bailey
                                                 9/18/96

                                                KWL, Inc. General Partner
                                                Robert E. Bailey
REMAINING PROVISIONS OF SECURITY AGREEMENT      Vice President & General Counsel
------------------------------------------

5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.

6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured.

7. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the above schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.

8. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency preceeding.

9. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if any of the following occur:

                    (a) The insured does not pay any installment according to the terms of this Agreement.

                    (b) The insured does not comply with any of the terms of this Agreement.

                    (c) The insured or the insurer voluntarily or involuntarily becomes the subject of a bankruptcy, receivership or any other kind of insolvency proceeding.

                    (d) If the insured is a business and stops doing business or ceases to be qualified to do business.

    Afco at its option may enforce payment of this debt without recourse to the security given to Afco.

10. POWER OF ATTORNEY: The insured irrevocably appoints Afco its Attorney-in-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interest and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement.

11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance policies. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.

12. REFUND CREDIT: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date. The refund shall be computed according to the Rule of 78s. However, for Texas insureds if prepayment in full occurs before the first installment due date, Afco may only keep a finance charge computed according to the following formula: Number of days from inception of the policy to prepayment in full multiplied by one month's interest computed according to the Rule of 78s divided by 30. If the refund credit is less than $1 no refund shall be made. Louisiana insureds are subject to a nonrefundable charge of $10.

13. INSURANCE AGENT OR BROKER: The insurance agent or broker named on this Agreement is the Insured's agent, not Afco's and Afco is not legally bound by anything the agent or broker represents to the insured, orally or in writing.

14. SPECIAL INSURANCE POLICIES: If the insurance policy issued is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the Insurance company retains.

15. CANCELLATION CHARGES: (Louisiana insureds only) if Afco cancels a policy, then the insured will pay to Afco a cancellation charge of $25.

16. ATTORNEY FEES AND COURT COSTS: Louisiana insureds agree to pay 25% of the amount due as attorney fees. Texas insureds agree that if, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of Afco, then the insured agrees to pay to Afco all court costs actually incurred and reasonable attorney fees assessed by a court.

17. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured agrees not to assign the policy without Afco's written consent except for the interest of mortgagees and loss payees.

18. ADDITIONAL PREMIUMS: (a) If an additional premium becomes due on the policy, the insured gives Afco the right to pay the additional premium and to amend this contract. For Texas insureds, the additional premium may be added to this Agreement only if a Memorandum of Agreement between the agent and insured is given to the insured before the first installment due date of the amended Agreement.

                         (b) The money paid by Afco is only for the premium as
                             determined at the time the insurance policy is issued, Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. If additional premiums are not paid by Afco, the insured agrees to pay the company any additional premiums which became due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.

19. AGENT'S WARRANTIES: To convince Afco to enter this Agreement and accept the security underlying this Agreement, the person executing this Agreement, if not the Insured, warrants severally and as the duly authorized agent of the Insured that he is the duly authorized agent of the Insured appointed specifically to enter into this transaction on the Insured's behalf; that he can perform any act the insured could or should perform with respect to this transaction; that he will hold in trust for Afco any payments made or credited to the Insured through the undersigned or to the undersigned, directly, indirectly, actually or constructively, by any of the insurance companies and that he will pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured.

                            CLAIM SERVICE AGREEMENT

                                                             AGREEMENT NO. 10864

                                                               PROGRAM NO. 10722

          THIS AGREEMENT, made as of the thirty-first day of August, 1996, between CRAWFORD & COMPANY, a corporation of the State of Georgia ("Service Company") and KWIK WASH LAUNDRIES, L.P., a limited partnership of the State of Nevada ("Client").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Service Company is engaged in the business of providing certain services with respect to the investigation and payment of property and casualty claims; and

          WHEREAS, Client desires to retain Service Company for the provision of its services for Client's claims for its self-insured exposures as set forth on Exhibit A, attached hereto and made a part hereof ("Exposures") up to its
---------
self-insurance retention(s) and Service Company is willing to provide such services, on the terms and conditions set forth below;

          NOW THEREFORE, in consideration of the premises hereof, the mutual promises and agreements contained herein, and the payments to be made to Service Company for services rendered to Client hereunder, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   ---------

TERM
----

     Service Company agrees to provide all services set forth herein to Client in connection with its self-insured claims Exposures occurring in the States of Louisiana, Mississippi, Oklahoma and Texas during the period commencing August 31, 1996, and ending through August 30, 1997.

                                  ARTICLE II
                                  ----------

PRICE
-----

     See Exhibit B, attached hereto and made a part hereof.
         ---------

                                 ARTICLE III
                                 -----------

SERVICE COMPANY
---------------

     Service Company agrees as follows:

     1. To provide Client with those services as set forth in Paragraph 2 below (the "Basic Services") with respect to any claim referred to Service Company that is made under any Exposures which involves an actual or alleged loss occurring during the term of this Agreement for the monetary considerations set forth in Article II, except that Allocated Loss Adjustment Expense, as defined in Article IV below, will be paid by Client in addition to the monetary considerations set forth in Article II.

     2. To consider that the Basic Services to be rendered with respect to any claims described in this Article III, Paragraph 1 above ("Claims") shall be the following:

          A.   To establish a file with respect to each Claim.

          B. To investigate all Claims and to recommend the amount of loss reserve to be established with respect to each such Claim.

          C. To provide each Claim file with a written chronology of all actions taken with respect to the underlying Claim.

          D. To furnish all claim forms necessary for proper claims administration.

          E. To adjust, settle or resist all Claims within the discretionary settlement authority limit of Service Company as agreed upon by Service Company and Client, in writing, from time to time (the "Authority Limit").

          F. To adjust, settle or resist all Claims in excess of the Authority Limit with the express prior approval of Client.

          G. To supervise all litigation or other proceedings involving any Claim and, where permitted, to attend any judicial or administrative hearing involving any Claim.

          H. To retain and then destroy files for each Claim in accordance with the File Retention and Destruction Policy set forth in Exhibit C,
                                                                 ----------
     attached hereto and made a part hereof.

          I. To monitor all treatment programs recommended to a Claimant by any care provider.

          J. To furnish to Client and/or its designees on a monthly basis, a "Loss Run" and a "Loss Fund Activity Report." The term "Loss Run" means a computer generated listing of Claims that have been posted to Service Company's Statistical Insurance Support Data ("SISDAT") System. The term "Loss Fund Activity Report" means a computer generated listing of accounting activity in the Loss Fund Account, as defined in Paragraph 8 below, during the preceding month that has posted to Service Company's SISDAT System. These computer generated listings will be provided to Client and/or its designees in hard copy or microfiche. A maximum of five (5) copies of any single listing, either hard copy, microfiche or any combination thereof, will be provided by Service Company for each period. Service Company reserves the unilateral right to amend or alter the substance and form of the listing to be provided to Client and/or its designees hereunder if Service Company hereafter amends or alters the substance or form of such listings for its customers generally.

     3. To Client's right to assume the control and handling of any Claim at any time, and Service Company agrees to deliver promptly any Claim file to Client which it may request, but without any off-set or deduction from any of the fees or charges paid or payable by Client to Service Company under Article V below. The parties agree that at all times prior to and after the cancellation of this Agreement all Claim files are owned by and are the property of Client. Claim files are subject to review by Client and its employees and authorized agents during Service Company's regular business hours, with reasonable prior notice.

     4. To exercise reasonable efforts to manage the services provided hereunder in such a way and in such manner as to ensure that every adjuster, claims investigator, appraiser and/or employee used by Service Company or subcontracted by Service Company will adjust and/or investigate every alleged Claim or matter covered by this Agreement in accordance with this Agreement.

     5. To provide to Client, upon written request, Certificates of Insurance evidencing adequate General Liability Insurance, Automobile Liability Insurance, Workers' Compensation Insurance, Fidelity Coverage (Bond) and Errors and Omissions Insurance (Professional Liability Coverage).

     6. To indemnify, defend and hold Client and Client's directors, officers, attorneys, employees, agents and other representatives, wholly harmless from and against any and all damage, loss, costs and expenses whatsoever (including, without limitation, attorneys' fees and litigation expenses) incurred by Client or by any of Client's directors, officers, attorneys, employees, agents or other representatives, by reason of any negligent, grossly negligent or willful act or omission of Service Company or of Service Company's directors, officers, attorneys, employees, agents or other representatives, taken or omitted to be taken pursuant to this Agreement; provided, however, that Service Company shall have no obligation to indemnify anyone pursuant hereto with respect to (i) any act or omission of Service Company or any of Service Company's directors, officers, attorneys, employees, agents or other representatives taken or omitted to be taken at the direction of Client or any of Client's directors, officers, attorneys, employees, agents or other representatives, (ii) Service Company being named in litigation as the insurer of record, (iii) Service Company or Service Company's directors', officers', attorneys', employees', agents' or other representatives' failure to settle a Claim that could have been settled within Service Company's Authority Limit (so long as such failure to settle does not result from a negligent, grossly negligent or willful act, error or omission by Service Company or by any of Service Company's directors, officers, attorneys, employees, agents or other representatives), or (iv) Service Company or Service Company's directors', officers', attorneys', employees', agents' or other representatives' failure to pay any Claim or Allocated Loss Adjustment Expense on a timely basis due to Client's or Client's directors', officers', attorneys' employees', agents' or other representatives' failure to comply with
Article V, Paragraphs 5 and 6 hereunder. In the event Client or any of its directors, officers, attorneys, employees, agents or other representatives, is named as a defendant in any legal action or proceeding in which a Claim indemnified hereunder is asserted, Service Company will assume, at Service Company's expense, the defense of such action on behalf of Client and its directors, officers, attorneys, employees, agents and other representatives, as the case may be. Service Company has sole discretion to select the attorneys who will defend any such action, provided, however, that Service Company shall exercise such discretion reasonably. This indemnity shall survive termination of this Agreement.

     7. To exercise reasonable care in the selection of any Service Company, Adjusting Company, Adjuster, Claims Investigator or Appraiser it subcontracts its responsibilities hereunder, to ascertain that such subcontractors hold proper licenses for the work to be performed, and to warrant that it and its Adjusters, Claims Investigators and Appraisers hold proper licenses for the work to be performed and are resident in those states requiring residency, and in which it renders services hereunder.

     8. To issue its checks from its bank account (the "Loss Fund Account") to be funded by Client as set forth in Exhibit D, attached hereto and made a part
                                    ---------
hereof, for the payment by Service Company of Claims and Allocated Loss Adjustment Expense associated with Claims for which Service Company is providing Claims Adjusting Services hereunder, and for deposit of recovery amounts, including, without limitation, subrogation, salvage and adjustment reimbursements from Claim and/or Allocated Loss Adjustment Expense amounts previously paid from such Loss Fund Account ("Recoveries").

     9. To report directly to Client and to have no responsibility for reporting to or placing any specific excess insurer(s) or annual aggregate excess insurer(s) on notice of any Claims(s) that is/are or may be required to be reported or notice given to such excess insurer(s) under the terms and conditions of any such excess insurance policies available to the Client. Service Company will continue to handle Claims once Client's self-insurance retention, either specific or annual aggregate, has been exceeded if mutually agreed to by Client and excess insurer(s), if there is no controversy as to coverage, liability, and damages between Client and its excess insurer(s). Such further Claims handling will be provided by Service Company at time and expense based upon its then prevailing hourly rate and expense method of billing with the excess insurer(s) being responsible for supervision of Service Company and payment of Service Company's time and expense service bills.

                                  ARTICLE IV
                                  ----------

ALLOCATED LOSS ADJUSTMENT EXPENSE
---------------------------------

     1. The term "Allocated Loss Adjustment Expense" shall mean such of the following items of expense incurred or authorized by Service Company as may be reasonable and necessary in connection with its provision of the Basic Services:

          A. Medical examinations of claimants, including the reasonable and necessary transportation expenses of claimants.
          B.   Reports from attending or examining physicians.
          C.   Attorneys' fees and disbursements.
          D.   Court reporter services and transcripts.
          E.   Stenographic services and transcripts.
          F.   Witness attendance fees.

     G.   Court costs.
     H.   Appeal bonds.
     I    Printing costs related to trials and appeals.
     J. Testimony, opinions, appraisals, reports, surveys and analyses of professionals and experts.
     K.   Automobile and Property appraisals.
     L.   Trial and hearing attendance fees.
     M.   Reports from government agencies or branches.
     N.   Credit bureau reports.
     O.   Private investigators.
     P.   Photographs.
     Q.   Medical or vocational rehabilitation.
     R. Medical cost containment services, i.e. utilization review, pre-admission authorization, hospital bill audit, provider bill audit and medical case management incurred at the request of Client.
     S. Extraordinary Claim investigation and/or travel expense incurred at the request of Client.
     T. Any similar service related to the investigation and defense of a particular Claim, or the protection of and collection of the subrogation rights of Client, for which Client shall have given prior approval.

                                   ARTICLE V
                                   ---------

CLIENT
------

     Client agrees as follows:

     1. To pay to Service Company the fees prescribed in Article II. If Client fails to pay Service Company the fees prescribed in Article II and/or in accordance with the time frames set forth therein, Service Company will notify Client and if Client does not cure such failure within ten (10) days of such notice, Service Company may terminate this Agreement immediately, notwithstanding the sixty (60) days prior written notice set forth in Article
VI. In the event of such immediate Agreement termination, the termination option as set forth in Article VI, Paragraph 1(B), shall apply.

     2. To pay to Service Company at its then prevailing hourly rate and expense method of billing for all claims and/or losses previously handled or attempted to be handled by any person, firm or corporation or Client before being assigned to Service Company.

     3. To pay all Allocated Loss Adjustment Expense, as defined in Article IV, in addition to the Claim service fee to be paid to Service Company as prescribed in Article II.

     4. To indemnify, defend and hold Service Company and Service Company's directors, officers, attorneys, employees, agents and other representatives wholly harmless from and against any and all damage, loss, costs and expenses whatsoever (including, without limitation, attorneys' fees and litigation expenses) incurred by Service Company or by any of Service Company's directors, officers, attorneys, employees, agents or other representatives, by reason of any negligent, grossly negligent or willful act or omission of Client or of Client's directors, officers, attorneys, employees, agents or other representatives, taken or omitted to be taken pursuant to this Agreement, including, without limitation, any such damage, loss, cost or expense incurred by reason of (i) any act or omission of Service Company or of any of Service Company's directors, officers, attorneys, employees, agents or other representatives taken or omitted to be taken at the direction of Client or any of Client's directors, officers, attorneys, employees, agents or other representatives, (ii) Service Company being named in litigation as the insurer of record, (iii) Service Company or Service Company's directors', officers', attorneys', employees', agents' or other representatives' failure to settle a claim that could have been settled within Service Company's Authority Limit (so long as such failure to settle does not result from a negligent, grossly negligent, or willful act, error or omission by Service Company or by any of Service Company's directors, officers, attorneys, employees, agents or other representatives), or (iv) Service Company or Service Company's directors', officers', attorneys', employees', agents' or other representatives' failure to pay any Claim or Allocated Loss Adjustment Expense on a timely basis due to Client or Client's directors', officers', attorneys', employees', agents' or other representatives' failure to comply with Article V, Paragraphs 5 and 6 hereunder. In the event Service Company or any of its directors, officers, attorneys, employees, agents or other representatives, is named as a defendant in, or is otherwise obligated to defend, any action asserting any Claim indemnified hereunder, Client will assume, at Client's expense, the defense of such actions on behalf of Service Company and its directors, officers, attorneys, employees, agents or other representatives, as the case may be. Client has sole discretion to select the attorneys who will defend any such action, provided, however, that Client shall exercise such discretion reasonably. This indemnity shall survive termination of this Agreement.

     5. To provide sufficient funds to the Loss Fund Account to enable Service Company at all times to pay Claims and Allocated Loss Adjustment Expenses in accordance with the terms and conditions of this Agreement, including the terms and conditions contained in Exhibit D, attached hereto and made a part hereof.
                            ---------

     6. To authorize and hereby does authorize Service Company to withdraw from the Loss Fund Account such funds as may be necessary to enable Service Company to pay Claims, provided such payments do not exceed the Authority Limit of Service Company as defined in Article III, Paragraph 2(E). Service Company also may withdraw from the Loss Fund Account such funds as may be necessary to enable Service Company to pay all Allocated Loss Adjustment Expenses. Service Company may withdraw funds from the Loss Fund Account to pay Claims in excess of Service Company's Authority Limit only with the express authorization of Client. Service Company is also authorized and directed to deposit Recoveries into the Loss Fund Account.

                                  ARTICLE VI
                                  ----------

TERMINATION
-----------

     1. This Agreement covers the period as stated in Article I. Any continuation or renewal of this Agreement shall be the subject of further negotiation between Client and Service Company. If this Agreement is terminated or not renewed, Client shall exercise one of the following options, unless this Agreement is terminated in accordance with Paragraphs 3 or 4 of this Article VI:

          A. Client may require Service Company to conclude the handling of all Claims occurring during the term of this Agreement whether reported before or after the effective date of termination of this Agreement subject, however, to the terms, conditions and limitations of this Agreement.

          B    Client may require Service Company to return all open and/or closed Claim files. Such return of open and/or closed Claim files shall not result in any expense or reduction in per claimant fees for all flat rate claims referred to Service Company prior to the effective date of termination, or time and expense fees incurred on time and expense Claims prior to the effective date of termination. The costs and expenses incurred by Service Company in returning such files will be billed, with documentation showing such costs, to Client by Service Company. Such billing will be paid by Client to Service Company within thirty (30) days of billing.

     2. This Agreement may be terminated by either Client or Service Company with or without cause and for any reason whatsoever upon Sixty (60) days prior written notice.

     3. Notwithstanding the provisions of Paragraph 2 of this Article VI, this Agreement may be terminated immediately by Service Company if Client fails to fulfill any or all of its financial obligations to Service Company in accordance with the terms and conditions of this Agreement, in which event the termination option in this Article VI, Paragraph 1(B) shall apply.

     4. Notwithstanding the provisions of Paragraphs 2 and 3 of this Article VI, this Agreement may be terminated immediately by Service Company or Client if the other party (i) is rendered or becomes insolvent, (ii) is unable to pay debts as they come due, (iii) is adjudicated a bankrupt, or files, or becomes subject to a petition of any insolvency, creditors or bankruptcy law, or (iv) has a receiver, liquidator or trustee of substantially all its assets appointed by a court of competent jurisdiction. In the event of such immediate Agreement termination by Service Company, the termination option as set forth in Paragraph 1(B) of this Article VI shall apply. In the event of immediate Agreement termination by Client, Client shall have the right to exercise its options upon termination as set forth in Paragraph 1 of this Article VI.

                                  ARTICLE VII
                                  -----------

GOVERNING LAW
-------------

     This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Georgia.

                                 ARTICLE VIII
                                 ------------

INVALID PROVISIONS
------------------

     In the event any provision of this Agreement shall be held to be invalid, unenforceable or in conflict with applicable law, then the validity of the other provisions of this Agreement shall not be deemed to be adversely affected but shall remain in full force and effect.

                                  ARTICLE IX
                                  ----------

EXCLUSIVITY
-----------

     This is an exclusive Agreement between Service Company and Client to the extent Service Company shall be assigned and provide services under this Agreement for all Claims and/or losses occurring under Exposures, except as may be otherwise provided herein.

                                   ARTICLE X
                                   ---------

AMENDMENT AND WAIVER
--------------------

     No amendment or waiver of any provision of this Agreement, and no consent to any departure herefrom, shall be effective or binding unless and until set forth in a writing signed by each party, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No notice or any other communication given by one party hereto to the other party shall be construed to constitute approval or ratification by the other party of any matter contained or referred to in such notice, unless the same be consented to by the other party in writing.

                                  ARTICLE XI
                                  ----------

ENTIRE AGREEMENT
----------------

     This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties relating to the subject matter hereof, and there exist no other written or oral understandings, agreements or assurances with respect to such matters except as are set forth herein. Unless expressly stated, this Agreement confers no rights on any person or business entity that is not a party hereto.

                                  ARTICLE XII
                                  -----------

NOTICES
-------

     All notices, requests and other communications concerning this Agreement from either party to the other shall be in writing and delivered either personally or by certified mail, return receipt requested. Any such notice, request or other communication shall be deemed to have been given on the date of personal delivery or, if mailed, on the date of mailing. All communications shall be addressed as follows:

     If to Service Company:

          CRAWFORD & COMPANY
          5620  Glenridge Dr., N.E.
          Atlanta, Georgia 30342
          Attn: Mr. B. W. Crawley
                Vice President

     If to Client:

          KWIK WASH LAUNDRIES, L.P.
          4240 Bronze Way
          Dallas, Texas 75237
          Attn: Mr. Chuck Michael
                Director Human Resources/Internal Saftey

                                 ARTICLE XIII
                                 ------------

ASSIGNMENT
----------

     Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

                                  ARTICLE XIV
                                  -----------

BINDING EFFECT
--------------

     This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective permitted successors and permitted assigns.

                                  ARTICLE XV
                                  ----------

DISPUTE RESOLUTIONS
-------------------

     Any disputes under this Agreement shall be finally determined by a single arbitrator in arbitration proceedings, which may be brought by either party, in Atlanta, Georgia, in accordance with the rules of the American Arbitration Association. In the event of any arbitration in any way arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the other party, the prevailing party's costs and expenses.

                                  ARTICLE XVI
                                  -----------

COUNTERPARTS
------------

     This Agreement may be executed in one or more counterparts, each of which shall be considered an original, and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties by their authorized agents have caused this Agreement to be executed as of the date first written above.

KWIK WASH LAUNDRIES, L.P.                     CRAWFORD & COMPANY

By KWL, Inc., General Partner

By:  /s/Robert E. Bailey                      By:  /s/ B.W. Crawley
    --------------------------                    --------------------------
       KWL, Inc. General Partner
       Robert E. Bailey
TITLE: Vice President & General Counsel       TITLE: Vice President
      ---------------------------------             ------------------------

Date:_________________________                Date:  10-24-96
                                                   -------------------------

                  EXHIBIT A TO CLAIM SERVICE AGREEMENT #10864
                  -------------------------------------------

                              For Program #10722
                              ------------------

                         Client Self-Insured Exposures
                         -----------------------------

Exposure Type(s)
----------------

General Liability
Products Liability
Public Liability Medical Payments

                  EXHIBIT B TO CLAIM SERVICE AGREEMENT #10864
                  -------------------------------------------

                              For Program #10722
                              ------------------

                 Schedule of Claims Service Fees and Expenses
                 --------------------------------------------

Section B1.    Flat Rate Services.
----------     ------------------

B1.1  Flat Rate Loss Exposure Claims.
      ------------------------------

                            Flat Rate
Type of Loss Exposure       Fee Per        Anticipated Number     Anticipated
        Claim               Claimant          Of Claimants           Fees
---------------------       --------       ------------------     -----------
Commercial
  General Liability          $362.00               34              $12,308.00
Public Liability
  Medical Payments           $362.00               31              $11,222.00
                                                                   ----------

                                                       Subtotal    $22,620.00

Administrative Service Center Fee (8% of above)                    $ 1,810.00
                                                                   ----------

                                        Flat Rate Services Fee     $25,412.00

B1.2  Payment of Flat Rate Services Fee.  Client shall pay the Flat Rate
      ---------------------------------
Services Fee provided in Section B1.1 to Service Company in twelve (12) equal
                         ------------
monthly installments of $2,117.66. At the first of each monthly period during the term of this Agreement, monthly billings in said amount will be submitted to Client by Service Company and such billings will be paid by Client to Service Company within thirty (30) days of such billing.

B1.3  Adjustment of Flat Rate Services Fee.  One year after the termination of
      ------------------------------------
this Agreement, Service Company shall provide to Client a statement setting forth the actual number of types of Claims serviced by Service Company during the term hereof. If such statement shows that the Flat Rate Services Fee paid to Service Company during the term hereof as set forth in Section B1.2 is in excess
                                                       ------------
of the amount of such fees calculated on the basis of the actual number of claimants serviced during the term hereof, Service Company shall immediately apply such amount as a credit to Client. If such statement shows that the Flat Rate Services Fee paid to Service Company during the term hereof as set forth in Section B1.2 is less than the amount of such fee calculated on the basis of the
------------
actual number of claimants serviced during the term hereof, Client shall pay such additional amount to Service Company within ninety (90) days after Client receives such statement and a billing for such additional amount.

B1.4 SISDAT Fee.  For any Claims handled on a time and expense basis, SISDAT
     ----------
shall be charged on the basis of $15.00 per claimant which shall be adjusted by Service Company as to the actual number of time and expense claimants as stated in Section B1.3.
   ------------

B1.5 Administrative Service Center.  For all Claims handled on a flat rate fee
     -----------------------------
per claimant basis the Administrative Service Center fee in Section B1.1 shall
                                                            ------------
be adjusted to the percentage of the actual flat rate fees, such adjustment to be included in the Adjustment of Flat Rate Services Fee as is referenced in Section B1.3.
------------

Section B2. Time and Expense Services.
----------  -------------------------

B2.1 Time and Expense Loss Exposure Claims.  Products Liability claims, and all
     -------------------------------------
subrogation investigation, second injury fund, third party contribution, social security and any other recovery or offset investigation or activity with respect to any Claim, including arbitration, mediation, litigation and any other activity, except for a first notice letter to the adverse party or entity, shall be handled on a time and expense basis by Service Company at Service Company's then prevailing hourly rate and expense method of billing.

B2.2 Canadian Pricing.  Claims occurring in Canada shall be handled on a time
     ----------------
and expense basis by Service Company at its then prevailing hourly rate and expense method of billing. All revenue paid to Service Company for Canadian services shall be paid in U.S. funds.

B2.3 Puerto Rican and Virgin Island Claims.  Claims occurring in Puerto Rico and
     -------------------------------------
the Virgin Islands shall be handled by Service Company on a time and expense basis at the prevailing hourly rate and expense method of billing.

B2.4 Flat Rate Time Parameter.  The flat rate fees per claimant and the percent
     ------------------------
of the total amount of such flat rate fees per claimant reflected in Section
                                                                     -------
B1.1 include the provision of Claim and Administrative Service Center services
----
by Service Company for Client for a period of two (2) years from the date of accident/occurrence for all accident/occurrence lines of exposure and two (2) years from the date Claim is made for all claims made lines of exposure. Any Claim(s) not concluded within such time parameters shall be handled to a conclusion by Service Company for Client for an additional fee per claimant each two-year period or part of any two-year period thereafter that such Claim(s) have not been concluded through the fifth two-year period. Thereafter, any such Claims not concluded will be handled to a conclusion by Service Company for Client on a time and expense basis at Service Company's then prevailing hourly rate and expense method of billing. Such billings shall be paid by Client to Service Company within thirty (30) days of billing. The additional fees per claimant are as follows:

--------------------------------------------------------------------------------
EXPOSURE       Second       Third         Fourth*      Fifth*      Subsequent
              Two-year     Two-year      Two-year     Two-year       Years
               Period       Period        Period       Period
--------------------------------------------------------------------------------
COM GEN       $398.25      $398.25      $398.25+CPI    UP+CPI         T&E
--------------------------------------------------------------------------------

CPI = The average Customer Price Index percentage figure as reflected in the U.S. Bureau of Labor Statistics Report published two months prior to the beginning of the new pricing period.

* For the Fourth Two-Year Period, the flat rate amount shall be the Third Two-Year Period's amount plus the applicable CPI percentage increase. The Fifth Two-Year Period's amount shall be the Fourth Two-year Period's amount (Unit Pricing or UP) plus the applicable CPI percentage increase.

Any Claims being supervised by Service Company's Administrative Service Center that have not been concluded within two (2) years from the date of accident/occurrence for all accident/occurrence lines of exposure and two (2) years from the date Claim is made for all claims made lines of exposure shall be supervised to a conclusion by the Administrative Service Center for Client from that date forward on a time and expense basis at the Administrative Service Center's then prevailing hourly rate and expense method of billing.

B2.5 Catastrophe Claim.  Any accident or occurrence resulting in ten (10) or
     -----------------
more declared or potential Claims or claimants shall be treated as a "Castastrophe Claim." Castastrophe Claims for loss exposure Claims under Section B1.1 shall be handled on a time and expense basis by Service Company at
------------
Service Company's then prevailing hourly rate and expense method of billing.

B2.6 Claims Previously Serviced.  Client shall pay Service Company at Service
     --------------------------
Company's prevailing hourly rate and expense method of billing, for all services provided in connection with flat rate loss exposure Claims in Section B1.1 when
                                                              ------------
the servicing process was commenced by and entity other than Service Company (including, without limitation, by Client) before such Claim was assigned to Service Company.

B2.7 Administrative Service Center.  The Administrative Service Center
     -----------------------------
supervisory fees for any Claim handled on other than a flat rate per claimant basis shall be handled on a time and expense basis at the Administrative Service Center's then prevailing hourly rate and expense method of billing.

B2.8 Payment of Time and Expense Claims.  For those Claims set forth in Section
     ----------------------------------                                 -------
B2 that will be billed on a time and expense basis, if any, Service Company
--
shall submit statements to Client on a monthly basis for Claims closed during such period and Client shall pay such invoices within thirty (30) days of the date of each such statement. If any such time and expense Claim is not concluded within three (3) months from the date such Claim is assigned to Service Company hereunder, Service Company may submit an interim time and expense billing to Client provided that a significant amount of time and expense activity has been recorded on such Claim. Subsequent interim bills will be submitted thereafter provided that a significant amount of time and expense activity has been recorded on such Claim. Any such Claim so interim billed shall continue to be handled by Service Company after such interim billing(s) on a time and expense basis at Service Company's then prevailing hourly rate and expense method of billing in effect at the time of such interim billing(s). All statements in respect to Claims handled on a time and expense basis are due and shall be paid in full by Client within thirty (30) days of the date of such statement.

Section B3. Services Included in Sections B1 and B2
----------  ---------------------------------------

B3.1 SISDAT Reports. Computer generated listings as set forth in Article III,
     --------------
Paragraph 2(J), are included in the pricing set forth under Sections B1 and B2.
                                                            ------------------

B3.2 Monthly Magnetic Claim Tapes. If requested by Client, Claim data under this
     ----------------------------
Agreement will be provided to Client by Service Company at no additional cost to Client, via Service Company's standard monthly magnetic Claim tape.

Section B4. Services Not Included in Sections B1 and B2.
----------  -------------------------------------------

B4.1 Material Damage and Property Appraisals. Appraisals shall be handled by
     ---------------------------------------
Service Company at its then prevailing appraisal fee schedules. Billings for such appraisal services, if any, will be paid by Service Company from the Loss Fund Account as Allocated Loss Adjustment Expense.

B4.2 Conflict of Interest Claim Assignment. In the event one of Service
     -------------------------------------
Company's branch office locations receives a Claim assignment from Client pertaining to this Agreement after having already accepted a Claim assignment for some other party involved in the same accident or occurrence, then Service Company branch office location will notify Service Company's Administrative Service Center designated by Service Company. That center will contact Client to determine a mutually agreeable claim service organization to be assigned to provide claims adjustment services on behalf of Client in respect of the particular assigned Claim. Service Company's designated Administrative Service Center will then assign the Claim to the agreed upon claim service organization on behalf of Client and will direct and control the claim service organization in the complete and total investigation, settlement or defense of the Claim on behalf of Client. The claim service organization's bill will be audited, approved and paid by the Service Company's designated Administrative Service Center. Such billings, if any, will be paid as an Allocated Loss Adjustment Expense.

B4.3 Prehearing Conferences and Informal Hearings. In those jurisdictions
     --------------------------------------------
that permit adjusters to attend prehearing conferences and/or informal hearings on behalf of Client, Service Company will appear at such conferences and/or hearings on Client's behalf. Billings for such appearances, if any, will be at time and expense based upon Service Company's then prevailing hourly rate and expense method of billing and will be included with Service Company billing for time and expense services as set forth in Section B2.8.
                                          ------------

B4.4 Claims in Excess of Retention. The Basic Claim Service Fees as referenced
     -----------------------------
in Section B1 apply only to Claims handling within Client's self-insurance
   ----------
retention. Once Client's self-insurance retention(s), either specific or annual aggregate, has/have been exceeded, Service Company will be considered to have earned its fee(s) as set forth under this Agreement.

Section B5.    Other Services.  Only those services specifically set forth in
----------     --------------
this Exhibit B are a part of this Agreement.  Any other services that Client may
     ---------
need or desire with respect to this Agreement will be subject to separate negotiation between Client and Service Company.

Section B6.    Taxes.  Any Canadian (Federal, provincial, territorial or local)
----------     -----
or any domestic (Federal, state or local) sales taxes, which Service Company may be required to pay or collect or which may be incurred by or assessed against Service Company, under any existing or future law, relating to the sale, delivery, rendering or provision of services to Client pursuant to this Agreement, shall be for the account of Client. Service Company shall bill
Client and Client shall promptly pay Service Company such sales taxes in accordance with the provisions of the applicable law and regulations concerning the collection of such sales taxes and Service Company shall remit such taxes to the appropriate taxing authority.

                  EXHIBIT C TO CLAIM SERVICE AGREEMENT #10864
                  -------------------------------------------

                              For Program #10722
                              ------------------

                     FILE RETENTION AND DESTRUCTION POLICY
                     ------------------------------------

LIABILITY FILES: Destroy two (2) years after applicable statute of limitations
---------------
has expired.

     Exceptions:
     ----------
          a.   Suits - retain until expiration of appellate process. Then
               -----
               destroy.
          b.   Mental Incompetents - retain indefinitely.
               -------------------
          c.   Infant (Minor) Claims - retain until infant reaches majority plus
               ---------------------
               applicable statute of limitations plus two (2) years.

FIRST PARTY CLAIMS, SUBROGATION/ARBITRATION, INCIDENT REPORTS, AND BOND LOSSES:
------------------------------------------------------------------------------

Destroy one (1) year after file closing.

     Exceptions:
     -----------
          a.   Suits - retain until expiration of appellate process. Then
               -----
               destroy.
          b.   Prevailing Statute Precludes Destruction in one (1) year.

WORKERS' COMPENSATION CLAIMS:
----------------------------

     Medical Only Claims Excluding Occupational Disease Claims: Destroy six (6)
     ---------------------------------------------------------
     months after applicable statute of limitations has expired.

     Exceptions:
     ----------
     a.   Prevailing Statute Precludes Destruction in six (6) months.

     Other Than Medical Only Claims Excluding Occupational Disease Claims:
     --------------------------------------------------------------------
     Destroy one (1) year after applicable statute of limitations has expired.

     Exceptions:
     ----------
          a.   Formal or Informal Hearing Level Claims - retain until expiration
               ---------------------------------------
               of appellate process. Then destroy.
          b.   Prevailing Statute Precludes Destruction in one (1) year.

     Occupational Disease Claims: Destroy four (4) years after applicable
     ---------------------------
     statute of limitations has expired.

     Exceptions:
     ----------
          a.   Formal or Informal Hearing Level Claims - retain until
               ---------------------------------------
               expiration of appellate process. Then destroy.
          b.   Prevailing Statute Precludes Destruction in four (4) years.

                  EXHIBIT D TO CLAIM SERVICE AGREEMENT #10864
                  -------------------------------------------

                              For Program #10722
                              ------------------

                   Loss Fund Account - Monthly Reimbursement
                   -----------------------------------------

Section D1. Loss Fund Account.
----------  -----------------

D1.1 Service Company's Loss Fund Account. Service Company shall use the Loss
     -----------------------------------
Fund Account as agreed to in Article III, Paragraph 8 at SunTrust Bank, Atlanta, Georgia, for the payment of Claims and Allocated Loss Adjustment Expenses and for deposit of Recoveries.

D1.2 Imprest Deposit. Client shall, before payment of any Claim or Allocated
     ---------------
Loss Adjustment Expense is made in accordance with this Agreement, provide to Service Company an initial "Imprest Deposit" for deposit to the Loss Fund Account. For the purposes hereof, the initial Imprest Deposit shall be an amount to be fixed initially by Client and Service Company that is equivalent to three
(3) months anticipated payments of Claims and Allocated Loss Adjustment Expense, net of Recoveries, or fifteen thousand dollars ($15,000), whichever is greater, to be maintained by Service Company as a Loss Fund Deposit ("Deposit") for payment of Claims and/or losses and Allocated Loss Adjustment Expenses.

D1.3 Security. As security for the due and punctual payment and performance of
     --------
all indebtedness and obligations of Client to Service Company, whether now existing or hereafter arising, however evidenced, whether direct or indirect, absolute or contingent, individually or jointly with any other person, and including, without limitation, all indebtedness, payments, reimbursement of funds, and other moneys owed by Client to Service Company pursuant to this Agreement (the "Secured Obligations"), Client hereby pledges, assigns, transfers, sets over, conveys and delivers to Service Company, and hereby grants to Service Company a security interest in, all right, title and interest of Client in and to the moneys from time to time on deposit in the Loss Fund Account, including, without limitation, Recoveries and the Deposit (the "Funds"). Client acknowledges and agrees that, so long as this Agreement remains in force and effect, the Funds shall constitute cash collateral as that term is defined by Section 363 (a) of the Bankruptcy Code, 11 U.S.C. Section 363 (a). Client further acknowledges and agrees that the foregoing security interest is perfected in favor of Service Company by Service Company's control over the accounts into which the Funds are deposited and, in the alternative, by possession of the Funds by Service Company's bank where the Loss Fund Account is established, who, for purposes of the security interest, shall be and is hereby deemed to be the Bailee of Service Company within the meaning of Section 9-305 of the Uniform Commercial Code. Client hereby authorizes Service Company at any time, and regardless of whether there exists or is continuing an event of default under this Agreement, to apply and setoff without notice any indebtedness due or to become due to Service Company from Client, including, without limitation, the Funds, against and in satisfaction of any of the Secured Obligations of Client secured hereby, regardless of the nature of such obligations or the time they arise.

D1.4 Monthly Billings.   Service Company will bill Client at the beginning of
     ----------------
each month for the previous month's payments of Claims and Allocated Loss Adjustment Expenses, net of Recoveries. The amount billed will be equal to the payments reflected on the monthly SISDAT Loss Fund Activity Report. Client shall pay such amounts within thirty (30) days of such billing.

D1.5 Quarterly Adjustments.   Service Company will conduct a quarterly analysis
     ---------------------
of the Imprest Deposit in the Loss Fund Account based upon the three (3) most current months of the Loss Fund Account activity. If the analysis determines that the average of Loss Fund Account activity for the immediately preceding three (3) months exceeds the then existing Imprest Deposit, then Service Company will bill Client an amount necessary to increase the Imprest Deposit to the level stipulated in Section D1.2, above. Client shall pay such billings within
                    ------------
thirty (30) days of such billing.

D1.6 Large Dollar Payments.   Service Company will notify Client via telephone
     ---------------------
whenever any payment of a single Claim or Allocated Loss Adjustment Expense is to be made for twenty-five thousand dollars ($25,000) or more. Client will wire transfer to the Loss Fund Account the amount of such payment within two (2) working days of such telephone notice. Upon receipt of such funds, Service Company will release such large dollar payment check. Service Company shall apply such remittances by Client as payments during the month so remitted, and such payments will be deducted from Client's monthly billing as set forth under Section D1.4 above. Service Company will not consider such large dollar payment
------------
amounts in computing the quarterly adjustments to the Imprest Deposit required as set forth in Section D1.5.
                ------------

D1.7 Additional Requirements.  Should Client not maintain Imprest Deposit
     -----------------------
balances in accordance with this Exhibit D in an amount sufficient to avoid any
                                 ---------
bank charges associated with the Loss Fund Account, Client shall pay on demand all bank charges assessed against the Loss Fund Account and shall take such further actions as Service Company or SunTrust Bank may reasonably request for Service Company to replenish the Loss Fund Account.

D1.8 Adequate Funds.   Service Company may draw and authorize checks, drafts and
     --------------
other items on the Loss Fund Account only if Service Company determines that it has sufficient funds in the Loss Fund Account to cover such checks, drafts and other items.

D1.9 Termination of Loss Fund Account.  Service Company may terminate the Loss
     --------------------------------
Fund Account at any time, in its sole discretion, with or without cause.

D1.10 Payments in Excess of Retention.  Service Company will issue checks from
      -------------------------------
the Loss Fund Account for amounts in excess of Client's annual aggregate self-insurance retention unless Client specifically instructs Service Company to the contrary so long as the Loss Fund Account balance is adequate to accommodate such amounts or necessary additional deposits are made by Client to the Loss Fund Account to adequately accommodate such amounts. Service Company will not intentionally issue a check from the Loss Fund Account in payment of any amount in excess of Client's specific per claimant or per occurrence self-insurance retention, as identified by Client to Service Company, until such time as Client transfers funds for the full amount of such payment into the Loss Fund Account. Service Company assumes and has no responsibility or obligation to recover from any of Client's excess insurer(s) any amounts represented by checks issued from the Loss Fund Account.

D1.11 Financial Security. Client also agrees to provide Service Company, within
      ------------------
fifteen (15) days from the effective date of this Agreement, with financial security in the form of an Evergreen Irrevocable Letter of Credit or an Interest Bearing Cash Deposit and Cash Deposit Agreement to ensure that (i) the Loss Fund Account is at all times funded in the amounts necessary to enable Service Company to pay Claims and/or losses and Allocated Loss Adjustment Expenses as set forth in this Agreement, and (ii) service fees are paid as set forth in this Agreement. Such financial security shall be equal in amount to two (2) months' anticipated Loss Fund Account activity, or fifty thousand dollars ($50,000), whichever is greater. Service Company will conduct a quarterly analysis of the Loss Fund Account activity based upon the three (3) most current months of Loss Fund Account activity. If the analysis determines that the Loss Fund Account activity warrants an increase in the required financial security hereunder, Service Company will notify Client of the required increase and Client will provide such increase to Service Company within thirty (30) days of such notice.

                                                                       EXHIBIT B

                            FORM OF PROMISSORY NOTE


$15,000,000                                                      January 8, 1997
                                                              New York, New York

     FOR VALUE RECEIVED, Coinmach Laundry Corporation, a Delaware corporation ("Maker"), hereby unconditionally promises to pay to the order of Richard F. Enthoven, as agent for and on behalf of each of the individuals listed on

Schedule A attached hereto ("Payee"), or to the Escrow Agent (as hereinafter
----------
defined) as nominee for and on behalf of Payee, in each case subject to the terms and conditions of this Promissory Note, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000) (the "Principal Amount"), in the amounts and on the respective dates set forth on the amortization schedule attached hereto, together with interest thereon at the rate of 9.875% per annum.
Interest shall accrue from the date hereof until this Promissory Note is paid in full, shall be payable in arrears at the same time each installment of principal is due and shall be computed based on a 360-day year in accordance with the actual number of days elapsed. In no event shall interest charged hereunder, in whatever manner such rate of interest may be characterized or computed, exceed the highest rate permissible under applicable law.

      All payments or prepayments of principal under this Promissory Note (including any principal payments made as a result of the acceleration of any payment obligations hereunder) shall be payable by Maker as follows: (i) an amount equal to seventy percent (70%) of each principal payment shall be paid to Merrill Lynch Trust Co. (the "Escrow Agent"), to be held by the Escrow Agent subject to the terms and conditions of that certain Escrow Agreement, dated as of even date herewith by and among the Maker, Payee and the Escrow Agent (the "Escrow Agreement"), and (ii) an amount equal to thirty percent (30%) of each principal payment shall be paid to Payee.

     This Promissory Note is secured by a pledge of all of the capital stock of Coinmach Corporation, a Delaware corporation and a wholly-owned subsidiary of Maker, pursuant to that certain pledge agreement, dated as of even date herewith, between the Maker and the Payee (the "Pledge Agreement"), the provisions of which are incorporated herein by reference and form a part hereof.

     If (a) Maker fails to make any payment of principal or interest on this Promissory Note when due, (b) a default in the payment of principal or interest under the Credit Agreement (as defined in the Pledge Agreement) occurs and is continuing, which default results in the acceleration of all of the indebtedness thereunder prior to the express maturity thereof, or (c) a court of competent jurisdiction enters a judgement, decree or order for relief in respect of the Maker in an involuntary case or proceeding under any federal or state bankruptcy law, which shall (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Maker, (ii) appoint a custodian, receiver, trustee, liquidator or similar official for the Maker or for substantially all of its property or assets, or (iii) order the winding-up or liquidation of its affairs, and such judgement, decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days, then all unpaid principal of and all accrued and unpaid interest on this Promissory Note shall become and be immediately due and payable.

     Payment due under this Promissory Note may be offset by the Maker in the event of any breach of or default under, or other claim by the Maker arising under, that certain Stock Purchase Agreement, dated as of November 25, 1996, by and among Maker, Payee and certain other parties thereto (the "Purchase Agreement"), including, without limitation, any indemnity obligations arising under Section 11.2(a) thereof, or any other agreement between the Maker and the Payee executed in connection with the Purchase Agreement or contemplated thereunder. Any such offset (each, an "Offset") shall be treated as a prepayment of principal due on this Promissory Note and applied against the next succeeding payment or payments of principal due hereunder. Any such Offset hereunder shall be subject to the applicable provisions contained in the Purchase Agreement and the Escrow Agreement.

     Any notice relating to this Promissory Note shall be in writing and shall be deemed to be effective if given and received in the manner expressly provided in the Purchase Agreement.

     This Promissory Note may be prepaid, in whole or in part, at any time without penalty or premium, with interest to the date of such prepayment;

provided, however, that this Promissory Note shall be prepaid in part in a
--------  -------
principal amount of not less than $7,500,000 (net of any prepayments made hereunder) on or prior to the date on which the Maker consummates the issuance and sale, in an underwritten public offering, of shares of any class of Maker's voting equity securities having an aggregate offering value of at least $50 million. Any such prepayment (other than prepayments deemed to have been made in connection with Offsets hereunder) shall be credited first against accrued and unpaid interest and second against unpaid principal hereof.

     Maker hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor or nonpayment of this Promissory Note.

     THIS PROMISSORY NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.

     EACH OF MAKER AND PAYEE IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON
                                                                ----- ---
CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER THIS
----------
PROMISSORY NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MAKER AND PAYEE IN RESPECT OF THIS PROMISSORY NOTE OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, AND AGREES THAT ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN MAKER AND PAYEE OR THE CONDUCT OF SUCH PERSONS IN CONNECTION WITH THIS PROMISSORY NOTE OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. EACH OF MAKER AND PAYEE HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY. EACH OF MAKER AND PAYEE CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

     Whenever possible each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note. All references in this Promissory Note to Maker, Payee and Escrow Agent shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Promissory Note shall be binding upon and shall inure to the benefit of the successors and assigns of Maker and the successors and assigns of Payee.


     IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first written above.


                                                  COINMACH LAUNDRY CORPORATION


                                                  By: __________________________
                                                      Name:
                                                      Title:

                             AMORTIZATION SCHEDULE

=================================================================
                    INSTALLMENTS    PORTION OF      PORTION OF
                    OF PRINCIPAL    PRINCIPAL       PRINCIPAL
                     TO BE PAID   INSTALLMENT TO  INSTALLMENT TO
                     ON PAYMENT     BE PAID TO      BE PAID TO
  PAYMENT DATE          DATE       ESCROW AGENT   SELLERS' AGENT
=================================================================
January 15, 1998      $1,000,000      $  700,000      $  300,000
-----------------------------------------------------------------
January 15, 1999      $1,000,000      $  700,000      $  300,000
-----------------------------------------------------------------
January 15, 2000      $2,000,000      $1,400,000      $  600,000
-----------------------------------------------------------------
January 15, 2001      $2,000,000      $1,400,000      $  600,000
-----------------------------------------------------------------
January 15, 2002      $2,000,000      $1,400,000      $  600,000
-----------------------------------------------------------------
January 15, 2003      $3,000,000      $2,100,000      $  900,000
-----------------------------------------------------------------
June 15, 2004         $4,000,000      $2,800,000      $1,200,000
=================================================================

                         AMORTIZATION PAYMENT SCHEDULE

===============================================================
                                                OFFSET OF
                  PRINCIPAL   PRINCIPAL    PRINCIPAL PURSUANT
 PAYMENT DATE      PAYMENT    PREPAYMENT   TO ESCROW AGREEMENT
===============================================================
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
===============================================================

                                  SCHEDULE A
                                  ----------

                                LIST OF SELLERS


     Tamara Lynn Ford

     Robert Kyle Ford

     Traci Lea Ford

     Tucker F. Enthoven

     Richard F. Enthoven

     Richard Franklin Ford, Jr.,
     Trustee U/D/T February 4, 1994

                                                                       EXHIBIT C


                           FORM OF ESCROW AGREEMENT

          This ESCROW AGREEMENT (the "Agreement") is made and entered into as of
                                      ---------
January 8, 1997, by and among Coinmach Corporation, a Delaware corporation (the "Buyer"), Richard F. Enthoven ("Sellers' Agent"), as agent for and on behalf of
 -----                          --------------
each of the parties listed on Schedule A attached to this Agreement (each such
                              ----------
party, a "Seller" and, collectively, the "Sellers"), and Merrill Lynch Trust
          ------                          -------
Company of North Carolina as escrow agent (the "Escrow Agent").
                                                ------------

                                   RECITALS
                                   --------

          WHEREAS, contemporaneously herewith Sellers are selling their shares of common stock, par value $.01 per share, of GP and their shares of common stock, par value $1.00 per share, of LP to Buyer pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated as of November 25, 1996, among Sellers, the Partners, the Partnership and Buyer (the "Stock
                                                                   -----
Purchase Agreement");
------------------

          WHEREAS, Sellers and Buyer desire to establish certain escrow accounts pursuant to the terms and conditions of the Stock Purchase Agreement; and

          WHEREAS, a copy of this Agreement has been delivered to the Escrow Agent, and the Escrow Agent is willing to act as Escrow Agent hereunder;

          NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                   AGREEMENT
                                   ---------

          1.   Definitions.  All capitalized terms used in this Agreement,
               -----------
unless otherwise defined herein, shall have the respective meanings given to such terms in the Stock Purchase Agreement.

          2.   Appointment of Escrow Agent.  The Escrow Agent is hereby
               ---------------------------
appointed to act as escrow agent hereunder, and the Escrow Agent accepts such appointment and agrees to act as such.

          3.   Establishment of Escrow Funds and Delivery of Note.
               --------------------------------------------------

               (a) On the date hereof, (i) Buyer and Sellers' Agent shall deliver to the Escrow Agent the Note to be held in escrow by the Escrow Agent in a secure location at Merrill Lynch Trust Company of New Jersey, 300 Davidson Avenue, Somerset, New Jersey 08873 and (ii) Sellers' Agent shall deliver to the Escrow Agent an amount in cash equal to $575,000 (the "Benefits Amount") to establish a fund (the "Escrow Benefits Fund") in a
 ---------------                             --------------------
segregated income generating account with the Escrow Agent established solely for the purposes set forth herein.

               (b) In addition to payments made to the Escrow Agent pursuant to clause (a) above, from time to time during the term of this Agreement, Buyer shall deliver to the Escrow Agent certain payments of principal on the Note in accordance with the terms of the Note to establish a fund (the "Escrow Note
                                                                -----------
Fund" and, together with the Escrow Benefits Fund, the "Escrow Fund") in a
----                                                    -----------
segregated income generating account with the Escrow Agent established solely for the purposes set forth herein.

               (c) The Escrow Agent (i) hereby acknowledges receipt of the Benefits Amount and the Note and (ii) shall hold and maintain separately each of the Escrow Benefits Fund, the Escrow Note Fund and the Note (collectively, the "Escrowed Interests") strictly in accordance with the terms and conditions of
 ------------------
this Agreement.

          4.   Disbursements and Prepayments of the Escrowed Interests.
               -------------------------------------------------------

               (a) If at any time during the term of this Agreement the Escrow Agent receives written directions from the Buyer (each such direction, a "Benefits Payment Notice") directing the Escrow Agent to disburse funds from the
 -----------------------
Escrow Benefits Fund to Buyer at any time on or prior to August 8, 1997 (the "Employee Outside Termination Date"), the Escrow Agent shall disburse from the
 ---------------------------------
Escrow Benefits Fund to the Buyer, within two (2) business days of receipt by the Escrow Agent of any such Benefits Payment Notice, the amount or amounts set forth in such Benefits Payment Notices. Within seven (7) business days after the end of each calendar month commencing on the date of this Agreement, the Escrow Agent shall deliver to the Buyer and Sellers' Agent a monthly report, substantially in the form of Exhibit A attached hereto, setting forth the amount of each payment (if any) made during such month from the Escrow Benefits Fund accompanied by copies of all Benefits Payment Notices (if any) received from the Buyer. Each Benefits Payment Notice delivered by Buyer to the Escrow Agent hereunder shall set forth, among other things: (i) the name and job category of each individual employed by the Partnership to whom a Sick Leave Payment (as defined in subsection 4(b) below) or other payment is made, including the amount of such Sick Leave Payment or other payment; (ii) the name and job category of each individual whose employment by the Partnership has been terminated; and
(iii) with
respect to each individual referred to in clause (ii) above, (A) the date of termination of employment and (B) the total amount of severance or other compensation paid by the Partnership to such individual (consisting of (x) the Severance Payment (as defined in subsection 4(b) below) representing the portion of severance compensation for which Buyer is responsible under subsection 4(b) below and (y) the Excess Compensation Payment (as defined in subsection 4(b) below) representing the portion of severance or other compensation for which Sellers and Sellers' Agent are responsible under subsection 4(b) below, each of which shall be separately disclosed).

               (b) From time to time during the term of this Agreement, the Partnership shall make severance payments (each such payment, a "Severance
                                                                 ---------
Payment") to certain full-time employees of the Partnership (each such employee,
-------
a "Plan Employee"), other than officers, directors or Key Employees, as
   -------------
determined below:

                    (i) any corporate office employee who is either (A) terminated without cause by the Partnership at any time within 180 days of the Closing Date or (B) continuously employed by the Partnership during the period ending 180 days after the Closing Date, in each case, shall be entitled to a Severance Payment in an amount equal to four (4) week's of such employee's salary payable on the date of termination of employment;

                    (ii) any middle-management employee (consisting solely of supervisors and branch managers) who is terminated without cause by the Partnership at any time within 180 days of the Closing Date shall be entitled to a Severance Payment in an amount equal to four (4) week's of such employee's salary payable on the date of termination of employment; and

                    (iii) any other employee (other than those in clauses (i) or (ii) above)) who is terminated without cause by the Partnership at any time within 180 days of the Closing Date shall be entitled to a Severance Payment in an amount equal to three (3) week's of such employee's salary payable on the date of termination of employment.

                    In addition to the Severance Payments described in this clause (b) above, promptly after January 8, 1997, Buyer shall also make payments to certain full-time employees of the Partnership in respect of personal or sick leave hours (each such payment, a "Sick Leave Payment") each such employee has
                                   ------------------
accrued as of such payment date in accordance with the sick leave policy of the Partnership then in effect; provided, however, that no such employee shall
                            --------  -------
receive a Sick Leave Payment in respect of (x) the first forty (40) hours of accrued sick leave or (y) accrued sick leave, if any, in excess of ninety-six
(96) hours.

                    If and to the extent the Partnership or Buyer on or after the Closing Date pays severance or other compensation of any kind (including, but not limited to, payments related to accrued and unused vacation and personal or sick leave) to any Plan Employee in an amount in excess of the Severance Payment as determined in this subsection 4(b) (such excess amount, the "Excess
                                                                        ------
Compensation Payment"), Buyer shall be entitled to reimbursement from the Escrow
--------------------
Benefits Fund in an amount equal to the Excess Compensation Payment by delivering a Benefits Payment Notice to the Escrow Agent pursuant to subsection 4(a) of this Agreement.

               (c) If at any time during the term of this Agreement Buyer determines it is entitled to all or any portion of the Escrow Note Fund, Buyer shall provide written notice to the Escrow Agent and the Sellers' Agent (the "Payment Notice") stating that Buyer is entitled to payment out of the Escrow
 --------------
Note Fund and/or a reduction of its payment obligations under the Note in respect of Damages arising out of, resulting from or relating to those matters set forth in clauses (i) through (v) of Section 11.2(a) of the Stock Purchase Agreement, in each case in accordance with and subject to the terms and provisions contained in the Stock Purchase Agreement (the amount of all such Damages in any such Payment Notice, the "Payment Amount"). In addition to such
                                         --------------
Payment Notice, Buyer shall provide reasonable documentation evidencing such Damages with respect to the Payment Amount set forth in each Payment Notice. If Sellers' Agent objects, in whole or in part (such objectionable portion, the "Disputed Payment Amount"), to the Payment Amount, Sellers' Agent shall, within
 -----------------------
fifteen (15) calendar days of the delivery of any such Payment Notice (the "Objection Date"), deliver written notice (the "Objection Notice") to Buyer and
 --------------                                 ----------------
the Escrow Agent setting forth the Disputed Payment Amount and detailing the basis for such objection to the Payment Amount.

               If the Escrow Agent does not, on or prior to the Objection Date, receive an Objection Notice from Sellers' Agent, the Escrow Agent shall within two (2) business days after the Objection Date: (i) disburse to Buyer from the Escrow Note Fund, to the extent of sufficient funds therein, the Payment Amount set forth in the Payment Notice; and/or (ii) if the funds in the Escrow Note Fund are insufficient to disburse the full Payment Amount to Buyer, (A) disburse to Buyer the remainder of the Escrow Note Fund and (B) offset the outstanding principal amount of the Note (which offset shall be treated as a prepayment of principal due under the Note and applied against the next succeeding payment or payments of principal due under the Note) on a dollar-for-dollar basis by the amount by which the Payment

Amount exceeds the total amount of the Escrow Note Fund at such time (the "Deficiency Amount").
 ------------------

               If the Escrow Agent, on or prior to the Objection Date, receives an Objection Notice from Sellers' Agent, the Escrow Agent shall, with respect to such portion of the Payment Amount with respect to which no objection is made, disburse such amount to Buyer and/or offset the outstanding principal amount of the Note by such amount, as applicable, in accordance with the immediately preceding sentence. To the extent Sellers' Agent disputes any Payment Amount set forth in any Payment Notice, in whole or part, such dispute shall be resolved in accordance with Section 5 hereof.

               (d) If at any time or from time to time during the term of this Agreement the Escrow Agent (i) receives a payment or prepayment of principal on the Note (any such payment, a "Principal Payment") or (ii) is required to offset
                               -----------------
the outstanding principal amount of the Note by any Deficiency Amount in accordance with Section 4(c) hereof, the Escrow Agent shall, in each case, record on the Amortization Payment Schedule of the Note the receipt of such Principal Payment or the amount of such offset (which recordation shall permanently reduce the then outstanding principal amount of the Note by the amount of the Principal Payment or the Deficiency Amount, as applicable). If any Deficiency Amount applied against the Note equals or exceeds the amount of principal then outstanding under the Note, the Escrow Agent shall fully offset such principal amount then outstanding under the Note and cancel the Note by marking the word "CANCELLED" across each page thereof and shall promptly deliver the cancelled Note to Buyer.

               Promptly after January 1, 1998 and promptly after each January 1 thereafter for so long as this Agreement is in full force and effect, if and to the extent the outstanding principal amount of the Note is reduced in accordance with the provisions of this clause (d) by the Escrow Agent at any time during the preceding twelve-month period, (i) the Buyer shall deliver to the Escrow Agent a replacement promissory note (the "Replacement Note") identical in all
                                          ----------------
respects to the Note, except that such Replacement Note shall have an outstanding principal amount equal to the reduced principal amount of the Note after giving effect to any such reductions, and (ii) the Escrow Agent, upon receipt of the Replacement Note from the Buyer, shall cancel the Note and promptly deliver the Note to the Buyer. The Replacement Note, once received by the Escrow Agent from the Buyer, shall replace and supersede the Note for all purposes under this Agreement. All references to the Note herein shall be deemed to include, where appropriate, such Replacement Note.

               (e) All payments to be made by the Escrow Agent pursuant to the terms and conditions of this Agreement shall be made by wire transfer of immediately available funds to the account of the Buyer or the Sellers' Agent, as applicable, in accordance with the wire transfer instructions set forth on
Schedule 4(d) attached hereto or in accordance with such other wire transfer
-------------
instructions designated in writing by the Buyer or the Sellers' Agent on or after the date hereof.

          5.   Arbitration.
               -----------

               (a) If the Escrow Agent and Buyer receive an Objection Notice on or prior to the Objection Date, Buyer and Sellers' Agent shall enter into good faith negotiations to resolve such Disputed Payment Amount. In the event that, upon the expiration of the thirty (30) day period commencing on the Objection Date (the "Deadlock Date"), Buyer and Sellers' Agent are unable to agree upon
           -------------
the amount of the Disputed Payment Amount, Sellers' representative, Michael D. Janick of Belew Averitt LLP ("SR") (or such other individual designated in
                              --
writing by Sellers' Agent to the Escrow Agent and Buyer), and Buyer's representative, Richard D. Liebman of Ernst & Young LLP ("E&Y") (or such other
                                                          ---
individual designated in writing by Buyer to the Escrow Agent and Sellers' Agent), shall enter into good faith negotiations to resolve the Disputed Payment Amount. In the event that SR and E&Y are unable to resolve any such Disputed Payment Amount within thirty (30) calendar days after the Deadlock Date (the "Representative Deadlock Date"), Buyer and Sellers' Agent shall, within ten (10)
-----------------------------
calendar days from the Representative Deadlock Date (the "Submission Date"),
                                                          ---------------
submit the Disputed Payment Amount to arbitration, which arbitration shall be conducted in the manner set forth in Section 2.3 of the Stock Purchase Agreement. Within two (2) business days after the Escrow Agent's receipt of written notice (the "Negotiated Payment Notice") either (i) executed by Buyer
                     -------------------------
and Sellers' Agent setting forth a mutually acceptable Payment Amount negotiated in good faith by Buyer and Sellers' Agent, (ii) executed by SR and E&Y setting forth a Payment Amount negotiated in good faith by SR and E&Y, or (iii) executed by the Arbitrator setting forth a final and binding resolution of the Disputed Payment Amount by the Arbitrator, the Escrow Agent shall disburse such payment amount in accordance with the provisions of Section 4 hereof.

               (b) Except as otherwise provided in clause (a) of this Section 5, any and all other disputes or controversies arising out of or in connection with (i) the interpretation, application, performance, nonperformance or breach by any of the parties hereto of this Agreement, or (ii) any instruments executed and delivered hereunder, shall be resolved by good faith negotiations between the parties hereto; provided, however, that if such parties are unable to
                    --------  -------
resolve any such dispute or
controversy, at the demand of any party hereto, such dispute or controversy shall be determined by arbitration. Sellers' Agent, Buyer and, to the extent such dispute or controversy involves an act or omission of the Escrow Agent under this Agreement, the Escrow Agent, shall appoint an arbitrator ("Arbitrator") who is licensed by the American Arbitration Association ("AAA")
  ----------                                                             ---
to arbitrate such dispute or controversy. In the event Sellers' Agent, Buyer and, if applicable, the Escrow Agent, cannot agree on the selection of the Arbitrator, each such party shall select one arbitrator who shall together select the Arbitrator who shall arbitrate the matter. Sellers' Agent, Buyer and, if applicable, the Escrow Agent, shall, within twenty (20) days thereafter present their positions with respect to the dispute or controversy to the Arbitrator together with such other materials as the Arbitrator deems appropriate. The Arbitrator shall, after the submission of such evidentiary materials, submit a written decision on such dispute or controversy to the applicable parties hereto. Any determination by the Arbitrator with respect to any such dispute or controversy shall be final and binding on the parties hereto. The arbitration shall be conducted in Charlotte, North Carolina in accordance with the commercial arbitration rules of the AAA as in effect for commercial arbitrations conducted in Charlotte, North Carolina by the AAA. The parties hereto agree that the costs and expenses of the arbitration (including without limitation the cost of the Arbitrator) shall be borne in equal proportions by each of the Escrow Agent, Sellers' Agent and Buyer; provided,
                                                                   --------
however, that to the extent such dispute or controversy does not involve any act
-------
or omission of the Escrow Agent under this Agreement, such costs and expenses shall be borne 50% by Sellers' Agent and 50% by Buyer. Any party desiring to commence an arbitration proceeding in accordance with this clause (b) shall so notify the other parties hereto by written notice setting forth in reasonable detail the nature of the dispute and the relief demanded.

          6.   Remedial and Corrective Actions by Buyer.  Nothing in Sections 4
               ----------------------------------------
or 5 herein shall at any time prevent Buyer from (i) implementing such interim measures as are reasonable under the circumstances until such Disputed Payment Amount is resolved, without prejudice to Buyer's right to seek payment therefor under this Agreement, (ii) taking any reasonable remedial and corrective action for which Buyer does not elect to seek payment, in whole of in part, under this Agreement and (iii) taking any remedial or corrective actions required or directed by any court or administrative agency of competent jurisdiction, without prejudice to Buyer's right to seek payment therefor under this Agreement.

          7.   Cooperation by Parties.  With respect to all matters covered by
               ----------------------
this Agreement, the parties agree to use their good faith efforts to cooperate with each other and to provide to the other party such information as may be reasonably requested regarding these matters, including providing access to and the right to copy, at the requesting party's expense and during normal business hours, all relevant data, records, studies, reports or other documents. Buyer and Sellers further agree to provide each other reasonable access to their respective properties and employees, on a mutually convenient basis. Such access to employees may include interviews or attendance at depositions or legal or administrative proceedings or meetings and conferences with governmental agencies.

          8.   Investment of Escrow Fund; Distribution of Interests.
               ----------------------------------------------------

               (a) The Escrow Agent shall act as custodian of the Escrowed Interests and, unless otherwise directed from time to time by Buyer and Sellers' Agent with respect to the investment or reinvestment of the Escrow Benefits Fund and the Escrow Note Fund, shall invest either or both of the Escrow Benefits Fund and the Escrow Note Fund in shares of the CMA Fund, a registered money-market fund. At the joint direction of Buyer and Sellers' Agent, the Escrow Benefits Fund and the Escrow Note Fund shall also be invested from time to time in (i) direct obligations of, or repurchase agreements collateralized by direct obligations of, the United States Government (or agencies or instrumentalities thereof) or any state of the United States (or agencies or instrumentalities of any thereof) which (x) shall have maturities not in excess of one (1) year from the date of acquisition or (y) bear interest that is exempt from federal income taxation under the Internal Revenue Code of 1986, as amended, and which obligations are rated in one of the two highest categories by Standard & Poor's Ratings Service ("S&P"), a division of The McGraw-Hill Companies, Inc. or
                  ---
Moody's Investors Service, Inc. ("Moody's"), (ii) certificates of deposit, time
                                  -------
deposits or other interest bearing deposits of commercial banks having total capital and surplus of at least $250,000,000 (the "Bank") as Buyer and Sellers'
                                                   ----
Agent may from time to time direct and which shall have maturities not in excess of ninety (90) days, (iii) a deposit reserve or such other money market account available from time to time from the Bank, (iv) commercial paper maturing no more than one (1) year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, (v) municipal bonds having a rating of at least A-1 from S&P or at least P-1 from Moody's, or (vi) any other investments approved in writing by Buyer and Sellers' Agent. The Escrow Agent shall have no liability whatsoever for any investment losses resulting from the investment or reinvestment of the Escrow Benefits Fund or the Escrow Note Fund.

               (b) Any interest or other income received on such investment and reinvestment of the Escrow Benefits Fund and the Escrow Note Fund shall be deemed to be a part of the Escrow Fund.

               (c) Federal, state or local taxes, if any, hereafter imposed upon, asserted or assessed against any income generated from the Escrow Note Fund or the Escrow Benefits Fund shall be paid by the Sellers. On an annual basis or at such other times as may be required under applicable provisions of the Internal Revenue Code and treasury regulations, the Escrow Agent shall deliver to Sellers' Agent an information return on the appropriate Form 1099 with respect to income generated from the Escrow Note Fund and/or the Escrow Benefits Fund. Sellers' Agent (and not the Escrow Agent) shall be responsible for issuing such additional information returns to each of the Sellers as may be required pursuant to such code and regulations.

          9.   Fees and Expenses.  In consideration for its services hereunder,
               -----------------
the Escrow Agent shall be entitled to (i) an annual fee of $1,500 for the first twelve-month period and $1,000 for each subsequent twelve-month period (or pro-rata portion for any fraction thereof) commencing on the date hereof through the earlier to occur of the date of (x) removal of the Escrow Agent, (y) resignation of the Escrow Agent and (z) termination of this Agreement, in each case in accordance with the terms and provisions of this Agreement, and (ii) reimbursement for all reasonable out-of-pocket expenses incurred in connection with the performance of its duties hereunder (collectively, the "Escrow Agent
                                                                 ------------
Fees").  Upon Buyer's and Sellers' Agent's receipt of written notice from the
----
Escrow Agent requesting payment of any such Escrow Agent Fees (which notice shall be delivered by the Escrow Agent to each of Buyer and Sellers' Agent on a quarterly basis commencing on the date of this Agreement), Buyer and Sellers' Agent shall promptly thereafter each pay one-half (50%) of such Escrow Agent Fees to the Escrow Agent.

          10.  Termination of Escrow; Distribution of Escrow Fund.  The Escrow
               --------------------------------------------------
Agent shall hold the Escrow Note Fund until the earlier to occur of (i) June 15, 2004, (ii) the date on which the Note is paid in full and cancelled by the Escrow Agent pursuant to Section 4(c) hereof, and (iii) the date on which Buyer delivers written notice to the Escrow Agent terminating this Agreement (the "Termination Date"). As soon as practicable after the Termination Date, (i) the
 ----------------
balance, if any, of the Escrow Note Fund (net of any fees and expenses to be paid to the Escrow Agent under Section 9 hereof) shall be released to Sellers' Agent and (ii) unless the Note is cancelled under the terms contained herein or otherwise pursuant to the joint written instructions of Buyer and Sellers' Agent, the Note, to the extent any principal amount thereof is outstanding, shall be delivered to Sellers' Agent. Within five (5) business days after the Outside Employee

Termination Date, the Escrow Agent shall terminate the Escrow Benefits Fund and deliver to Sellers' Agent (after taking into account all disbursement obligations pursuant to written instructions of Buyer received by the Escrow Agent on or prior to the Outside Employee Termination Date) any remaining balance therein.

          11.  Escrow Agent.
               ------------

               (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement, and the Escrow Agent shall not be liable except in respect of the performance of such duties and obligations as are specifically set forth in this Agreement. Unless specifically agreed to by the Escrow Agent in this Agreement, the Escrow Agent shall not be bound in any way by any agreement or contract among any of the parties to this Agreement, including the Stock Purchase Agreement.

               (b) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Buyer or Sellers' Agent to honor any of the provisions of this Agreement.

               (c) The Escrow Agent shall be fully protected in acting on and relying upon any written advice, certificate, notice, direction, instruction, request, or other paper or document which the Escrow Agent in good faith believes to be genuine (without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or service thereof) and to have been signed or presented by the proper party or parties, and may assume that any Person purporting to give such advice, certificate, notice, direction instruction or request or other paper or document has been duly authorized to do so.

               (d) The Escrow Agent shall not be liable for any act reasonably done or step reasonably taken or reasonably omitted by it in good faith or for any mistake in fact or law, or for anything which it may reasonably do or refrain from reasonably doing in connection herewith, except its own gross negligence, bad faith or willful misconduct.

               (e) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the written opinion of such counsel. If a controversy arises between one or more of the parties hereto, or between any the parties hereto and any Person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow Note Fund or any portion thereof or as to any other matter arising out of or relating to this Agreement or the Escrowed Interests deposited hereunder, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow Note Fund or any portion thereof but may retain it without liability to anyone until the rights of the parties to the dispute shall have finally been determined in accordance with the terms and conditions contained herein, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. The Escrow Agent shall be entitled to assume that no such controversy has arisen unless it has received conflicting written notices from the parties to this Agreement.

               (f) Buyer and Sellers shall reimburse and indemnify the Escrow Agent and its members, employees, and agents for, and hold it harmless against any loss, liability or expense including, but not limited to, reasonable counsel fees and disbursements incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of or in connection with its acceptance of, or the performance of its duties and obligations under, this Agreement as well as the costs and expenses of defending against any claim or liability arising out of or relating to this Agreement. Buyer and Sellers agree that any amount due under this Section 11(f) shall be borne equally by Buyer, on the one hand, and Sellers, on the other hand.

               (g) The Escrow Agent hereby accepts its appointment and agrees to act as Escrow Agent under the terms and conditions of this Agreement. By such acceptance and agreement, however, the Escrow Agent shall not be deemed to have waived any right with respect to any transaction (other than its service as Escrow Agent hereunder) between or among it and any other party or parties hereto.

          12.  Resignation or Removal of Escrow Agent.  The Escrow Agent may
               --------------------------------------
resign as such following the giving of sixty (60) days' prior written notice (the "Resignation Notice") to the other parties hereto. Similarly, the Escrow
      ------------------
Agent may be removed and replaced following the giving of ten (10) days' prior written notice (the "Replacement Notice") given jointly by Buyer and Sellers'
                     ------------------
Agent to the Escrow Agent. In either event, the duties of the Escrow Agent hereunder shall terminate thirty (30) days after the date of (x) receipt by the Sellers' Agent and by Buyer of the Resignation Notice or (y) receipt by the Escrow Agent of the Replacement Notice, as applicable. Prior to the termination of such 60-day or 10-day notice period, as applicable, the Escrow Agent shall then deliver the balance of the Escrowed Interests then in its possession to a successor Escrow Agent as shall be appointed by the other parties hereto as evidenced by a written notice filed with the Escrow Agent. If the Buyer and the Sellers' Agent are unable to agree upon a successor Escrow Agent or shall have failed to appoint a successor Escrow Agent prior to the expiration of thirty (30) days following the date of receipt by the Sellers' Agent and the Buyer of the Resignation Notice or the date of receipt by the Escrow Agent of the Removal Notice, as applicable, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief (the costs and expenses of which shall be jointly borne by Buyer and Seller), and any such resulting appointment shall be binding upon all of the parties hereto. Upon acknowledgement by any successor Escrow Agent of the receipt of the then remaining balance of the Escrowed Interests, the then acting Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, other than those resulting from the Escrow Agent's negligence, bad faith or willful misconduct, and the successor Escrow Agent shall, without further act or deed, succeed to all the rights, duties, responsibilities and obligations of the predecessor Escrow Agent under this Agreement.

          13.  Inspection.  All money, the Note or any other property held as
               ----------
part of the Escrowed Interests or interest, income or proceeds thereon shall at all times be clearly identified as being held by the Escrow Agent hereunder. Any party hereto may inspect the Escrowed Interests at any time during the Escrow Agent's business hours.

          14.  Notices.  Unless otherwise provided herein, any notice,
               -------
objection, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, overnight mail, by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date such receipt is acknowledged or refused), as follows:

     If to Sellers' Agent:

                         Richard F. Enthoven
                         5538 Falls Road
                         Dallas, Texas  75220
                         Telephone:  (214) 373-1708
                         Facsimile:  (214) 373-1708

     With a copy to:     Strasburger & Price, L.L.P.
                         901 Main Street, Suite 4300
                         Dallas, Texas 75202
                         Attention: Frederick J. Fowler, Esq.
                         Telephone: (214) 651-4565
                         Facsimile: (214) 651-4330

     If to Buyer:        Coinmach Corporation
                         521 East Morehead
                         Suite 590
                         Charlotte, NC 28202
                         Attention:  Stephen R. Kerrigan
                         Telephone:  (800) 747-9379
                         Facsimile:  (704) 375-8986

     With copies to:     Coinmach Corporation
                         55 Lumber Road
                         Roslyn, New York 11576
                         Attention:  Robert M. Doyle
                         Telephone:  (800) 924-9603
                         Facsimile:  (516) 484-0905

                         Anderson Kill & Olick, P.C.
                         1251 Avenue of the Americas
                         New York, New York 10020-1182
                         Attention:  Ronald S. Brody, Esq.
                         Telephone:  (212) 278-1258
                         Facsimile:  (212) 278-1733

     If to the Escrow Agent:

                         Merrill Lynch Trust Companies
                         Employee Benefit Trust Operations
                         300 Davidson Avenue, 2nd Floor West
                         Somerset, New Jersey 08873
                         Attention:  Melanie Madeira
                         Telephone:  (908) 627-7862
                         Facsimile:  (908) 627-7699

or to such other address as any party hereto may designate by prior written notice.

          All such notices, objections, requests, instructions, documents and other communications will (i) if delivered personally to the address as provided in this Section 14, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 14, be deemed given upon receipt, (iii) if delivered by overnight mail to the address as provided in this Section 14, be deemed given the next business day after sent, and (iv) if delivered by mail in the manner described above to the address as provided in this Section 14, be deemed given upon receipt (in each case regardless of whether such notice is received by any other Person to whom a copy of such communication is to be delivered pursuant to this Section 14).

          15.  Entire Agreement; Binding Effect; No Rights of Third Parties.
               ------------------------------------------------------------
The terms and provisions of this Agreement constitute the entire agreement between the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective Representatives, heirs, executors, administrators, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

          16.  Modification.  This Agreement shall not be amended or modified
               ------------
except pursuant to an instrument in writing executed by the parties hereto.

          17.  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with the laws of the State of North Carolina without regard to principles of conflict of laws.

          18.  Miscellaneous.  The section headings contained in this Agreement
               -------------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If any term, condition or provision of this Agreement shall be declared, to any extent, invalid or unenforceable, the remainder of the Agreement, other than the term, condition or provision held invalid or unenforceable, shall not be affected thereby and shall be considered in full force and effect and shall be valid and be enforced to the fullest extent permitted by applicable law.

          19.  No Modification of Stock Purchase Agreement.  Except as expressly
               -------------------------------------------
provided in this Agreement, the rights and obligations of Buyer, Sellers' Agent and Sellers under this Agreement shall in no way affect their respective rights and obligations under the Stock Purchase Agreement.

          20.  Appointment of Sellers' Agent by Sellers.  Sellers' Agent hereby
               ----------------------------------------
represents that Sellers have irrevocably appointed and authorized Sellers' Agent to act as agent in all respects for each Seller hereunder. Sellers' Agent shall reimburse and indemnify Buyer and the Escrow Agent, as applicable, and their respective officers, directors, employees and agents for, and hold each of them harmless against, any Damages arising out of, in connection with or resulting from Sellers's Agent acting as agent hereunder for each of the Sellers.


                          [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

                              COINMACH CORPORATION


                              By:  ______________________________
                                   John E. Denson
                                   Senior Vice President



                              MERRILL LYNCH TRUST COMPANY
                                OF NORTH CAROLINA


                              By:  ______________________________
                                   Name:
                                   Title:



                              ___________________________________
                              Richard F. Enthoven, in his
                              capacity as Sellers' Agent

                                  SCHEDULE A
                                  ----------

                                LIST OF SELLERS


     Tamara Lynn Ford

     Robert Kyle Ford

     Traci Lea Ford

     Tucker F. Enthoven

     Richard F. Enthoven

     Richard Franklin Ford, Jr.,
     Trustee U/D/T February 4, 1994

                                 SCHEDULE 4(D)
                                 -------------

                          WIRE TRANSFER INSTRUCTIONS



Instructions for Buyer:
----------------------

     Bank:               NationsBank of Texas, N.A.
     ABA Number:         111000012
     Account Number:     3750330768
     Account Name:       Solon Concentration
     Reference:          Coinmach Corporation


Instructions for Sellers' Agent:
-------------------------------

     Bank:               Mellon Bank, Pittsburgh, Pennsylvania
     ABA Number:         043000261
     Credit:             Merrill Lynch Account # 101-1730
     Further Credit:     Richard F. Enthoven and
                           Tucker F. Enthoven
                         Account No.:  586-50G39

                                   EXHIBIT A
                                   ---------

                    FORM OF MONTHLY REPORT OF ESCROW AGENT

 ===============================================================================
                                                                        ENDING
                                AMOUNT                   BEGINNING    BALANCE
  DATE OF                     DISBURSED                   BALANCE         OF
 RECEIPT OF     AMOUNT OF        FROM                        OF         ESCROW
  BENEFITS       EXCESS         ESCROW                     ESCROW      BENEFITS
  PAYMENT      COMPENSATION    BENEFITS      DATE OF      BENEFITS       FUND
   NOTICE         PAYMENT        FUND      DISBURSEMENT     FUND
 ==============================================================================
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________

 ===============================================================================

                                                                       EXHIBIT D

                       FORM OF TAX COOPERATION AGREEMENT

                                    PREAMBLE
                                    --------

     This Tax Cooperation Agreement ("Agreement"), dated as of January 8, 1997, is entered into by and among Kwik Wash Laundries, L.P., a Texas limited partnership (the "Partnership"), KWL, Inc., a Nevada corporation and sole general partner of the Partnership (the "GP"), Kwik-Wash Laundries, Inc., a Nevada corporation and sole limited partner of the Partnership (the "LP" and, together with the GP, the "Partners"), Coinmach Corporation, a Delaware corporation (the "Buyer"), and each of the parties listed on Schedule A attached to this Agreement (each, a "Seller" and, collectively, the "Sellers").

                                    RECITALS
                                    --------

     A. The Sellers collectively own all of the issued and outstanding shares of common stock, par value $.10 per share, of GP (the "GP Stock") and all of the issued and outstanding shares of common stock, par value $1.00 per share, of LP (the "LP Stock" and, together with the GP Stock, the "Stock"), constituting all of the issued and outstanding capital stock of the Partners.

     B. The Sellers, the Buyer, the Partners and the Partnership have entered into a Stock Purchase Agreement, dated as of November 25, 1996 (the "Stock Purchase Agreement"), relating to the purchase by the Buyer from the Sellers of all of the Stock.

     C. In connection with the purchase of the Stock pursuant to the Stock Purchase Agreement, the Sellers, the Buyer, the Partners and the Partnership wish to set forth their agreement with respect to certain tax matters as set forth below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.  Capitalized terms used herein without definition
               -----------
shall have the meanings ascribed to them in the Stock Purchase Agreement. In the case of a conflict of meanings of such capitalized terms between the Stock Purchase Agreement and this Agreement, this Agreement shall control.

          2.   Indemnity by Sellers.  Except as otherwise provided in this
               --------------------
Agreement, the Sellers shall be liable for, and shall indemnify and hold harmless the Buyer's Indemnitees from and against, (i) any Taxes that may be imposed on or incurred by the Partners and/or the Partnership with respect to all taxable periods ending on or prior to the Closing Date; and (ii) any Taxes allocated to the Sellers pursuant to Section 3
hereof.   The indemnification described in this Section 2 shall not apply to the extent of any Taxes (other than United States federal income Taxes) that are reflected as a current accrued tax liability on the 1996 Balance Sheet.
Anything in this Agreement to the contrary notwithstanding, the indemnification described in this Section 2 shall be subject to and governed by the provisions of Article 11 of the Stock Purchase Agreement, with the indemnified amount to be treated under said Article 11 as Damages incurred by reason of breach of the representations and warranties in Section 4.24 of the Stock Purchase Agreement.

          3.   Allocation of Taxes and Tax Items.  The Sellers, the Partners,
               ---------------------------------
the Partnership and the Buyer will, to the extent permitted by applicable law, elect with the relevant Taxing Authority (as hereinafter defined) or Taxing Authorities to close any taxable periods of the Partners and the Partnership as of the Tax Effective Time, as hereinafter defined, and the Parties shall take all steps, and do all acts and things, including the filing of elections or Tax Returns with Taxing Authorities, as are or may be reasonably necessary or appropriate to cause any such period to end as of the Tax Effective Time. In order to accomplish this result, the Buyer, the Partners and the Partnership agree, to the extent allowed by applicable law, regulations and rulings, that, unless the Partnership is dissolved and liquidated on or before March 31, 1997, the Partnership will change its taxable year to a taxable year ending March 31, so that the Partnership will experience a taxable year end on March 31, 1997. For purposes of this Agreement, "Party" shall mean one of the members of the group consisting of the Sellers, the Partners, the Partnership and the Buyer; "Parties" shall mean all of the members of such group; "Taxing Authority" shall mean a federal, local, municipal, state, or other governmental body; and "Tax Effective Time" shall mean (i) the close of business on the day before the Closing Date when used with reference to either (a) federal income Taxes, or (b) state or local income Taxes in the case of each state or local Taxing Authority imposing an income Tax with respect to which the taxable income or loss of the Partners is, by reason of the sale of stock to be consummated at the Closing, determined based on a taxable period ending as of the close of business on the day before the Closing, or (ii) the close of business on the Closing Date when used with reference to either (a) all Taxes other than income Taxes, or (b) state or local income Taxes other than those described in clause (b) of part (i) of this definition of Tax Effective Time. In any case where applicable law does not permit the Partnership or one of the Partners to close its taxable period as of the Tax Effective Time, then Taxes (whether based on income, capital, ownership of property or otherwise), if any, attributable to the taxable period of such Party, as applicable, that includes the Tax Effective Time, but does not end as of the Tax Effective Time, shall be allocated to (i) the Sellers for the period up to and including the Tax Effective Time (the "Pre-Closing Period"), and (ii) the Partners and/or the Buyer for the period subsequent to the Tax Effective Time (the "Post-Closing Period"). For purposes of applying Section
4.24 of the Stock Purchase Agreement to determine the extent to which the Taxes for all taxable periods ending after the Closing Date are properly attributable to the portion of any such taxable period ending on the Closing Date, the Taxes allocated hereunder to the Pre-Closing Period shall be considered to be properly attributable to the portion of such taxable period ending on the Closing Date,

Tax Cooperation Agreement                                                 Page 2
-------------------------
and the Taxes allocated hereunder to the Post-Closing Period shall be considered to be properly attributable to the portion of such taxable period occurring after the Closing Date. For purposes of this Section 3, the allocation of Taxes between the Pre-Closing Period and the Post-Closing Period shall be determined as follows:

               (a) In the case of property or ad valorem Taxes or franchise Taxes (which are not measured by, or based upon, net income), such Taxes for the Pre-Closing Period and for the Post-Closing Period shall be determined ratably on an equal per diem basis; and

               (b) In the case of (i) other Taxes, including without limitation income Taxes, and (ii) Tax Items, as hereinafter defined, such other Taxes and Tax Items shall be determined on the basis of an interim closing of the books of the Partnership and each of the Partners as of the Tax Effective Time (except that exemptions, allowances, and deductions for a taxable period that are calculated on an annual or periodic basis, such as the deduction for depreciation, shall be apportioned between the Pre-Closing Period and the Post-Closing Period ratably on an equal per diem basis). For purposes of this Agreement, "Tax Items" of an entity shall mean the taxable income or loss of such entity, each item of income, gain, loss or deduction that is a constituent of such taxable income or loss, and each item of income, gain, loss, deduction and credit that is required to be separately stated for income tax purposes.
The actual Tax for a taxable period that includes the Tax Effective Time shall be apportioned between the Pre-Closing Period and the Post-Closing Period in proportion to the hypothetical Taxes that would result for the Pre-Closing Period and the Post-Closing Period if each such period were a separate taxable period, determined without adjustment for the length of the period. Except as otherwise required by law, where the timing of an item cannot be determined from the books and records of the Partnership or the Partners, it shall be prorated in an equitable manner on the basis of the best available evidence. Tax brackets, fixed statutory deductions and similar items do not require proration for purposes of this Section 3.

               (c) The Change of Control Payments, as well as the federal and state payroll taxes incurred by the Partnership as a result of making the Change of Control Payments (collectively, the Change of Control Payments and the described payroll taxes hereinafter referred to as the "Special Bonus Payments"), will be claimed as deductions (the "Special Bonus Deductions") for income tax purposes by the Partnership in the period beginning on January 1, 1997 and ending on the Tax Effective Time (the "1997 Pre-Closing Period"), and will be included as deductions in determining the Tax Items of the Partnership that are allocated among the Partners for income tax purposes for the 1997 Pre-Closing Period. In turn, the taxable income or loss of the Partners for the 1997 Pre-Closing Period will be determined for income tax purposes by including as a current deduction, deductible by the Partnership during the 1997 Pre-Closing Period, the aggregate amount of the Special Bonus Payments, so that (i) the taxable income or loss of the Partners allocated to the Sellers with respect to the operations of the Partnership for the 1997 Pre-Closing Period will in the aggregate be determined based on a current deduction being claimed by the Partnership during the

Tax Cooperation Agreement                                                 Page 3
-------------------------

1997 Pre-Closing Period equal to the aggregate of the Special Bonus Payments, and (ii) the aggregate taxable income or loss recognized by the Sellers resulting from the operations of the Partnership for 1997 will be determined based on such taxable income being reduced, or if applicable such taxable loss being increased, by an amount equal to the aggregate of the Special Bonus Payments. The Parties agree that, anything in this Agreement to the contrary notwithstanding, (i) the Special Bonus Deductions shall be allocated entirely to, and claimed as deductions by the Partnership within, the 1997 Pre-Closing Period, and (ii) neither the Partnership, the Partners nor the Buyer makes any representations or warranties as to the deductibility to any Party of the Special Bonus Payments or as to any tax benefits to which any Party may or may not be entitled as a result of the Partnership making the Special Bonus Payments. Except as provided in Section 3(d) hereof, the Buyer, the Partnership and the Partners each agrees not to claim during the Post-Closing Period or any taxable period occurring thereafter, and the Buyer agrees to cause the Partnership and/or either or both of the Partners not to claim during the Post-Closing Period or any taxable period occurring thereafter, any deductions whatsoever for income tax purposes arising from the payment of the Special Bonus Payments. Except as provided in Section 3(d) hereof, each of the Parties agrees not to take a position for income tax purposes, whether on a Tax Return or as a result of an examination or audit by any Taxing Authority or otherwise, contrary to the provisions of this Section 3(c).

               (d) If for any reason the Sellers are denied deductions for federal income tax purposes for their respective allocable shares (based upon the Sellers' respective indirect percentages of ownership of the Partnership) of the Special Bonus Payments by a Final Determination, as hereinafter defined (whether such denial occurs by reason of (i) disallowing the Special Bonus Deductions in whole or in part as deductions to the Partnership during the 1997 Pre-Closing Period, (ii) denying, in whole or in part, the effect of such deductions on a pass-through basis to the Sellers, or (iii) otherwise), then subsequent to the date of such Final Determination, but not before such date, the Partnership, the Partners, and/or the Buyer shall, to the extent of such disallowance, be entitled to attempt to claim all or any portion of such Special Bonus Payments as deductions for federal income tax purposes without regard to the provisions of Section 3(c) hereof. If for any reason the Sellers are denied deductions for state or local income tax purposes for their respective allocable shares of the Special Bonus Payments by a Final Determination (whether such denial occurs by reason of (i) disallowing the Special Bonus Deductions in whole or in part as deductions to the Partnership during the 1997 Pre-Closing Period,
(ii) denying, in whole or in part, the effect of such deductions on a pass-through basis to the Sellers, or (iii) otherwise), then subsequent to the date of such Final Determination, but not before such date, with respect to the particular state or local income tax involved, the Partnership, the Partners and/or the Buyer shall, to the extent of such disallowance, be entitled to attempt to claim all or any portion of the Special Bonus Payments as deductions for purposes of calculating such state or local income tax without regard to the provisions of Section 3(c) hereof. In the event the Partnership, the Partners and/or the Buyer become entitled to attempt to claim all or any portion of the Special Bonus Payments as deductions as provided in this

Tax Cooperation Agreement                                                 Page 4
-------------------------

Section 3(d), the Sellers make no representation or warranty as to whether any such deductions will be allowable to any Party. For purposes of this Agreement, "Final Determination" shall mean the final resolution of a Seller Tax Issue, as hereinafter defined, by (i) a decision of the Tax Court or judgment, decree, or other order by a court of competent jurisdiction, which has become final and unappealable; (ii) IRS Form 870, 870-AD, 870-L, 870-L(AD), 870-P, 870-P(AD),
870-S, or 870-S(AD) (or any successor forms thereto), on the date of acceptance by or on behalf of the IRS, or by a comparable agreement form under the laws of other jurisdictions; except that a Form 870, 870-AD, 870-L, 870-L(AD), 870-P, 870-P(AD), 870-S, or 870-S(AD) or comparable form that reserves the right of the taxpayer to file a claim for refund and/or the right of the Taxing Authority to assert a further deficiency shall not constitute a final determination; (iii) a closing agreement or offer in compromise under Sections 7121 or 7122 of the Code or under corresponding provisions of any subsequently enacted Federal tax laws, or comparable agreements under the laws of other jurisdictions; (iv) any allowance of a refund or credit in respect of any overpayment of tax, including any related interest or penalties, but only after the expiration of all periods during which such refund may be recovered (including by way of offset) by the Tax imposing jurisdiction; or (v) any other final disposition by reason of the expiration of the applicable statute of limitations or the expiration of the period during which a protest may be filed. For purposes of this Agreement, the final resolution of a "Seller Tax Issue" shall mean the final resolution of the Tax liability of the Sellers for 1997, the final resolution of the amount of taxable income or loss of the Partnership allocable among the Partners for the 1997 Pre-Closing Period, or the final resolution of the amount of taxable incomes or losses of the Partners allocable among the Sellers for 1997.

          4.   Indemnification by Buyer.  Except as otherwise provided in this
               ------------------------
Agreement, the Buyer shall be liable for, and shall indemnify and hold harmless the Sellers' Indemnitees from and against, (i) any Taxes arising from any event occurring on the Closing Date, but after the Closing, which is outside the ordinary course of the Business, (ii) any Taxes arising from an election or deemed election, or election imposed by a Taxing Authority, under Section 338 of the Code (or any comparable provision of state, local or foreign law) with respect to the purchase of the Stock; (iii) any Taxes that may be imposed on or incurred by the Partnership or the Partners with respect to all taxable periods beginning after the Tax Effective Time; (iv) any sales, use, transfer, real property transfer or gain, stamp, documentary or similar Taxes arising out of or resulting from any transaction contemplated by the Stock Purchase Agreement; and
(v) any attorneys' fees or other costs incurred by any of Sellers' Indemnitees thereof in collecting any payment from the Buyer under this Agreement in the event such payment is not made by the Buyer as provided herein.

          5.   Tax Refunds.  The Buyer agrees to pay (and to cause each of the
               -----------
Partners and the Partnership to pay) to the Sellers all refunds of any Taxes for which the Sellers are liable under Section 2 hereof, but only to the extent such refund has not been reflected as a receivable on the 1996 Balance Sheet. The Sellers agree to pay to the Buyer all refunds of any income Taxes imposed on taxable income or gains allocated to

Tax Cooperation Agreement                                                 Page 5
-------------------------
the Post-Closing Period pursuant to Section 3 hereof and any other Taxes allocated to the Post-Closing Period pursuant to Section 3 hereof. The Parties shall cooperate in order to take all reasonably necessary steps to claim any such refund. Any such refund received by a Party (considering, for purposes of this sentence, the Buyer, the Partners and the Partnership as one Party, and the Sellers as the other Party) or the respective Affiliates of such Party for the account of the other Party shall be paid to such other Party within thirty (30) days after such refund is received. For purposes of this Agreement, a refund of Tax includes the application of an amount otherwise refundable as a reduction of amounts owed or to be owed.

          6.   Payment of Taxes.  All Taxes with respect to the Partners and the
               ----------------
Partnership shall be paid to the appropriate Taxing Authority by the Party that is responsible therefor under the applicable tax law. Except as otherwise provided in this Agreement, any amount to which a Party is entitled under this Agreement shall be promptly paid to such Party by the Party obligated to make such payment following written notice to the Party so obligated stating that the Taxes to which such amount relates are due and providing details supporting the calculation of such amount.

          7.   Tax Returns.
               -----------

               (a) All Tax Returns that relate to any Taxes of the Partners and the Partnership shall be prepared and filed by the Party that is legally responsible therefor.

               (b) The Buyer, the Partnership and the Partners each agree that the Partnership and the Partners shall afford Mr. Richard F. Enthoven, on behalf of the Sellers, a reasonable opportunity to review its calculations of Tax Items which are included on all Seller-Affected Tax Returns (as hereinafter defined) filed after the Closing prior to their inclusion in the applicable Tax Returns. For purposes of this Agreement, "Seller-Affected Tax Return" shall mean any Tax Return filed by, or on behalf of, the Partnership or either of the Partners that includes Tax Items that are allocable, directly or indirectly, between or among parties that include one or more of the Sellers. An indirect allocation of a share of a Tax Item to a Seller would include, without limitation, the allocation of a Tax Item of the Partnership among the Partners that in turn affects the amount of one or more Tax Items of either or both Partners that is allocable to such Seller.

                    (i) With respect to each Tax Return that is a Seller-Affected Tax Return, the Partnership and each Partner, as applicable, shall provide the Sellers and their authorized representatives with copies of such completed Tax Return at least sixty (60) business days prior to the due date (or the extended due date, if an extension of time for filing has been obtained) for the filing of such Tax Return, and the Sellers and their authorized representatives shall have the right to review such Tax Returns, and the Sellers shall have the right to approve the

Tax Cooperation Agreement                                                 Page 6
-------------------------
     contents of each such Tax Return prior to the filing thereof with the appropriate Taxing Authority.

                    (ii) Each Seller-Affected Tax Return to be filed after Closing shall be prepared (in the absence of (i) a controlling change in law or circumstances or (ii) consent of the Sellers) consistent with past practices, elections, accounting methods, conventions and principles of taxation used for the most recent taxable period for which Tax Returns involving similar Tax Items have been filed; provided that, anything in this Agreement to the contrary notwithstanding, each Seller-Affected Tax Return shall be prepared and filed based on the allocations of Tax Items between the Pre-Closing Period and the Post-Closing Period as provided in
     Section 3 hereof.

                    (iii) Any disagreement between the Parties (considering, for purposes of this Section 7(b)(iii), the Buyer, the Partners and the Partnership as one Party, and the Sellers as the other Party) with respect to any aspect of the treatment of any Tax Item on a Seller-Affected Tax Return to be filed after Closing which is not resolved by mutual agreement of the Parties shall be resolved by a nationally recognized independent public accounting firm chosen by and mutually acceptable to the Parties (the"Tax Matters Referee"). Such Tax Matters Referee shall be chosen by the Parties within ten (10) business days from the date on which one Party serves written notice on the other Party requesting the appointment of a Tax Matters Referee, provided that such notice specifically describes the matters to be considered and resolved by the Tax Matters Referee. For purposes of the preceding sentence, notice to the Party consisting of the Sellers may be given by giving notice to Richard F. Enthoven, and notice to the Party consisting of the Buyer, the Partners and the Partnership may be given by giving notice to the Buyer. In the event the Parties cannot agree on the selection of a Tax Matters Referee, then the Tax Matters Referee shall be the Dallas office of the public accounting firm of Arthur Andersen LLP. Within twenty (20) days of appointment, the Tax Matters Referee shall resolve any such disagreements that are specified in the notice; provided that, in determining its resolution of each disagreement, the Tax Matters Referee shall be bound by the requirements set forth in Section 7(b)(ii) hereof for the preparation of Seller-Affected Tax Returns. Any resolution of an issue submitted to the Tax Matters Referee shall be final and binding on the parties to this Agreement without further recourse. The Parties shall share the costs and fees of the Tax Matters Referee equally.

               (c) The Sellers and their Affiliates will not take any action to amend or change the manner in which any Tax Items with respect to the Partnership or either of the Partners have been reported on any previously filed Tax Returns; provided, however, the Sellers and their Affiliates shall be
             --------  -------
entitled to amend any such Tax Returns in a manner which does not adversely affect the Buyer or the Affiliates of such Party, and further provided that the Sellers and their Affiliates may amend Tax Returns to the extent

Tax Cooperation Agreement                                                 Page 7
-------------------------
required to reflect any adjustment or adjustments made as a result of an audit or audits by any Taxing Authority.

               (d) The Buyer and its Affiliates, including the Partners and the Partnership, shall cooperate with the Sellers and shall make available all necessary books and records and timely take all action reasonably necessary to allow the Sellers and their Affiliates to prepare and file the Tax Returns that they are responsible for preparing and filing under this Section 7 and to prepare and file the Tax Returns of the Sellers.

               (e) The Buyer, the Partnership, the Partners and their respective Affiliates will not take any action to amend or change the manner in which any Tax Items with respect to the Partnership or either of the Partners have been reported on any Seller-Affected Tax Return.

               (f) Richard F. Enthoven is hereby designated as the tax matters person on the Tax Returns on Form 1120S filed for the Partners for the taxable period or periods ending on or before the Closing. In the event that Richard F. Enthoven shall fail or refuse to serve as tax matters person, the Sellers may designate a person to serve as tax matters person in a writing executed by a majority of the Sellers.

          8.   Cooperation in Preparation of Tax Returns.  The Buyer, including
               -----------------------------------------
without limitation the Partners and the Partnership, and the Sellers shall cooperate fully with each other and make available to each other such tax data and other information as may be reasonably required for the preparation by the Buyer or the Sellers of any Tax Returns required to be prepared and filed by the Buyer or the Sellers hereunder, as well as Tax Returns required by law to be filed by Sellers.

          9.   Tax Audits.  In the event the Buyer, either or both of the
               ----------
Partners, the Partnership or their Affiliates receive written notice (the "Audit Notice") of any pending Tax audit or assessment which may affect the determination of Taxes for which the Sellers are or may be liable under Section 2 hereof or pursuant to Section 4.24 of the Stock Purchase Agreement, the Buyer shall notify the Sellers in writing thereof (the "Buyer Notice") no later than the earlier of (i) thirty (30) days after the receipt by the Buyer, either or both of the Partners, the Partnership or their Affiliates of the Audit Notice, or (ii) ten (10) days prior to the deadline for responding to the Audit Notice. As to any Taxes covered by such Tax audit or assessment for which the Sellers are solely liable under Section 2 hereof or Section 4.24 of the Stock Purchase Agreement, the Sellers shall be entitled at their expense to control or settle the contest (including the employment of counsel of its choice) of any Tax audit or administrative or court proceeding relating thereto, provided the Sellers notify the Buyer in writing (the "Sellers Notice") that they desire to control such contest no later than the earlier of (a) forty-five (45) days after receipt of the Buyer Notice, or (b) five (5) days prior to the deadline for responding to the Audit Notice. The Parties agree that they will cooperate, and cause each of their respective Affiliates to cooperate, fully with each other and with their respective counsel in the defense against or compromise of any claim in any said

Tax Cooperation Agreement                                                 Page 8
-------------------------
proceeding. Only one Sellers Notice shall be required regarding any pending Tax Audit or assessment.

          10.  Exchange of Information; Access to Records.
               ------------------------------------------

               (a) Each Party (considering, for purposes of this sentence, the Buyer, the Partners and the Partnership as one Party, and the Sellers as the other Party) will provide, or cause to be provided, to the other Party copies of all correspondence received from any Taxing Authority by such Party or any of its Affiliates in connection with the liability of either of the Partners or the Partnership for Taxes for any period for which such other Party is or may be liable under Sections 2 or 4 hereof.

               (b) The Buyer will, and will cause the Partners and the Partnership to, (i) cooperate with the Sellers and permit the Sellers to have full access, at any reasonable time and from time to time, at the business location at which the books and records of the Partners and the Partnership are maintained, after the Closing Date, to such Tax data relating exclusively to either or both of the Partners or the Partnership or to the determination of the Tax liability of any Seller or Sellers as the Sellers may from time to time reasonably request, and (ii) gather and furnish, and request the independent accountants of the Buyer or either or both of the Partners and the Partnership to gather and furnish, to the Sellers such additional Tax and other information and documents in the possession of such persons either (i) relating to the Partnership and/or either or both of the Partners, or (ii) relating to the determination of the liability for Taxes of any one or more of the Sellers, as the Sellers may from time to time reasonably request in connection with (a) preparing or filing any Tax Return or claim for refund, (b) determining a liability or a right of refund, or (c) conducting or responding to any audit, investigation or other proceeding, in respect of Taxes for any period for which the Sellers are or may be liable. Similarly, the Sellers will (i) cooperate with the Buyer, the Partners and the Partnership and permit the Buyer, the Partners, and/or the Partnership to have full access, at any reasonable time and from time to time, at the business location at which the appropriate books and records are maintained, after the Closing Date, to such Tax data relating exclusively to the Partnership or to either or both of the Partners in the possession of the Sellers as the Buyer, the Partners and/or the Partnership may from time to time reasonably request, and (ii) gather and furnish, and request the independent accountants of the Sellers to gather and furnish to the Buyer, the Partners and/or the Partnership such additional Tax and other information and documents relating to the Partnership and/or either or both of the Partners in the possession of such persons as the Buyer may from time to time reasonably request in connection with preparing or filing any Tax Return or claim for refund, in determining a liability or a right of refund or in conducting or responding to any audit, investigation or other proceeding, in respect of Taxes for any period for which the Sellers are or may be liable.

               (c) Each Party (considering, for purposes of this sentence, the Buyer, the Partners and the Partnership as one Party, and the Sellers as the other Party) agrees that such information and documents relating to the Partnership and/or either or

Tax Cooperation Agreement                                                 Page 9
-------------------------
both of the Partners as are, pursuant to the terms of the Stock Purchase Agreement, in its possession after the Closing, including without limitation books, records, Tax Returns, claims for refund and all schedules, work papers and all material records or other documents relating to any such Tax Returns, claims, audits or other proceedings, shall be preserved and retained until the close of the twelve (12) month period immediately following the expiration of the applicable Tax statute of limitations (giving effect to any extension, waiver or mitigation thereof); provided, however, that, in the event that, prior
                               --------  -------
to the expiration of such period, (i) a proceeding has been instituted for which the information or documents may be requested, and (ii) the keeper of such information or documents is given notice of such proceeding prior to the expiration of such period, the information or documents shall be retained until the expiration of the twelve (12) month period immediately following the later of (a) the final determination with respect to such proceeding, and (b) the date any obligations with respect thereto are fully satisfied. Each Party (considering, for purposes of this sentence, the Buyer, the Partners and the Partnership as one Party and the Sellers as the other Party) shall make such information and documents available to the other Party or any Affiliate thereof, and their respective officers, employees and agents, upon reasonable notice and at reasonable times, it being understood that such representatives shall be entitled to make copies of any such books and records relating to the Partners, the Partnership and/or the Tax Items of either or both of the Partners or the Partnership that affect the Sellers' respective Tax liabilities as they shall deem necessary. Any information or documents obtained pursuant to this Section 10 shall be kept confidential, except as required by law or legal process or as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting or responding to any audit, investigation or other proceeding. Each Party shall provide the cooperation and information and documents required by this Section 10 at its own expense.

               (d) If either Party (considering, for purposes of this Section 10(d), the Buyer, the Partners and the Partnership as one Party, and the Sellers as the other Party) fails to provide any information or documents requested pursuant to this Section 10 within a reasonable period, as determined in good faith by the Party requesting the information or documents, then the requesting Party shall have the right to engage a public accounting firm to gather such information or documents, provided that thirty (30) days prior written notice is given to the unresponsive Party before taking such action. If the unresponsive Party fails to provide the requested information or documents within thirty (30) days of receipt of such notice, then such unresponsive Party shall permit the requesting Party's public accounting firm full access to all appropriate records or other information or documents as reasonably necessary, and shall reimburse the requesting Party, or pay directly, all costs connected with the requesting Party's engagement of the public accounting firm to gather the requested information or documents.

          11.  Payment as Purchase Price Adjustment.  The Sellers and the Buyer
               ------------------------------------
agree that any payment made hereunder or pursuant to Article 11 of the Stock Purchase Agreement will be treated by the Parties on their Tax Returns as an adjustment to the aggregate Purchase Price for the Stock.

Tax Cooperation Agreement                                                Page 10
-------------------------

          12.  Amendments; Waivers.  No provision of this Agreement may be
               -------------------
amended, waived or otherwise modified without the prior written consent of the Sellers and the Buyer. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          13.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the Parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by any Party (by operation of law or otherwise) without the prior written consent of the other Parties, and any attempted assignment without the required consent shall be void; provided, however, that, in the event the Buyer sells the Stock or one or both of the Partners sell their interests in the Partnership to a third Party prior to the termination of this Agreement, (i) such third Party shall be substituted for the Buyer and/or the selling Partner or Partners hereunder, and (ii) any such sale shall be conditioned upon such third Party agreeing to be bound by the terms of this Agreement as applicable to the Buyer and/or the Partners hereunder.

          14.  Other Actions and Documents.  Subject to the provisions hereof,
               ---------------------------
the Parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably requested by another Party in order to effectuate the purposes of this Agreement.

          15.  No Third Party Rights.  Except as herein otherwise specifically
               ---------------------
provided, nothing in this Agreement expressed or implied is intended to confer any right or benefit upon any person, firm, partnership or corporation other than the Parties and their respective successors and permitted assigns.

          16.  Changes in Law, Regulation or Interpretation.  If, due to any
               --------------------------------------------
change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated thereby shall become impracticable or impossible, the Parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

          17.  Costs and Expenses.  Except as expressly set forth in this
               ------------------
Agreement, each Party shall bear its own costs and expenses incurred pursuant to this Agreement.

          18.  Counterparts; Headings.  This Agreement may be executed in one or
               ----------------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The headings in this Agreement are for convenience of reference only and shall not be deemed a part of this Agreement.

Tax Cooperation Agreement                                                Page 11
-------------------------

          19.  Severability.  The Parties hereby agree that if any provision of
               ------------
this Agreement should be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made, and only to the extent of the invalidity, and any such invalidity or unenforceability in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All other remaining provisions of this Agreement shall remain in full force and effect for the particular jurisdiction and all other jurisdictions.

          20.  Entire Agreement.  This Agreement and the Stock Purchase
               ----------------
Agreement contain the entire agreement between the Parties with respect to the subject matter hereof. Any tax indemnity, sharing, allocation or similar agreements, arrangements, or practices between the Sellers and any Affiliates thereof, on one hand, and either of the Partners and/or the Partnership, on the other hand, are hereby terminated, and all rights and duties thereunder are hereby extinguished, effective as of the Closing Date, and no such agreements, arrangements or practices shall be or shall have been entered into or implemented thereafter, except as provided in this Agreement or the Stock Purchase Agreement. Except as provided herein, this Agreement shall not create any rights in any person other than the Parties to this Agreement.

          21.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

          22.  Notices.  Any notices required hereunder shall be given as
               -------
provided in the Stock Purchase Agreement, provided that notice given to the Buyer shall be deemed to be notice also to each of the Partners and the Partnership.

          23.  Survival of Obligations.  Notwithstanding anything in this
               -----------------------
Agreement or the Stock Purchase Agreement to the contrary, this Agreement shall remain in effect and its provisions shall survive for the full period of all applicable statutes of limitation (giving effect to any extension, waiver or mitigation thereof), plus six (6) months; provided, however, that in the event a claim is brought against one or more of the Sellers, the Buyer, either or both of the Partners, or the Partnership in respect of any item of Tax within the applicable survival period, the rights and obligations under this Agreement with respect thereto shall survive the expiration of such period until such claim is finally resolved and any obligations with respect thereto are fully satisfied.

          24.  Good Faith Clause.  The Parties agree to cooperate in good faith
               -----------------
and to take all reasonable steps to carry out the terms and the intent of this Agreement.

          25.  Buyer's Commitment Regarding Obligations of Partnership and
               -----------------------------------------------------------
Partners.  The Buyer agrees to cause each Partner and the Partnership to perform
--------
all of their respective obligations under this Agreement applicable to the time period following the Closing.

Tax Cooperation Agreement                                                Page 12
-------------------------

          IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.


                                             KWL, INC.


                                             By:  _____________________________
                                                 Name:  _______________________
                                                 Title:  ______________________


                                             KWIK-WASH LAUNDRIES, INC.


                                             By:  _____________________________
                                                  Name:  ______________________
                                                  Title:  _____________________


                                             KWIK WASH LAUNDRIES, L.P.


                                             By:  _____________________________
                                                  Name:  ______________________
                                                  Title:  _____________________


                                             COINMACH CORPORATION


                                             By:  _____________________________
                                                  Name:  ______________________
                                                  Title:  _____________________


                                             SELLERS:


                                             __________________________________
                                             Tamara Lynn Ford

                                             __________________________________
                                             Robert Kyle Ford

Tax Cooperation Agreement                                                Page 13
-------------------------

                                             __________________________________
                                             Traci Lea Ford

                                             __________________________________
                                             Tucker F. Enthoven

                                             __________________________________
                                             Richard F. Enthoven

                                             __________________________________
                                             Richard Franklin Ford, Jr.
                                             Trustee U/D/T February 4, 1994

Tax Cooperation Agreement                                                Page 14
-------------------------

                                  SCHEDULE A
                         TO TAX COOPERATION AGREEMENT



Shareholders in KWL, Inc.:
-------------------------

      Tamara Lynn Ford
      Robert Kyle Ford
      Traci Lea Ford
      Tucker F. Enthoven
      Richard F. Enthoven
      Richard Franklin Ford, Jr., Trustee U/D/T Feb. 4, 1994


Shareholders in Kwik-Wash Laundries, Inc.:
-----------------------------------------

      Tamara Lynn Ford
      Robert Kyle Ford
      Traci Lea Ford
      Tucker F. Enthoven
      Richard F. Enthoven
      Richard Franklin Ford, Jr., Trustee U/D/T Feb. 4, 1994

Schedule A                                                           Page 1 of 1
----------

                                                                       EXHIBIT E

                     FORM OF CONSULTING SERVICES AGREEMENT
                     -------------------------------------


     CONSULTING SERVICES AGREEMENT ("Agreement"), dated as of January __, 1997,
                                     ---------
by and between Richard Enthoven ("Enthoven") and Coinmach Corporation, a
                                  --------
Delaware corporation ("Coinmach").
                       --------

     WHEREAS, Coinmach has entered into that certain Stock Purchase Agreement, dated as of even date herewith, pursuant to which Coinmach has acquired all of the capital stock of each of KWL, Inc., a Nevada corporation and sole general partner of Kwik-Wash Laundries, L.P. (the "Partnership"), and Kwik-Wash
                                           -----------
Laundries, Inc., a Nevada corporation and sole limited partner of the Partnership;

     WHEREAS, Coinmach desires to continue the business of the Partnership which includes, among other things, (i) providing coin-operated and non-coin operated laundry equipment services to customers in multi-family dwellings, (ii) operating, maintaining and servicing laundromat retail stores, and (iii) the sale and distribution of laundry equipment parts (the foregoing, together with all other businesses, activities, divisions and operations of the Partnership and their respective affiliates other than the business, activities and operations of Titlelink, the "Business");
                              --------

     WHEREAS, Enthoven was the former President and Chief Executive Officer of the Partnership and is generally knowledgeable about the Business;

     WHEREAS, in an effort to provide for an effective and successful transition of ownership of the Business, Coinmach desires to receive certain advisory and management consulting services from Enthoven relating to the Business and to obtain the benefit of Enthoven's experience in managing and operating the Business; and

     WHEREAS, subject to the compensation arrangements and other provisions set forth in this Agreement, Enthoven is willing to provide to Coinmach certain advisory and management consulting services related to the Business;

     NOW, THEREFORE, in consideration of the foregoing promises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Enthoven and Coinmach hereby agree as follows:

     1.  Engagement.  Coinmach hereby engages Enthoven to provide certain
         ----------
advisory and management consulting services related to the Business, and Enthoven hereby agrees to provide to Coinmach certain advisory and management consulting services related to the Business, in each case on the terms and subject to the conditions set forth in this Agreement.

     2.  Term.  This Agreement shall have an initial term of six months year,
         ----
commencing on the date hereof (the "Initial Term").  After the Initial Term,
                                    ------------
this Agreement shall automatically renew for successive one month periods (each such renewal period and the Initial Term, collectively, the "Engagement Period")
                                                             -----------------
and shall remain in full force and effect, unless sooner terminated by either party upon thirty (30) calendar days prior written notice.

          3.  Duties.  Enthoven hereby agrees during the Engagement Period to
              ------
consult with Coinmach in such manner and on such business and financial matters as may be reasonably requested from time to time by Coinmach, including, but not limited to, advisory matters in connection with (i) the servicing and maintenance of route leases pursuant to which the Partnership provides laundry equipment services in the course of the Business; (ii) the maintenance and operation of retail laundromat stores in the course of the Business; (iii) the preservation and development of Coinmach's relationships with customers and suppliers of the Partnership and other third parties involved in the operation of the Business; and (iv) the financial condition of the Business and any tax and accounting matters related thereto. Enthoven agrees to render services to Coinmach conscientiously and to devote reasonable efforts and abilities thereto at such times and in such reasonable manner as Coinmach and Enthoven shall mutually agree, it being acknowledged and agreed among the parties that Enthoven's services shall be on a non-exclusive basis and shall be performed at such places and at such times as are reasonably agreed upon between Enthoven and Coinmach; provided, however, that, notwithstanding the foregoing, Enthoven shall
          -----------------
be required to devote no greater than 20 hours per week to his services hereunder.

          4.  Compensation, Benefits and Expenses.
              -----------------------------------

              (a) CONSULTING FEE. From and after the date hereof and during the Engagement Period, Coinmach shall pay to Enthoven a monthly consulting fee (the "Consulting Fee") in an amount equal to the lesser of (x) an amount equal
      --------------
to the product of the number of hours worked by Enthoven during such month multiplied by $250 (fractions of an hour to be accounted for in tenths of an hour) and (y) an amount equal to the product of the number of days during which services were performed by Enthoven during such month multiplied by $800; provided, however, that (i) with respect to any given month during the
--------  -------
Engagement Period, Enthoven shall not be entitled to a Consulting Fee in an amount in excess of $15,000 and (ii) as a condition precedent to the payment of a Consulting Fee hereunder, Enthoven shall provide to Coinmach, within five calendar days after the end of each month, a written summary (the "Summary")
                                                                   -------
setting forth in reasonable detail: (i) the total number of hours (which hours shall include any hours expended in connection with any travel time required hereunder) worked for the month and on a daily basis; and (ii) a brief description of the nature and scope of the services performed. Coinmach shall have the right in its reasonable discretion to dispute all or any portion of the Summary and to adjust the amount of any Consulting Fee related thereto.

The Consulting Fee shall be payable within 30 days after the submission by Enthoven of the Summary as herein provided; provided, however, that, if this
                                            --------  -------
Agreement is terminated by either party, Enthoven shall be entitled to a Consulting Fee as calculated above in respect of any services performed during the period commencing on the first day of the month in which this Agreement is terminated through and including the date of termination.

               (b) BENEFITS. During the Engagement Period, Enthoven shall not be entitled to any benefits of any kind presently or hereafter granted to other employees of Coinmach, including, without limitation, any retirement, medical, stock option, incentive compensation or disability insurance programs.

               (c) EXPENSES. Except as otherwise provided in this Agreement, Coinmach shall promptly reimburse Enthoven for such reasonable travel and other out-of-pocket fees and expenses actually incurred by Enthoven in connection with the rendering of services under this Agreement and accounted for and evidenced in accordance with the standard policies, practices or procedures regarding expense reimbursement that Coinmach may establish from time to time.

          5.   Engagement Representation.  Enthoven represents and warrants to
               -------------------------
Coinmach that he is under no contractual, fiduciary or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties or obligations hereunder, or the rights of Coinmach hereunder.

          6.   Confidential Information.  Enthoven acknowledges that the
               ------------------------
information, observations and data obtained by Enthoven during the course of Enthoven's performance under this Agreement concerning the Business and the business and affairs of Coinmach or any of Coinmach's affiliates will be the property of such entities. Therefore, Enthoven agrees that he will not disclose to any unauthorized person or entity or use for the account of any person or entity other than Coinmach, any such information, observations or data including, without limitation, any business secrets or methods, policies, manuals or instructions, reports, lists of names of customers or suppliers, personnel information, pricing information or any other confidential or proprietary information of Coinmach or the Partnership or any of their respective affiliates or related parties (collectively, "Confidential
                                                         ------------
Information") without Coinmach's prior written consent, unless and to the extent
-----------
that the aforementioned matters become generally known to and available for use by the public other than as a result of Enthoven's acts or omissions to act and except as required by law or legal process. Additionally, the parties hereto will not, without the prior written consent of the other party hereto, disclose to any person or entity either the existence of this Agreement or any of the terms, conditions or agreements contained herein.

          7.   Independent Contractor Status.  Enthoven and Coinmach agree that
               -----------------------------
Enthoven shall perform services hereunder as an independent contractor, retaining control over and responsibility for his own operations and personnel. Neither Enthoven nor Enthoven's affiliates, partners, agents or related parties shall be considered employees or agents of Coinmach as a result of this Agreement, nor shall any of them have authority to contract in the name of or bind Coinmach, except as expressly agreed to in writing by Coinmach.

          8.   Notices.  Any notice, report or payment required or permitted to
               -------
be given or made under this Agreement by one party to the other party shall be deemed to have been duly given or made if personally delivered (including by courier) or, if mailed, when mailed by registered or certified mail, postage prepaid, to the other party at the following addresses (or at such other address as shall be given in writing by one party to the other party):

     If to Enthoven:

               Richard Enthoven


               Telephone:
               Facsimile:

     If to Coinmach:

               Coinmach Corporation
               521 East Morehead, Suite 590
               Charlotte, North Carolina  28202
               Attention:  Stephen R. Kerrigan
               Telephone:  (800) 747-9379
               Facsimile:  (704) 375-8986


          9.   Choice of Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          10.  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, or breach thereof, shall be settled by arbitration in New York, New York or such other location agreed to by the parties and in accordance with the rules of the American Arbitration Association. The controversy or claim shall be submitted to three neutral arbitrators: (a) one to be chosen by Coinmach, (b) a second to be chosen by Enthoven, and (c) a third to be selected by the two arbitrators chosen by Coinmach and Enthoven. To the extent permitted by the rules of the American Arbitration Association, the selected arbitrators may grant equitable relief. Judgment upon any proper award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each party shall pay the fees of the arbitrator selected by him and of his own attorneys, and the expenses of his witnesses and all other expenses connected with the presentation of his case. The costs of the arbitration including the cost of the record or transcripts thereof, if any, administrative fees, and all other fees and expenses shall be shared equally by Coinmach and Enthoven. Notwithstanding anything to the contrary in the preceding sentence, the arbitrators shall be permitted to order the unsuccessful party to pay the reasonable legal fees of the successful party, if the arbitrators find that the unsuccessful party asserted a claim or defense under this Agreement in bad faith.

          11.  Survival.  The covenants, agreements, representations, and
               --------
warranties contained in or made pursuant to this Agreement shall survive the termination of this Agreement, irrespective of any investigation made by or on behalf of any party.

          12.  Responsibility for Taxes.  It is understood that Enthoven shall
               ------------------------
be solely responsible for any taxes that become due, if any, in connection with any compensation or other benefits Enthoven receives in connection with this Agreement.

          13.  Waiver of Breach.  The waiver by either party of a breach of any
               ----------------
provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

          14.  Amendment.  This Agreement may be amended only by an instrument
               ---------
in writing executed by the parties hereto that expressly states that it is the intention of each of the parties to amend this Agreement. Commencement or continuation of any custom, course of dealing, practice or usage by Coinmach shall not constitute an amendment hereof or otherwise give rise to enforceable rights or create obligations of Coinmach.

          15.  Entire Agreement.  This Agreement contains the complete and
               ----------------
entire understanding and agreement of Enthoven and Coinmach with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of Enthoven in connection with the subject matter hereof.

          16.  No Third-Party Beneficiaries.  Except as provided in Section 19
               ----------------------------
below, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

          17.  Assignment.  Neither Enthoven nor Coinmach may assign its rights
               ----------
or obligations under this Agreement without the express written consent of the other party.

          18.  Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
be binding upon and inure to the benefit of Enthoven and his heirs and personal representatives, and shall be binding upon and inure to the benefit of Coinmach and its successors and assigns.

          19.  Severability.  If any provision of this Agreement or portion
               ------------
thereof is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

          20.  Headings.  The headings contained herein are for the convenience
               --------
of reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this Agreement.

          21.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                           *     *     *     *     *

    IN WITNESS WHEREOF, Enthoven and Coinmach have caused this Agreement to be duly executed and delivered on the date and year first above written.


                              COINMACH CORPORATION



                              By: ______________________________
                                  Name:
                                  Title:



                              __________________________________
                              Richard Enthoven

                    EXHIBIT TO THE STOCK PURCHASE AGREEMENT


                                   EXHIBIT F

                           List of Certain Personnel


Rich Enthoven
Kyle Ford
Robert E. Bailey
Stanley Scott
Rebecca Pirkle
Linda Russell
Gordon Dunaway
Donnette Goheen
Vernon Fuller

                                  SCHEDULE A
                                  ----------

                                LIST OF SELLERS


Tamara Lynn Ford

Robert Kyle Ford

Traci Lea Ford

Tucker F. Enthoven

Richard F. Enthoven

Richard Franklin Ford, Jr.,
  Trustee U/D/T February 4, 1994

                                                                 SCHEDULE 1.1(A)


                    Kwik Wash Laundries, Inc. and KWL,Inc.

                            Combined Balance Sheets

              (In thousands, except par value and share amounts)

                                                        DECEMBER 31
                                                      1995      1994
                                                    -------------------
ASSETS
Current assets:
 Cash and cash equivalents                           $   764    $ 1,369
 Trade and nontrade receivables, less allowance
   of $20 in 1995 and $23 in 1994                        457        283
 Notes receivable (Note 2)                               197        214
 Inventory                                               753        757
 Prepaid expenses                                         45        109
                                                    -------------------
Total current assets                                   2,216      2,732

Fixed assets, at cost:
 Store equipment                                      11,370     10,908
 Route equipment                                      28,907     27,359
 Vehicles                                              2,659      2,485
 Other                                                 7,639      6,718
                                                    -------------------
                                                      50,575     47,470
 Accumulated depreciation                             39,184     36,559
                                                    -------------------
Net fixed assets                                      11,391     10,911

Other assets:
 Notes receivable (Note 2)                             1,941        265
 Prepaid location fees (Note 4)                       11,417     10,417
 Investment in equity investee (Note 5)                1,042          -
 Intangibles (net) and other assets (Note 6)           2,659      4,606
                                                    -------------------
Total other assets                                    17,059     15,288
                                                    -------------------
Total assets                                         $30,666    $28,931
                                                    ===================

                                                                SCHEDULE 1.1(B)

                    Kwik Wash Laundries, Inc. and KWL, Inc.

                         Combined Financial Statements

                    Years ended December 31, 1995 and 1994
                      with Report of Independent Auditors

                    Kwik Wash Laundries, Inc. and KWL, Inc.

                         Combined Financial Statements

                    Years ended December 31, 1995 and 1994



                                   CONTENTS

Report of Independent Auditors......................................   1

Audited Financial Statements

Combined Balance Sheets.............................................   2
Combined Statements of Income and Retained Earnings.................   4
Combined Statements of Cash Flows...................................   5
Notes to Combined Financial Statements..............................   6

Selected Financial Data

Combined Schedules of Income and Retained Earnings..................  13
Combined Schedules of Cash Flows - Investing Activities.............  14

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

Board of Directors and Stockholders
Kwik Wash Laundries, Inc. and KWL, Inc.

We have audited the accompanying combined balance sheets of Kwik Wash Laundries, Inc., and KWL, Inc. (the Company), as of December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Kwik Wash Laundries, Inc., and KWL, Inc., at December 31, 1995 and 1994, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the combined financial statements taken as a whole. The combined schedules of income and retained earnings and the combined schedules of cash flows - investing activities included in the selected financial data section are presented for purposes of additional analysis and are not a required part of the combined financial statements. Such information, except for that portion marked "unaudited" on which we express no opinion, has been subjected to the auditing procedures applied in our audit of the combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the combined financial statements taken as a whole.

                                                  ERNST & YOUNG LLP

March 27, 1996

                    Kwik Wash Laundries, Inc. and KWL, Inc.

                            Combined Balance Sheets

              (In thousands, except par value and share amounts)

                                                            DECEMBER 31
                                                          1995      1994
                                                       --------------------
ASSETS
Current assets:
  Cash and cash equivalents                             $   764    $ 1,369
  Trade and nontrade receivables, less allowance
   of $20 in 1995 and $23 in 1994                           457        283
  Notes receivable (Note 2)                                 197        214
  Inventory                                                 753        757
  Prepaid expenses                                           45        109
                                                       --------------------
Total current assets                                      2,216      2,732

Fixed assets, at cost:
  Store equipment                                        11,370     10,908
  Route equipment                                        28,907     27,359
  Vehicles                                                2,659      2,485
  Other                                                   7,639      6,718
                                                       --------------------
                                                         50,575     47,470
  Accumulated depreciation                               39,184     36,559
                                                       --------------------
Net fixed assets                                         11,391     10,911

Other assets:
  Notes receivable (Note 2)                               1,941        265
  Prepaid location fees (Note 4)                         11,417     10,417
  Investment in equity investee (Note 5)                  1,042          -
  Intangibles (net) and other assets (Note 6)             2,659      4,606
                                                       --------------------
Total other assets                                       17,059     15,288
                                                       --------------------
Total assets                                            $30,666    $28,931
                                                       ====================

                                                            DECEMBER 31
                                                          1995      1994
                                                     ------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable, trade                               $   660     $   857
  Accrued liabilities                                     2,674       2,725
  Income taxes payable (Note 8)                               3         331
  Deferred income taxes (Note 8)                             57          85
                                                     ------------------------
Total current liabilities                                 3,394       3,998

Note payable (Note 10)                                    6,200       5,500
Deferred income taxes (Note 8)                              109         143
                                                     ------------------------
Total liabilities                                         9,703       9,641

Commitment and contingencies (Note 9)

Stockholders' equity (Note 11):
  Common stock:
   Kwik Wash Laundries, Inc. - $1 par value:
    Authorized shares - 500,000
    Issued and outstanding shares - 54,675                   55          55
   KWL, Inc. - $.10 par value:
    Authorized shares - 100,000
    Issued and outstanding shares - 54,675                    5           -
  Paid-in capital                                           925         180
  Retained earnings                                      19,978      19,055
                                                     ------------------------
Total stockholders' equity                               20,963      19,290
                                                     ------------------------
Total liabilities and stockholders' equity              $30,666     $28,931
                                                     ========================

See accompanying notes.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

              Combined Statements of Income and Retained Earnings

                                (In thousands)

                                                        YEAR ENDED DECEMBER 31
                                                          1995          1994
                                                      --------------------------
Revenues:
  Laundry route receipts                                $42,400       $40,569
  Laundry store receipts                                 21,020        20,574
  Miscellaneous                                             437           613
                                                      --------------------------
Total revenues                                           63,857        61,756

Operating costs expenses:
  Route commission expenses                              17,255        16,603
  Laundry operating expenses                             21,160        21,161
  Depreciation and amortization                           8,841         8,822
  Sales, general and administrative expenses              4,995         5,276
                                                      --------------------------
Total operating costs and expenses                       52,251        51,862
                                                      --------------------------

Income from operations                                   11,606         9,894

Other income (expense):
  Interest and finance charge income                        161           253
  Loss on sales of operating units and investment          (229)          (26)
  Equity in losses of equity investee                      (458)            -
  Interest expense                                         (465)         (510)
                                                      --------------------------
Total other income (expense)                               (991)         (283)
                                                      --------------------------

Income before income taxes                               10,615         9,611

Income taxes (Note 8)                                       354           436
                                                      --------------------------

Net income                                               10,261         9,175

Retained earnings at beginning of period                 19,055        29,844
Less cancelation of treasury shares (Notes 11)                -        14,066
Less distributions to stockholders                        9,338         5,898
                                                      --------------------------
Retained earnings at end of period                      $19,978       $19,055
                                                      ==========================

See accompanying notes.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

                       Combined Statements of Cash Flows

                                (In Thousands)


                                                                       YEAR ENDED DECEMBER 31
                                                                        1995            1994
                                                                  ----------------------------------
OPERATING ACTIVITIES
Net income                                                             $10,261         $ 9,175
Adjustments to reconcile net income to cash provided
 by operating activities:
     Depreciation                                                        5,134           5,009
     Amortization of contracts and intangibles                           3,707           3,813
     Equity in losses of equity investee                                   458               -
     Deferred income taxes                                                 (62)            (99)
     Gains on sales of assets                                             (140)           (168)
     Changes in operating assets and liabilities:
        Trade and nontrade receivables                                    (174)              7
        Inventory                                                            4             (47)
        Prepaid expenses                                                    64             109
        Other assets                                                       539            (415)
        Accounts payable, trade                                           (197)            371
        Accrued liabilities                                               (379)            282
                                                                  ----------------------------------
Net cash provided by operating activities                               19,215          18,037

INVESTING ACTIVITIES
Purchases of fixed assets                                               (5,483)         (4,737)
Prepaid location fees                                                   (2,978)         (2,907)
Notes receivable                                                        (1,659)          2,647
Investment in equity investee                                           (1,500)              -
Purchases of assets from acquisition                                      (568)              -
Payment for covenant not to compete                                          -          (1,250)
Proceeds from sales of assets                                              256             324
                                                                  ----------------------------------
Net cash used in investing activities                                  (11,932)         (5,923)

FINANCING ACTIVITIES
Proceeds from issuance of long-term debt                                17,300          14,100
Proceeds from issuance of common stock                                     750               -
Cash paid to redeem common stock                                             -         (14,310)
Distributions to stockholders                                           (9,338)         (5,898)
Repayment of long-term debt                                            (16,600)         (8,600)
                                                                  ----------------------------------
Net cash used in financing activities                                   (7,888)        (14,708)
                                                                  ----------------------------------
Net decrease in cash and cash equivalents                                 (605)         (2,594)
Cash and cash equivalents at beginning of year                           1,369           3,963
                                                                  ----------------------------------
Cash and cash equivalents at end of year                               $   764        $  1,369
                                                                  ==================================

See accompanying notes.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

                    Notes to Combined Financial Statements

                          December 31, 1995 and 1994

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION -- During 1995, Kwik Wash Laundries, Inc. (Kwik Wash) and KWL, Inc., a newly-formed corporation (KWL), formed Kwik Wash Laundries, L.P., a limited partnership (the Partnership), which became the successor in interest to substantially all of Kwik Wash's assets and liabilities. Kwik Wash holds a 99% limited partnership interest in the Partnership and KWL holds a 1% general partnership interest. These three entities are collectively referred to as the Company. The financial statements for 1995 contain the combined accounts of Kwik Wash, KWL and their 100% interest in the Partnership, while those for 1994 contain the accounts for Kwik Wash only. Intercompany accounts and transactions have been eliminated in the combination.

DESCRIPTION OF OPERATIONS -- The Company's principal business activity is the ownership and management of its own coin-operated laundries located in stores and multifamily housing communities primarily in Texas, Louisiana, Oklahoma, Arkansas and Mississippi.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVENTORY -- The inventory of parts and supplies is stated at the lower of cost or market, using the moving average cost method.

DEPRECIATION -- Depreciation is calculated on either the straight-line or declining balance methods on all depreciable assets over their estimated useful lives of four to ten years. Depreciation expense includes the net book value of junked equipment and miscellaneous disposed equipment.

INTANGIBLE ASSETS -- Intangible assets are recorded at cost and are amortized using the straight-line method over their estimated useful lives.

BAD DEBTS -- The Company uses the reserve method in providing for bad debts.

FINANCE CHARGE INCOME -- Deferred finance charges are recognized as income over the term of each note on the straight-line basis.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STATEMENT OF CASH FLOWS - The indirect method has been used in the preparation of the statement of cash flows. The Company defines cash as cash-in-hand, cash in demand deposit accounts and cash equivalents with original maturities of three months or less.

2.   NOTES RECEIVABLE

Notes receivable represent installment obligations due from purchasers of various operating units and extensions of credit to affiliated parties. The trade notes are secured by the equipment purchased and are net of any add-on finance charges. The notes with affiliated parties are secured by real estate.

Notes receivable at December 31 are summarized as follows:

                                                1995           1994
                                             -------------------------
     Purchasers of operating units             $  336,635   $660,683
     Affiliated parties                         1,881,602          -
     Less add-on finance charges                   80,434    181,815
                                             -------------------------
     Net amount due                             2,137,803    478,868
     Amount due in one year                       196,497    214,008
                                             -------------------------
     Net long-term                             $1,941,306   $264,860
                                             =========================

3.   ACQUISITIONS

During the year ended December 31, 1995, the Company acquired a laundry route that included route equipment and intangible assets for cash in the aggregate amount of $567,608. The purchase price of the 1995 route acquisition was allocated to equipment ($249,968), laundry room contracts ($307,640) and covenants not to compete ($10,000).

On April 4, 1995, Kwik Wash was issued seven shares of the common stock, $0.01 par value per share, of Ford Coin Laundries, Inc. (FCL), at a cost to Kwik Wash of $10,000 per share. These shares, together with three shares issued to Kwik Wash's stockholders (the Stockholders), represented 100% of FCL's issued common stock. The Stockholders acquired their three shares with $30,000 in cash that was distributed by Kwik Wash to them for that purpose.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

3. ACQUISITIONS (CONTINUED)

On April 4, 1995, FCL entered into a Stock Purchase Agreement with SAS Acquisitions Inc. (SAS), a subsidiary of The Coinmach Corporation, whereby FCL issued one thousand shares of its nonvoting Class A common stock, $0.01 par value per share, to SAS for $11,400 per share.

On April 4, 1995, FCL acquired substantially all of the outstanding capital stock of Solon Automated Services, Inc. (Solon), for a cost of $11,500,000.

On April 4, 1995, FCL, Kwik Wash, the Stockholders and SAS entered into a letter agreement (the Agreement) whereby SAS received an option (the Option) to purchase all the shares of FCL's common stock from Kwik Wash and the Stockholders for a cash purchase price of $100,000. On April 28, 1995, SAS exercised its Option and the purchase transaction was closed on the same date.

Also under the terms of the Agreement, SAS received an option (the Put) to cause Solon to sell to Kwik Wash any and all of Solon's business locations, properties, and assets operated by Solon's Dallas and Houston regions (the Texas Assets) for a purchase price of $44,653,800. The Put was exercisable at any time during the six-month period commencing April 4, 1995. SAS did not exercise the Put. Under the terms of the agreement, SAS and Kwik Wash each have no further obligation to the other, except SAS's obligation to pay over a twelve-month period (which commenced October 4, 1995) to Kwik Wash and the Stockholders, certain of their out-of-pocket costs directly incurred in connection with FCL's acquisition of Solon.

4. PREPAID LOCATION FEES

Route location fees paid to secure apartment leases are capitalized and amortized over the life of the related lease, usually over periods of 60 to 120 months. Amortization expense for location fees was $1,980,996 and $1,964,663 in 1995 and 1994, respectively.

5. INVESTMENT IN EQUITY INVESTEE

The investment in equity investee represents the Company's 30% equity interest in TitleLink, L.C., a privately-owned developmental stage limited liability corporation which developed a communications product for the real estate title industry. The investment is accounted for at cost less the Company's equity in TitleLink's loss since

                    Kwik Wash Laundries, Inc. and KWL, Inc.

5. INVESTMENT IN EQUITY INVESTEE (CONTINUED)

the date of acquisition. Under the investment agreement, the Company is allocated substantially all of TitleLink's losses financed by the Company's investment. As of December 31, 1995, TitleLink's equity was approximately $1,080,000.

6. INTANGIBLE AND OTHER ASSETS

Intangible and other assets at December 31 are summarized as follows:

                                               1995            1994
                                         --------------------------------
     Laundry room contracts                 $5,962,745      $5,655,105
     Less accumulated amortization           5,341,610       5,033,387
                                         --------------------------------
                                               621,135         621,718

     Covenants not to compete, net           1,968,750       3,375,498
     Deposits and other assets                  68,917         608,797
                                         --------------------------------
     Total intangible and other assets      $2,658,802      $4,606,013
                                         ================================

Intangibles are amortized over their estimated useful lives of two to five years. Amortization expense was $1,725,764 and $1,848,281 in 1995 and 1994, respectively.

7. PROFIT SHARING PLAN

The Company maintains a profit sharing plan, which includes provisions meeting the guidelines of Section 401(k) of the Internal Revenue Code. The plan covers all employees meeting certain minimum entry requirements, as allowed by law. The Company's contribution to the plan is voluntary and the Company has accrued plan contributions of $504,569 and $499,981 in 1995 and 1994, respectively.

8. INCOME TAXES

Kwik Wash previously converted from a C corporation to a Subchapter S corporation under the Internal Revenue Code of 1986. KWL is also a Subchapter S corporation. For federal income tax purposes, the Company's income is taxed directly to the stockholders with the exception of the corporate level built-in gains tax. During a ten year recognition period, this corporate level tax is imposed on the sale or exchange of assets that were held by Kwik Wash on the date of its Subchapter S election.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

8. INCOME TAXES (CONTINUED)

The Company's deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets and liabilities at December 31 are summarized as follows:

                                                  1995           1994
                                              --------------------------
          Total deferred tax assets             $        -    $        -
          Total deferred tax liabilities           166,374       228,475
                                              --------------------------
          Net deferred tax liability            $ (166,374)   $ (228,475)
                                              ==========================

The Company's deferred tax liabilities relate to net built-in gains expected to be recognized during the ten-year recognition period.

The components of the income tax provision are as follows:

                                                  1995           1994
                                              --------------------------
          Current:
           Federal                                $ 62,205     $135,147
           State                                   354,148      400,067
                                              --------------------------
                                                   416,353      535,214

          Deferred:
           Federal                                 (62,101)     (99,381)
                                              --------------------------
          Total income tax provision              $354,252     $435,833
                                              ==========================

Cash paid for income taxes during the year ending December 31, 1995 and 1994 was $744,119 and $553,262, respectively.

9. COMMITMENTS AND CONTINGENCIES

The Company's operations are conducted from leased premises, which include 10 offices/warehouses and 150 laundry stores. Generally, these leases are for various periods of from one to ten years and are renewable at the option of the Company. Six of the offices/warehouses and 22 of the laundry stores are leased from various partnerships whose partners include the majority stockholders of the Company.

                    Kwik Wash Laundries, Inc. and KWL, Inc.

9.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Total rent expense for 1995 was $3,576,919, of which $886,135 was with related parties. In 1994, the total rent expense was $3,484,793, of which $870,962 was with related parties. Aggregate minimum rentals in the succeeding years are as follows:

                                     RELATED
                         OTHERS      PARTIES        TOTAL
                    -------------------------------------------
     1996             $1,993,294   $  829,932    $ 2,823,226
     1997              1,641,122      833,393      2,474,515
     1998              1,322,878      871,464      2,194,342
     1999              1,014,528      871,464      1,885,992
     2000                620,830      798,842      1,419,672
     Thereafter          684,617            -        684,617
                    -------------------------------------------
     Total            $7,277,269   $4,205,095    $11,482,364
                    ===========================================

The Company is a party to various claims, legal actions and complaints arising in the ordinary course of business. In the opinion of management, all such matters are without merit or are of such nature, or involve such amounts, that an unfavorable disposition would not have a material effect on the financial position or results of operations of the Company. In addition, the Company is the guarantor for notes payable of an affiliate in the aggregate amount of $2,667,790 at December 31, 1995.

10.  NOTE PAYABLE

In November, 1995, the Company entered into a new $32,000,000 loan agreement with a single bank that extends to September 30, 2000. This agreement replaced an existing loan agreement, which was to mature on December 15, 2000. Under the new loan agreement, the Company has an unsecured reducing line of credit of $20,000,000 (Facility A Commitment), and an unsecured term loan of $12,000,000 (Facility B Commitment). The Company had aggregate advances under the Facility A Commitment of $6,200,000 outstanding at December 31, 1995. There were no aggregate advances under the Facility B Commitment outstanding at December 31, 1995. On each quarterly date commencing December 30, 1997, the Facility A Commitment shall be reduced by $1,000,000. On each quarterly date commencing June 30, 1996, the Facility B Commitment shall be reduced by $600,000. No net repayments are due as long as the amounts outstanding are below the current Facility A and Facility B Commitments. Advances under both the Facility A and Facility B Commitments bear interest at varying rates based (at the Company's

                    Kwik Wash Laundries, Inc. and KWL, Inc.

10.  NOTE PAYABLE (CONTINUED)

option) on the Bank's prime rate or the London Interbank Offering Rate. At December 31, 1995, the interest rates on outstanding borrowings ranged from 7.25% to 8.5%. The loan agreement contains affirmative and negative covenants, including restrictions on future borrowings, and requires that the Company meet certain financial ratios. Cash paid for interest was $456,827 and $504,627 for 1995 and 1994 respectively.

Subsequent to the balance sheet date, on January 3, 1996, the Company borrowed $12,000,000 on the Facility B Commitment. This amount was distributed to the stockholders as a dividend.

11.  STOCK REDEMPTION AND STOCKHOLDER AGREEMENTS

On November 15, 1993, Kwik Wash exercised its Call Option pursuant to the terms of a Put and Call Agreement entered into with a stockholder to purchase all of the stockholder's common stock (56,923 shares) for $251.40 per share. On January 31, 1994, Kwik Wash purchased the 56,923 shares pursuant to the Put and Call Agreement. Such treasury shares were subsequently canceled on February 1, 1994, and returned to the status of authorized and unissued common stock. The cancelation of the treasury shares was accounted for by reducing common stock by $56,923, paid-in capital by $187,334, and retained earnings by $14,066,185.

On January 31, 1994, in consideration for a payment of $1,250,000, Kwik Wash entered into a five-year noncompete and nondisclosure agreement with the stockholder whose shares were redeemed on that date.

12.  FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's notes receivable from purchasers of operating units, notes receivable from affiliated entities and borrowings under its long term note payable approximate their fair value.

                            SELECTED FINANCIAL DATA

                    Kwik Wash Laundries, Inc. and KWL, Inc.

              Combined Schedules of Income and Retained Earnings

                                (In thousands)

                                                               YEAR ENDED DECEMBER 31
                                                           1995          1994            1993
                                                                                      (UNAUDITED)
                                                       -------------------------------------------
Revenues:
  Laundry route receipts                                   $42,400       $40,569       $38,275
  Laundry store receipts                                    21,020        20,574        19,744
  Miscellaneous                                                437           613           534
                                                       -------------------------------------------
Total revenues                                              63,857        61,756        58,553

Operating costs expenses:
  Route commission expenses                                 17,255        16,603        15,653
  Laundry operating expenses                                21,160        21,161        21,747
  Depreciation and amortization                              8,841         8,822         8,934
  Sales, general and administrative expenses                 4,995         5,276         4,484
                                                       -------------------------------------------
Total operating costs and expenses                          52,251        51,862        50,818
                                                       -------------------------------------------

Income from operations                                      11,606         9,894         7,735

Other income (expense):
  Interest and finance charge income                           161           253           287
  Gain (loss) on sales of operating units and investment      (229)          (26)          599
  Equity in losses of equity investee                         (458)            -             -
  Interest expense                                            (465)         (510)          (64)
                                                       -------------------------------------------
Total other income (expense)                                  (991)         (283)          822
                                                       -------------------------------------------

Income before income taxes                                  10,615         9,611         8,557

Income taxes                                                   354           436         1,998
                                                       -------------------------------------------

Net income                                                  10,261         9,175         6,559

Retained earnings at beginning of period                    19,055        29,844        23,777
Less cancelation of treasury shares                              -        14,066           492
Less distributions to stockholders                           9,338         5,898             -
                                                       -------------------------------------------
Retained earnings at end of period                         $19,978       $19,055       $29,844
                                                       ===========================================

                    Kwik Wash Laundries, Inc. and KWL, Inc.

              Combined Statements of Income and Retained Earnings

                                (In Thousands)

                                                               YEAR ENDED DECEMBER 31
                                                           1995          1994            1993
                                                                                      (UNAUDITED)
                                                       -------------------------------------------
Purchases of fixed assets                                $ (5,483)       $(4,737)      $ (4,579)
Prepaid location fees                                      (2,978)        (2,907)        (2,616)
Notes receivable                                           (1,659)         2,647         (2,010)
Investment in equity investee                              (1,500)             -              -
Purchases of assets from acquisitions                        (568)             -         (1,372)
Payment to stockholder for covenant
  not to compete                                                -         (1,250)             -
Proceeds from sales of assets                                 256            324            533
                                                       -------------------------------------------
Net cash used in investing activities                    $(11,932)       $(5,923)      $(10,044)
                                                       ===========================================

                                                                    SCHEDULE 6.3

                     STOCK PURCHASE AGREEMENT SCHEDULE 6.3

                           ASSETS TO BE DISTRIBUTED

On or before the Closing Date the following assets will be distributed from the
Partnership:

VEHICLE DESCRIPTION                           TEXAS LICENSE NO.
-----------------------                       -----------------

1995 Chevorlet Suburban                       NY 8789
1994 Acura Legend                             NTG 85T
1995 Toyota Camry                             RCN 74P
1994 Toyota Camry                             MYP 32F
1993 Toyota Land Cruiser                      JKT 81W
1994 Toyota Land Cruiser                      NKM 61S
1995 Toyota Camry                             RCN 51F
1996 Toyota Camry                             WGV 58M
1994 Toyota Camry                             MDF 73V


FURNITURE AND FIXTURES:
-----------------------

All furniture and accessories located in the offices of the six officers of KWL, Inc. which consists of:
6 - Executive Desks
6 - Standard Executive Credenzas
6 - Executive swivel chairs
22 - side chairs
4 - wood lateral files
4 - wood bookcases
6 - wood computer tables
2 - wood small conference tables
2 - fabric couches
2 - lamps
2 - glass top tables
1 - fabric chair
various desk top and other accessories


COMPUTER EQUIPMENT:
-------------------

6 - Apple MacIntosh Computers per attached listing
6 - Printers per attached listing

                           KWIK WASH LAUNDRIES, L.P.
                         MACINTOSH AND PRINTER VALUES
                                 AS OF 9/30/96

                                             Item     Serial Number    Serial Number      Date             Accum            Market
                                            Number       on Item       Entered in P&E   Acquired  Cost     Depr.    NBV     Value
                                         -------------------------------------------------------------------------------------------
RICHARD ENTHOVEN
----------------

Quadra Mac (Including Monitor)                                                                                        0
DeskWriter Printer                                                                                                    0
                                                                                                  ---------------------
                                                                                                      0        0      0        500
                                                                                                  ================================

KYLE FORD
---------

Quadra Mac (Including Monitor)            03549411      XB3506QY12V        SXB3506QY1    3/31/94  1,930    1,233    697
DeskWriter Printer                        03175092       3002A19312        3002A19312    8/31/92    918      918      0
                                                                                                  ---------------------
                                                                                                  2,848    2,151    697        500
                                                                                                  ================================

ART MILLER
----------

Duo Dock 230 Mac (Including Monitor) (A)  03549445      FC330DNLC78        SFC2420R5C    3/31/94  2,575    1,645    930
DeskWriter Printer                        03549541       3336S28695        3336S28696    3/31/94    313      200    113
                                                                                                  ---------------------
                                                                                                  2,888    1,845  1,043        500
                                                                                                  ================================

DAVID COUCH
-----------

Quadra Mac (Including Monitor)            03583512      XB43316C2DQ      SXB43316C2DQ   11/11/94  1,864      984    880
DeskWriter Printer                        03470841       3315S33655        3315S33655    5/17/93    379      279    100
                                                                                                  ---------------------
                                                                                                  2,243    1,263    980        500
                                                                                                  ================================

Notes: (A) The serial number in the P&E system is the S/N for a Duo Dock Model
             210. The model 210's on hand were traded (thru Compulize) for model 230's, but the S/N's were never updated

                           KWIK WASH LAUNDRIES, L.P.
                         MACINTOSH AND PRINTER VALUES
                                 AS OF 9/30/96

                                             Item     Serial Number    Serial Number      Date             Accum            Market
                                            Number       on Item       Entered in P&E   Acquired  Cost     Depr.    NBV     Value
                                         -------------------------------------------------------------------------------------------
BOB BAILEY
----------

Duo Dock 210 Mac (Including Monitor)      03461531     MFC24219CC75       FC2450A6C75   12/21/92  2,772    2,162    610
Personal Lazer Writer 320 - Apple         03549605      CA34998T1GJ        SCA34998T1    3/31/94    955      610    345
                                                                                                  ---------------------
                                                                                                  3,727    2,772    955        500
                                                                                                  ================================

SKIP GRAVES
-----------

Quadra Mac (Including Monitor)            03549381      XB3506UG12V        SXB3506UG1    3/31/94  2,013    1,286    727
DeskWriter Printer                        03549541       3336S28696        3336S28696    3/31/92    313      200    113
                                                                                                  ---------------------
                                                                                                  2,326    1,486    840        500
                                                                                                  ================================

                                                                   SCHEDULE 8.16


                                SCHEDULE 8.16
                           KWIK WASH LAUNDRIES, L.P.
              SCHEDULE OF LAUNDROMAT LEASES WITH RELATED PARTIES
                     RENTAL RATE, TERM, & OPTION SCHEDULE

                                                                                    MONTHLY          MONTHLY           MONTHLY
                                                                                     RENTAL           RENTAL            RENTAL
BRANCH       STORE #           STORE ADDRESS            PRIMARY RENTAL TERM        AS OF 10/96     1/97 - 12/97       1/98 - 12/01
----------  ---------   -------------------------    -------------------------    -------------  -----------------    ------------
Dallas          16      7020 FAIR OAKS, DALLAS          1/01/97 - 12/31/01           $1,458.00         1,458.00          1,531.00
Dallas          20      1169 PEAVY RD., DALLAS          1/01/97 - 12/31/01           $1,998.00         1,998.00          2,098.00
Dallas          26      440 W. DAVIS, DALLAS            1/01/97 - 12/31/01           $1,300.00         1,300.00          1,365.00
Dallas          45      2415 AZLE AVE. FT. WORTH        1/01/97 - 12/31/01           $1,250.00         1,250.00          1,313.00
Dallas          51      1800 N. SYLVANIA, FT. WORTH     1/01/97 - 12/31/01           $1,250.00         1,250.00          1,313.00
Dallas          52      7007 WOODWICK DR. DALLAS        1/01/97 - 12/31/01           $2,400.00         2,400.00          2,520.00
Dallas          56      13970 JOSEY LN. FARMER'S BR.    1/01/97 - 12/31/01           $1,950.00         1,950.00          2,048.00
Dallas          60      131 N. BECKLEY, DALLAS          1/01/97 - 12/31/01             $900.00           900.00            945.00
Austin          1       2100 S. LAMAR, AUSTIN           1/01/97 - 12/31/01           $1,690.00         2,000.00          2,100.00
Austin          3       1925 GASTON PLACE, AUSTIN       1/01/97 - 12/31/01           $1,300.00         1,300.00          1,365.00
Austin          6       2209 S. CONGRESS, AUSTIN        1/01/97 - 12/31/01           $1,931.00         1,931.00          2,028.00
Austin          15      8901 N. LAMAR, AUSTIN           1/01/97 - 12/31/01             $872.00           872.00            916.00
Austin          38      5405 S. PlEASANT VLY., AUSTIN   1/01/97 - 12/31/01           $1,200.00         1,200.00          1,260.00
San Antonio     5       5211 S. FLORES, S.A.            1/01/97 - 12/31/01           $1,200.00         1,200.00          1,260.00
San Antonio     7       1217 PAT BOOKER RD., UNIVERSAL  1/01/97 - 12/31/01           $1,308.00         1,308.00          1,373.00
San Antonio     8       311 E. PARK, S.A.               1/01/97 - 12/31/01           $1,638.00         1,638.00          1,720.00
San Antonio     11      1314 W.W.WHITE., S.A            1/01/97 - 12/31/01           $1,300.00         1,300.00          1,365.00
San Antonio     18      930 W. FORMOSA, S.A             1/01/97 - 12/31/01           $1,100.00         1,100.00          1,155.00
San Antonio     21      9207 S. ZARZAMORA, S.A.         1/01/97 - 12/31/01           $1,254.00         1,254.00          1,317.00
San Antonio     26      1100 S. PRESA RD., S.A.         1/01/97 - 12/31/01           $1,200.00         1,200.00          1,260.00
San Antonio     35      1519 W. SOUTHCROSS, S.A.        1/01/97 - 12/31/01           $1,700.00         1,700.00          1,785.00
Corpus          3       9709 S. PADRE ISLAND DR., C.C.  1/01/97 - 12/31/01           $1,000.00         1,000.00          1,050.00
Corpus          5       2118 GOLIHAR, C.C.              1/01/97 - 12/31/01           $1,700.00         1,700.00          1,785.00
                                                                                    $32,899.00       $33,209.00        $34,872.00
                                                                                    ==========     ==============     ===========
                                                      KWL
                     OPTION            OPTION       PRIMARILY      LESSOR
BRANCH                TERM           RENTAL RATE   RESPONSIBLE     AS OF 10/31/98
------------    -----------------   ------------   -----------     --------------
Dallas          1/1/02 - 12/31/06     1,684.00     NO              CEDAR CREEK
Dallas          1/1/02 - 12/31/06     2,308.00     NO              GRANITE
Dallas          1/1/02 - 12/31/06     1,502.00     YES             FORD REALTY
Dallas          1/1/02 - 12/31/06     1,444.00     YES             FORD REALTY
Dallas          1/1/02 - 12/31/06     1,444.00     YES             FORD REALTY
Dallas          1/1/02 - 12/31/06     2,772.00     YES             FORD REALTY
Dallas          1/1/02 - 12/31/06     2,253.00     YES             FORD REALTY
Dallas          1/1/02 - 12/31/06     1,040.00     YES             S & F REALTY
Austin          1/1/02 - 12/31/06     2,310.00     NO              GRANITE
Austin          1/1/02 - 12/31/06     1,502.00     YES             WF REALTY
Austin          1/1/02 - 12/31/06     2,231.00     YES             AUSTIN S W
Austin          1/1/02 - 12/31/06     1,008.00     YES             AUSTIN S W
Austin          1/1/02 - 12/31/06     1,386.00     NO              GRANITE
San Antonio     1/1/02 - 12/31/06     1,386.00     YES             S & F REALTY
San Antonio     1/1/02 - 12/31/06     1,510.00     YES             S & F REALTY
San Antonio     1/1/02 - 12/31/06     1,892.00     YES             FORD REALTY
San Antonio     1/1/02 - 12/31/06     1,502.00     YES             WF REALTY
San Antonio     1/1/02 - 12/31/06     1,271.00     YES             WF REALTY
San Antonio     1/1/02 - 12/31/06     1,449.00     NO              FORD REALTY
San Antonio     1/1/02 - 12/31/06     1,386.00     YES             FORD REALTY
San Antonio     1/1/02 - 12/31/06     1,964.00     YES             S & F REALTY
Corpus          1/1/02 - 12/31/06     1,155.00     YES             GRANITE
Corpus          1/1/02 - 12/31/06     1,964.00     YES             S & F REALTY
                                    $38,363.00
                                   ===========

RELATED PARTY LAUNDROMAT LEASES:

NOTES:    1) The rent shown for all buildings is the triple-net portion only.
             Additional rent may apply for taxes, insurance, and common area maintenance.
             KWL Primarily Responsible: This indicates which property maintainance clause to use in the lease addendum. Yes - Tenant does own maintenance. No - Landlord does maintenance and bills tenants(s).
          2) Austin store #1 is projected to be purchased by Granite Chief Realty from Bank One Management Corporation by 11/30/96. If the property is not purchased prior to closing, the existing lease (Expires 5/97) will apply.
          3) Option shown is for all laundromat leases simultaneously.

                                 SCHEDULE 8.17

                           KWIK WASH LAUNDRIES, L.P.
              SCHEDULE OF FACILITIES LEASES WITH RELATED PARTIES
                     RENTAL RATE, TERM, & OPTION SCHEDULE

                                                                                 MONTHLY          MONTHLY          MONTHLY
                                                                                  RENTAL           RENTAL           RENTAL
BRANCH                   PROPERTY ADDRESS              PRIMARY RENTAL TERM      AS OF 10/96     1/97-12/97       1/98-12/00
----------            --------------------------    -------------------------- ------------- ----------------  ----------------
Houston               903 CROSS TIMBERS, HOUSTON        1/01/97 - 3/31/97        $1,800.00
Austin                3601 DIME CIRCLE, AUSTIN          1/01/97 - 11/30/00       $3,600.00          3,600,00          3,780.00
San Antonio           12831 COGBURN, S.A.               1/01/97 - 11/30/00       $8,800.00          8,800.00          9,240.00
Corpus Christi        55446 KOSTORYZ, C.C.              1/01/97 - 11/30/00       $2,554.00          2,554.00          2,682.00
Shreveport            430 W. 67TH ST., SHREVEPORT, LA   1/01/97 - 11/30/00       $2,675.00          2,675.00          2,809.00

TOTAL RELATED PARTY FACILITIES LEASES                                           $19,429.00        $17,629.00        $18,511.00
                                                                               ============= ================  ================

                                                                           KWL
                                        OPTION            OPTION        PRIMARILY      LESSOR
BRANCH                                   TERM           RENTAL RATE    RESPONSIBLE     AS OF 10/96
----------                         ------------------  -------------   -----------     --------------
Houston                              Month to Month                    YES             FORD REALTY
Austin                              1/1/02 -12/31/06      4,158.00     NO              FORD REALTY
San Antonio                         1/1/02 -12/31/06     10,164.00     YES             COMMERCIAL
Corpus Christi                      1/1/02 -12/31/06      2,950.00     YES             FORD REALTY
Shreveport                          1/1/02 -12/31/06      3,090.00     YES             J&D REALTY

TOTAL RELATED PARTY FACILITIES LEASES                    $20,362.00
                                                       =============



NOTES:    1) The rent shown for all buildings is the triple-net portion only.
             Additional rent may apply for taxes, insurance, and common area maintenance.
             KWL Primarily Responsible: This indicates which property maintenance clause to use in the lease addendum. Yes -
             Tenant does own maintenance. No - Landlord does maintenance and bills tenant(s).
          2) Option shown is for each building separately.